UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBERS 811-6618

FIRST INVESTORS EQUITY FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
1-732-855-2712
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: SEPTEMBER 30, 2008

DATE OF REPORTING PERIOD: SEPTEMBER 30, 2008

Item 1. Reports to Stockholders

The Annual Report to Stockholders follows

FOREWORD

This report is for the information of the shareholders of the Funds. It is the Funds’ practice to mail only one copy of their annual and semi-annual reports to all family members who reside in the same household. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. See page 1 for information regarding the Cash Management Fund’s participation in the U.S. Department of the Treasury Temporary Guarantee Program for Money Market Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was 2.7% for Class A shares and 1.9% for Class B shares, including dividends of 2.7 cents per share on Class A shares and 1.9 cents per share on Class B shares. The Fund maintained a $1.00 net asset value for each class of shares throughout the year.

During the reporting period, the stress in the financial markets spread to the money markets. Liquidity became a significant issue for the money markets. While benchmark interest rates were low, secondary markets for securities often reflected a premium for quality and liquidity that defied historical market experience.

The Federal Reserve (the “Fed”) injected an enormous amount of liquidity into the financial system during the reporting period, reducing its target federal funds rate by 275 basis points to 2.00% by the end of September. The Fed has since reduced the rate by another .50% to 1.50%. In addition, over the last year, the U.S. government implemented various other liquidity measures to boost confidence in the market. Despite the government’s considerable efforts, market conditions have been difficult, with a significant and prolonged flight to quality as investors have been exceptionally risk averse. Credit spreads in the money markets widened notably.

The Fund effectively used corporate bonds and notes for incremental return, in addition to floating rate securities and various types of callable securities. The Fund continued to invest conservatively, and attempted to mitigate credit risk by generally limiting corporate security investments to shorter maturities and smaller position sizes while maintaining a significant portion of its assets in U.S. government and agency securities. Because the Fund is managed conservatively, it did not invest in asset-backed commercial paper during the review period. Market volatility reduced the normal benefits of a longer-than-average weighted average maturity during the period as the money markets experienced severe dislocation where normal relationships and correlations became invalid.

Although money market funds are relatively conservative vehicles, there can be no assurance that they will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. However, it should be noted the Fund is participating in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program is designed to protect shareholders of the Fund as of September 19, 2008, against the risk of loss in the event that the Fund cannot maintain a $1.00 net asset value (“triggering event”). The Program generally does not guarantee any new investments in the Fund made after September 19, 2008 and is scheduled to expire on December 18, 2008. Moreover, it only

1

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

provides coverage to the amount of shares held as of September 19, 2008. If shares are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered. The Program does not provide any coverage for any increase in the number of shares held in an account after September 19, 2008 or for new shareholders who open accounts in the Fund after September 19, 2008, by direct purchase, exchange, or other means. For more information about the Program’s scope and limitations, please see the Fund’s most recent prospectus as supplemented on October 8, 2008.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Michael J. O’Keefe
Portfolio Manager

October 31, 2008

2

Understanding Your Fund’s Expenses
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, including a sales charge (load) on purchase payments (on Class A shares only), a contingent deferred sales charge on redemptions (on Class B shares only); and (2) ongoing costs, including advisory fees; distribution and service fees (12b-1); and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, April 1, 2008, and held for the entire six-month period ended September 30, 2008. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid on your account during this period, simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expenses Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for Class A and Class B shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs, such as front-end or contingent deferred sales charges (loads). Therefore, the hypothetical expenses example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

3

Fund Expenses
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,008.77	$4.02
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.00	$4.04

Expense Example – Class B Shares
Actual	$1,000.00	$1,005.01	$7.77
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,008.63	$7.82

*	Expenses are equal to the annualized expense ratio of .80% for Class A shares and 1.55% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

4

Portfolio of Investments
CASH MANAGEMENT FUND
September 30, 2008

Principal			Interest
Amount		Security	Rate	*	Value

		CORPORATE NOTES—62.4%
		Abbott Laboratories:
$1,400	M	2/17/09	2.60%		$1,403,157
2,000	M	5/15/09	2.86		2,030,688
800	M	5/15/09	2.80		812,280
11,000	M	Brown-Forman Corp., 12/3/08 (a)	2.27		10,956,239
		Chevron Funding Corp.:
6,000	M	10/9/08	2.20		5,997,066
3,200	M	10/17/08	2.20		3,196,869
		Coca-Cola Co.:
5,000	M	10/10/08 (a)	2.40		4,996,982
1,500	M	12/5/08 (a)	2.25		1,493,901
4,500	M	ConocoPhillips, 11/5/08 (a)	2.21		4,490,301
		General Electric Capital Corp.:
3,500	M	12/17/08	2.62		3,480,303
2,276	M	4/1/09	2.80		2,279,339
5,000	M	Hershey Co., 10/28/08 (a)	2.17		4,991,841
7,500	M	Hewlett-Packard Co., 10/15/08 (a)	2.65		7,492,266
6,000	M	Illinois Tool Works, Inc., 10/20/08	2.35		5,992,555
1,000	M	International Business Machines Corp., 2/1/09	5.38		1,008,280
7,000	M	Johnson & Johnson, 10/10/08 (a)	2.06		6,996,385
12,000	M	Kimberly-Clark Worldwide, 10/7/08 (a)	2.02		11,995,955
9,500	M	Madison Gas & Electric Co., 10/24/08	3.00		9,481,782
5,000	M	New Jersey Natural Gas Co., 11/24/08	2.35		4,982,358
6,955	M	Pepsi Bottling Holdings, Inc., 2/17/09 (b)	3.00		7,025,709
4,000	M	PepsiCo, Inc., 10/9/08 (a)	2.55		3,997,731
1,460	M	Pfizer, Inc., 10/30/08 (a)	2.20		1,457,410
1,585	M	Pitney Bowes Credit Corp., 9/15/09	3.17		1,664,304
		Procter & Gamble International Finance:
5,000	M	10/3/08 (a)	2.23		4,999,377
4,000	M	11/10/08 (a)	2.15		3,990,418
6,000	M	Prudential Funding Corp., 10/2/08	2.40		5,999,597
3,000	M	Stanley Works, 10/21/08 (a)	2.25		2,996,235
8,000	M	Toyota Motor Credit Corp., 10/1/08	2.45		8,000,000
		Wal-Mart Stores, Inc.:
1,150	M	10/1/08	2.65		1,150,000
4,500	M	11/10/08 (a)	2.11		4,489,446
8,500	M	Washington Gas Light Co., 10/14/08	2.70		8,491,707

Total Value of Corporate Notes (cost $148,340,481)					148,340,481

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
September 30, 2008

Principal			Interest
Amount		Security	Rate	*	Value

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—17.4%
$12,000	M	Fannie Mae, 11/19/08	2.05%		$11,966,515
5,000M	M	Federal Farm Credit Bank, 11/12/08	2.25		4,986,852
		Federal Home Loan Bank:
1,000	M	3/3/09	2.73		1,000,000
3,000	M	3/17/09	3.00		2,996,992
3,500	M	4/30/09	2.63		3,500,000
2,000	M	6/26/09	3.25		2,000,000
		Freddie Mac:
4,000	M	10/14/08	2.20		3,996,821
4,200	M	10/14/08	2.48		4,196,237
3,250	M	1/30/09	2.81		3,250,000
3,400	M	7/21/09	3.15		3,400,000

Total Value of U.S. Government Agency Obligations (cost $41,293,417)					41,293,417

		FLOATING RATE NOTES—11.8%
430	M	Advanced Packaging Corp., 10/1/36
		(LOC; Fifth Third Bank)	10.00		430,000
5,000	M	Federal Home Loan Bank, 11/26/08	2.58		4,999,711
1,000	M	General Electric Capital Corp., 2/2/09	2.94		1,000,000
100	M	Genesys Medsports, LLC, 1/1/27
		(LOC; Fifth Third Bank)	10.00		100,000
5,000	M	IBM International Group, 7/29/09	3.13		5,014,941
3,000	M	Procter & Gamble International Funding, SCA, 2/19/09	2.88		3,000,000
8,400	M	Valdez Alaska Marine Terminal Rev.,
		12/1/33 (Exxon Mobil)	3.90		8,400,000
5,000	M	Walt Disney Co., 9/10/09	2.92		5,002,763

Total Value of Floating Rate Notes (cost $27,947,415)					27,947,415

6

Principal				Interest
Amount		Security		Rate	*	Value

		CERTIFICATES OF DEPOSIT—4.2%
$10,000	M	Chase Bank NA, 11/19/08 (cost $10,000,000)		2.66%		$10,000,000

		BANKERS’ ACCEPTANCES—3.0%
		Bank of America, NA:
6,277	M	12/15/08		3.10		6,236,430
1,028	M	12/22/08		3.10		1,020,735

Total Value of Bankers’ Acceptances (cost $7,257,165)						7,257,165

Total Value of Investments (cost $238,838,478)**			98.8%			234,838,478
Other Assets, Less Liabilities			1.2			2,820,973

Net Assets			100.0%			$237,659,451

* The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at September 30, 2008.

** Aggregate cost for federal income tax purposes is the same.

(a) Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

(b) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
LOC Letters of Credit

See notes to financial statements	7

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was 5.7% for Class A shares and 5.0% for Class B shares, including dividends of 48.2 cents per share on Class A shares and 40.6 cents per share on Class B shares.

The Fund invests primarily in Ginnie Maes, which are mortgage-backed bonds issued by the Government National Mortgage Association (GNMA). These bonds are backed by the full faith and credit of the U.S. government and have the highest possible credit rating (AAA). The Fund does not invest in subprime mortgage-backed debt.

The bond market was extremely volatile during the review period due to extraordinary stresses in the financial system related to the subprime mortgage crisis that began last year. In this environment, high quality investments — such as U.S. Treasury securities and Ginnie Maes — performed well primarily due to two factors. First, benchmark U.S. Treasury rates declined during the review period, reflecting multiple reductions in short-term interest rates by the Federal Reserve and a slowing in the economy. Second, a flight-to-safety bid by investors benefited high quality bonds.

Falling interest rates caused lower coupon mortgage-backed bonds to outperform higher coupon mortgage-backed bonds. The Fund was underweight lower coupon mortgage-backed bonds, which consequently had a negative impact on performance.

The Fund began the reporting period with approximately 9% of its assets in Fannie Mae mortgage-backed bonds, which are securities issued by the Federal National Mortgage Association (FNMA). Fannie Maes have implicit U.S. government backing and AAA credit ratings. Over the course of the reporting period, the Fund increased these holdings to 18% of assets. Fannie Mae mortgage-backed bonds outperformed Ginnie Maes due to both the government’s takeover of the FNMA in September (which strengthened the government’s implicit support of its debt) and a substantial increase in Ginnie Mae mortgage-backed issuance relative to Fannie Mae issuance. As a result, the Fund’s Fannie Mae holdings had a positive impact on performance.

8

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

October 31, 2008

9

Fund Expenses
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$1,005.58	$5.52
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.50	$5.55

Expense Example – Class B Shares
Actual	$1,000.00	$1,002.06	$9.01
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.00	$9.07

*	Expenses are equal to the annualized expense ratio of 1.10% for Class A shares and 1.80% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

10

Cumulative Performance Information
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Government Fund (Class A shares) and the Merrill Lynch GNMA Master Index.

The graph compares a $10,000 investment in the First Investors Government Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the Merrill Lynch GNMA Master Index (the “Index”). The Index is a market capitalization-weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25% . The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (.50%), 2.12% and 3.51%, respectively, and the S.E.C. 30-Day Yield for September 2008 would have been 4.10%. The Class B “S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been .85%, 2.24% and 3.50%, respectively, and the S.E.C. 30-Day Yield for September 2008 would have been 3.65%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Merrill Lynch GNMA Master Index figures are from Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

11

Portfolio of Investments (continued)
GOVERNMENT FUND
September 30, 2008

Principal
Amount		Security	Value

		MORTGAGE-BACKED CERTIFICATES—98.1%
		Fannie Mae—17.2%
$19,800	M	5.5%, 4/1/2033 – 5/1/2036	$19,794,134
21,169	M	6%, 1/1/2036 – 4/1/2038	21,468,619

			41,262,753

		Government National Mortgage Association I
		Program—80.9%
29,978	M	5%, 5/15/2033 – 5/15/2036	29,467,902
59,194	M	5.5%, 3/15/2033 – 10/18/2038	59,408,411
68,169	M	6%, 3/15/2031 – 5/15/2038	69,390,910
28,874	M	6.5%, 10/15/2028 – 4/15/2038	29,706,388
4,219	M	7%, 4/15/2032 – 8/15/2035	4,455,886
1,498	M	7.5%, 7/15/2023 – 6/15/2034	1,614,122

			194,043,619

Total Value of Mortgage-Backed Certificates (cost $235,919,891)			235,306,372

		SHORT-TERM INVESTMENTS—2.8%
		Money Market Fund
6,785	M	First Investors Cash Reserve Fund, 2.16% (cost $6,785,000)*	6,785,000

Total Value of Investments (cost $242,704,891)		100.9%	242,091,372
Excess of Liabilities Over Other Assets		(.9)	(2,190,742)

Net Assets		100.0%	$239,900,630

* Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

12	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –8.1% for Class A shares and –8.8% for Class B shares, including dividends of 46.8 cents per share on Class A shares and 40.2 cents per share on Class B shares.

The Fund invests in investment grade fixed income securities. While the majority of the Fund’s holdings were investment grade corporate bonds, the Fund also generally had 5% to 10% positions in each of the following fixed income sectors during the reporting period: mortgage-backed bonds, U.S. government agency securities, U.S. Treasury notes, high yield corporate bonds and preferred stocks.

At the beginning of 2008, the investment grade corporate bond market valuations appeared attractive by historical standards, compared to other fixed income asset classes. However, the ongoing global credit crunch drove investors to safe haven investments, such as U.S. Treasury notes, agency debts and conventional mortgage-backed securities, to which the Fund had little exposure. This contributed negatively to performance.

The Fund’s performance was further affected by the adverse price movements of certain securities issued by financial institutions that experienced extreme distress during the course of the year, including AIG, Lehman Brothers, Fannie Mae and Freddie Mac. These positions collectively detracted from the Fund’s performance.

The Fund did not invest in subprime or Alt-A residential mortgage-backed securities (Alt-A mortgages are considered less risky than subprime mortgages, but are still riskier than prime mortgages), commercial mortgage-backed securities or structured finance products during the reporting period. Therefore, it was largely able to avoid the negative impact of the disruption in the market for these securities. The Fund’s performance also benefited from a low exposure to high yield corporate bonds.

13

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income, First Investors Management Company, Inc.

Steve Chan
Portfolio Manager*

October 31, 2008

* Mr. Chan became the Fund’s Co-Portfolio Manager on November 5, 2007.

14

Fund Expenses
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$891.85	$5.20
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.50	$5.55

Expense Example – Class B Shares
Actual	$1,000.00	$888.48	$8.50
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.00	$9.07

*	Expenses are equal to the annualized expense ratio of 1.10% for Class A shares and 1.80% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

15

Cumulative Performance Information
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade Corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (13.47%), (.72%) and 2.36%, respectively, and the S.E.C. 30-Day Yield for September 2008 would have been 5.35%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (12.39%), (.59%) and 2.35%, respectively, and the S.E.C. 30-Day Yield for September 2008 would have been 4.91%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Merrill Lynch U.S. Corporate Master Index figures are from Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

16

Portfolio of Investments
INVESTMENT GRADE FUND
September 30, 2008

Principal
Amount		Security	Value

		CORPORATE BONDS—77.1%
		Automotive—3.5%
$10,301	M	Daimler Chrysler NA Holdings Corp., 6.5%, 2013	$ 10,063,315

		Chemicals—1.2%
1,700	M	Air Products & Chemicals, Inc., 4.125%, 2010	1,695,858
1,700	M	Cabot Corp., 5.25%, 2013 (a)	1,689,518

			3,385,376

		Consumer Durables—.5%
1,650	M	Black & Decker Corp., 5.75%, 2016	1,499,510

		Consumer Non-Durables—.6%
1,600	M	Newell Rubbermaid, Inc., 6.75%, 2012	1,617,726

		Energy—10.4%
2,700	M	Canadian Natural Resources, Ltd., 5.9%, 2018	2,380,433
850	M	Kinder Morgan Finance Co., 5.35%, 2011	807,500
2,800	M	Nabors Industries, Inc., 6.15%, 2018 (a)	2,674,210
2,000	M	Nexen, Inc., 5.05%, 2013	1,838,080
2,000	M	Northern Border Pipeline Co., 7.1%, 2011	2,044,740
2,150	M	Pacific Energy Partners LP, 7.125%, 2014	2,115,560
7,200	M	Rockies Express Pipeline, 6.25%, 2013 (a)	7,109,770
5,800	M	Spectra Energy Capital, LLC, 6.2%, 2018	5,368,028
1,800	M	Suncor Energy, Inc., 6.85%, 2039	1,569,271
500	M	Tesoro Corp., 6.5%, 2017	402,500
3,600	M	TransOcean, Inc., 6%, 2018	3,365,766

			29,675,858

		Financial Services—11.2%
4,900	M	Amvescap PLC, 5.375%, 2013	4,508,368
7,200	M	Citigroup, Inc., 5.5%, 2013	6,290,654
7,460	M	CoBank, ACB, 7.875%, 2018 (a)	7,195,931
1,800	M	Compass Bank, 6.4%, 2017	1,586,716
1,000	M	Fleet Capital Trust II, 7.92%, 2026	993,550
625	M	Greenpoint Bank, 9.25%, 2010	615,113
2,420	M	Hibernia Corp., 5.35%, 2014	2,011,165
1,880	M	Independence Community Bank Corp., 4.9%, 2010	1,447,299
1,200	M	National City Bank of Pennsylvania, 7.25%, 2011	723,606
2,000	M	Royal Bank of Scotland Group PLC, 5%, 2014	1,965,938

17

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2008

Principal
Amount		Security	Value

		Financial Services (continued)
		SunTrust Banks, Inc.:
$1,600	M	7.25%, 2018	$1,419,520
3,000	M	5.853%, 2049	1,651,038
1,800	M	Wachovia Corp., 5.5%, 2013	1,490,618

			31,899,516

		Financials—5.1%
		American General Finance Corp.:
875	M	8.125%, 2009	586,975
1,800	M	6.9%, 2017	835,735
1,500	M	Bear Stearns Cos., Inc., 7.25%, 2018	1,445,958
1,170	M	ERAC USA Finance Enterprise Co., 8%, 2011 (a)	1,197,579
2,363	M	Ford Motor Credit Co., 9.75%, 2010	1,695,129
		Goldman Sachs Group, Inc.:
500	M	6.15%, 2018	416,463
1,600	M	6.45%, 2036	1,046,880
3,600	M	Lehman Brothers Holdings, Inc., 5.625%, 2013 (b)	468,000
6,700	M	Merrill Lynch & Co., 5.45%, 2013	6,041,156
1,100	M	Morgan Stanley, 6.625%, 2018	729,096

			14,462,971

		Food/Beverage/Tobacco—3.5%
1,980	M	Bunge Limited Finance Corp., 5.875%, 2013	1,937,733
1,900	M	Cargill, Inc., 6%, 2017 (a)	1,790,718
1,949	M	ConAgra Foods, Inc., 6.75%, 2011	2,021,926
4,600	M	Philip Morris International, Inc., 5.65%, 2018	4,259,609

			10,009,986

		Food/Drug—1.0%
2,000	M	Kroger Co., 6.75%, 2012	2,049,014
700	M	Safeway, Inc., 6.5%, 2011	721,701

			2,770,715

		Gaming/Leisure—.2%
750	M	MGM Mirage, Inc., 8.5%, 2010	693,750

		Health Care—.9%
2,500	M	Fisher Scientific International, Inc., 6.75%, 2014	2,449,908

		Housing—.7%
1,970	M	D.R. Horton, Inc., 8%, 2009	1,947,838

18

Principal
Amount		Security	Value

		Industrials—.8%
$2,365	M	Harley-Davidson Funding Corp., 6.8%, 2018 (a)	$2,218,277

		Information Technology—.6%
1,750	M	Xerox Corp., 6.875%, 2011	1,764,420

		Manufacturing—2.4%
1,750	M	Briggs & Stratton Corp., 8.875%, 2011	1,723,750
2,500	M	Crane Co., 6.55%, 2036	2,284,008
1,112	M	Hanson Australia Funding, Ltd., 5.25%, 2013	1,040,610
646	M	Hanson PLC, 7.875%, 2010	678,047
875	M	Ingersoll-Rand Co., 9%, 2021	1,017,242

			6,743,657

		Media-Broadcasting—1.6%
2,600	M	Comcast Cable Communications, Inc., 7.125%, 2013	2,627,846
2,000	M	Cox Communications, Inc., 4.625%, 2013	1,850,722

			4,478,568

		Media-Diversified—9.6%
3,208	M	Dun & Bradstreet Corp., 6%, 2013	3,188,717
1,800	M	McGraw-Hill Cos., Inc., 5.9%, 2017	1,786,892
6,900	M	News America, Inc., 5.3%, 2014	6,567,537
4,500	M	Thomson Reuters Corp., 5.95%, 2013	4,499,325
		Time Warner Cable, Inc.:
4,430	M	6.2%, 2013	4,302,093
2,700	M	6.75%, 2018	2,525,988
		Time Warner, Inc.:
3,550	M	6.875%, 2012	3,522,559
1,000	M	9.125%, 2013	1,050,918

			27,444,029

		Metals/Mining—3.2%
1,300	M	Alcoa, Inc., 6%, 2012	1,307,203
8,834	M	ArcelorMittal, 6.125%, 2018 (a)	7,841,615

			9,148,818

19

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2008

Principal
Amount		Security	Value

		Real Estate Investment Trusts—1.2%
		AvalonBay Communities, Inc.:
$1,900	M	7.5%, 2010	$1,973,146
200	M	6.625%, 2011	200,498
1,350	M	Duke Weeks Realty Corp., 7.75%, 2009	1,353,252

			3,526,896

		Telecommunications—5.7%
9,000	M	Deutsche Telekom International Finance BV, 5.875%, 2013	8,604,090
1,359	M	GTE Corp., 6.84%, 2018	1,285,397
2,000	M	SBC Communications, Inc., 6.25%, 2011	2,022,420
1,725	M	Sprint Capital Corp., 6.375%, 2009	1,690,733
800	M	Verizon New York, Inc., 6.875%, 2012	800,584
1,750	M	Vodafone AirTouch PLC, 7.75%, 2010	1,804,267

			16,207,491

		Transportation—3.4%
4,397	M	Burlington Northern Santa Fe Corp., 4.3%, 2013	4,108,315
5,500	M	Union Pacific Corp., 5.7%, 2018	5,131,484
300	M	Union Pacific Railroad, 7.28%, 2011	320,064

			9,559,863

		Utilities—8.9%
1,800	M	Consumers Energy Co., 6.875%, 2018	1,796,769
8,250	M	E. ON International Finance BV, 5.8%, 2018 (a)	7,899,194
2,650	M	Entergy Gulf States, Inc., 5.25%, 2015	2,444,773
655	M	Great River Energy Co., 5.829%, 2017 (a)	663,282
		NiSource Finance Corp.:
5,300	M	7.875%, 2010	5,453,732
3,600	M	6.15%, 2013	3,487,824
1,400	M	OGE Energy Corp., 5%, 2014	1,246,458
775	M	PSI Energy, Inc., 8.85%, 2022	890,258
1,510	M	Public Service Electric & Gas Co., 6.75%, 2016	1,575,566

			25,457,856

		Waste Management—.9%
500	M	Allied Waste NA, Inc., 5.75%, 2011	481,250
2,000	M	Waste Management, Inc., 6.875%, 2009	2,006,000

			2,487,250

Total Value of Corporate Bonds (cost $236,843,136)			219,513,594

20

Principal
Amount
or Shares		Security	Value

		U.S. GOVERNMENT AGENCY
		OBLIGATIONS—8.6%
$4,500	M	Fannie Mae, 4.02%, 2015	$4,377,384
5,500	M	Federal Farm Credit Bank, 5.37%, 2018	5,442,811
		Federal Home Loan Bank:
2,100	M	4.01%, 2013	2,076,310
5,400	M	4.025%, 2013	5,342,620
3,600	M	4.05%, 2013	3,530,009
1,000	M	7.23%, 2015	1,065,692
2,500	M	Freddie Mac, 6%, 2017	2,543,658

Total Value of U.S. Government Agency Obligations (cost $24,299,994)			24,378,484

		U.S. GOVERNMENT OBLIGATIONS—5.5%
999	M	FDA Queens LP, 6.99%, 2017 (a)	1,123,495
		U.S. Treasury Notes:
4,500	M	3.125%, 2013	4,535,861
10,000	M	4%, 2018	10,145,320

Total Value of U.S. Government Obligations (cost $16,203,250)			15,804,676

		PREFERRED STOCKS—3.1%
		Financial Services
250,900		Citigroup, Inc., 8.125%, 2049 – Series”AA”	4,139,850
5,600,000		JPMorgan Chase & Co., 7.9%, 2049	4,727,134

Total Value of Preferred Stocks (cost $11,772,746)			8,866,984

		MORTGAGE-BACKED CERTIFICATES—2.0%
		Fannie Mae
$ 5,779	M	5.5%, 8/1/2038 (cost $5,789,477)	5,767,888

		SHORT-TERM TAX EXEMPT INVESTMENTS—1.0%
		Adjustable Rate Notes (c)
1,800	M	Bay Area Toll Auth., CA Toll Brdg. Rev. Bonds, 7.68%, 2045	1,796,483
900	M	Harris County, TX Health Facs. Dev. Corp.
		Hosp. Rev. Bonds, 7.94%, 2047	898,123

Total Value of Adjustable Rate Notes (cost $2,694,606)			2,694,606

		MUNICIPAL BONDS—.5%
1,730	M	Tobacco Settlement Fin. Auth. West Virginia
		Series “A”, 7.467%, 2047 (cost $1,730,000)	1,485,292

21

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
September 30, 2008

Principal
Amount		Security	Value
		PASS THROUGH CERTIFICATES—.4%
		Transportation
$471	M	American Airlines, Inc., 7.377%, 2019	$230,557
1,181	M	Continental Airlines, Inc., 8.388%, 2020	933,163
Total Value of Pass Through Certificates (cost $1,651,531)			1,163,720

		SHORT-TERM INVESTMENTS—2.0%
		Money Market Fund
5,750	M	First Investors Cash Reserve Fund, 2.16% (cost $5,750,000) (d)	5,750,000

Total Value of Investments (cost $306,734,740)		100.2%	285,425,244
Excess of Liabilities Over Other Assets		(.2)	(484,333)

Net Assets		100.0%	$284,940,911

(a) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

(b) In default as to principal and/ or interest payment.

(c) Interest rates on adjustable rate notes are determined and reset periodically by the issuer and are the rates in effect at September 30, 2008.

(d) Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

22	See notes to financial statements

Portfolio Managers’ Letter
FUND FOR INCOME

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –11.6% for Class A shares and –12.3% for Class B shares, including dividends of 21.0 cents per share on Class A shares and 18.8 cents per share on Class B shares.

The most important factors driving the Fund’s performance during the reporting period were the overall performance of the high yield market and the Fund’s individual security selections.

During the reporting period, the high yield market was the worst performing fixed income asset class. Similar to last year, the reporting period was marked by extreme volatility. The high yield market started the fiscal year on a positive note, continuing the momentum that the market displayed in September 2007 following the Federal Reserve’s (the “Fed’s”) 50 basis point cut in the federal funds rate. However, in October 2007, sentiment changed following disappointing financial services earnings (or the lack thereof), and the return of structured credit issues that plagued the markets during the summer of 2007. This negative overhang continued into 2008 due to the combination of a weak economy, poor liquidity, financial system distress and an increase in defaults. The Fed and the U.S. government took unprecedented actions to stabilize the financial system, including the Fed’s bailout of Bear Stearns in March. These actions contributed to a strong rally in the high yield market in April, making it the best performing month for high yield in over five years. However, a lower than expected second quarter gross domestic product, weakening employment picture and declining consumer confidence dragged on the markets throughout the summer.

Then in September 2008, a series of events changed the financial landscape forever. The Fed placed Freddie Mac and Fannie Mae under conservatorship, Lehman Brothers filed for bankruptcy, AIG was bailed out, Washington Mutual was sold to JP Morgan, and Wachovia was initially sold to Citibank. In all cases the equity holders were wiped out or severely diluted, while Lehman, AIG, and Washington Mutual bondholders suffered severe losses. As a result, September 2008 was the worst performing month in the high yield market since September 1990.

The Fund’s performance was hurt by investments in television broadcaster Young Broadcasting, yellow pages publishers Idearc and R.H. Donnelley, chemical supplier Texas Petrochemicals and gaming company Station Casinos. Young Broadcasting announced that it would not meet its previously stated goal of concluding a sale agreement for KRON-TV by the end of the first calendar quarter — and the bonds have traded off over investor concerns about liquidity absent the asset sale. Idearc

23

Portfolio Managers’ Letter (continued)
FUND FOR INCOME

and R.H. Donnelley are facing downward pressures on advertising sales due to a combination of both cyclical and secular issues. Despite reporting better year over year results, stock in Texas Petrochemicals has traded off due to the stock being not registered as planned and a large shareholder exiting his position. Station Casinos underwent a management buyout and subsequently posted lower earnings as a result of the weak “locals” market in Las Vegas.

Aiding the Fund’s performance were investments in acute-care provider Tenet Healthcare, gaming company Park Place Entertainment, cable television provider Cablevision and aerospace and defense contractor DRS Technologies. Tenet Healthcare benefited from improving results — indicating that its turnaround is making progress — and the defensive nature of the health care sector. Park Place Entertainment’s bonds were tendered in conjunction with the leveraged buyout of its parent company Harrah’s. Cablevision continued to report strong results and benefited from the defensive nature of the cable sector. DRS Technologies was being acquired by Italian defense contractor Finmeccanica and will benefit from a probable redemption of its debt.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Richard T. Bourke
Portfolio Manager

Greg Miller
Portfolio Manager

October 31, 2008

24

Fund Expenses
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$936.78	$6.15
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.65	$6.41

Expense Example – Class B Shares
Actual	$1,000.00	$933.07	$9.52
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.15	$9.92

*	Expenses are equal to the annualized expense ratio of 1.27% for Class A shares and 1.97% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
.	(to reflect the one-half year period). Expenses paid during the period are net of expenses waived

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

25

Cumulative Performance Information
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Fund For Income (Class A shares) and the Credit Suisse High Yield Index II.

The graph compares a $10,000 investment in the First Investors Fund For Income (Class A shares) beginning 9/30/98 with a theoretical investment in the Credit Suisse High Yield Index II (the “Index”). The Index is designed to measure the performance of the high yield bond market. As of 9/30/08, the Index consisted of 1,130 different issues, most of which were cash pay, also included in the Index were zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which were in default. As of 9/30/08, approximately 0.73% of the market value of the Index was in default. The bonds included in the Index have an average maturity of 6.64 years, an average duration of 4.27 years and an average coupon of 8.37%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%) . The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year would have been (16.61%) and the S.E.C. 30-Day Yield for September 2008 would have been 9.68%. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year would have been (15.54%) and the S.E.C. 30-Day Yield for September 2008 would have been 9.52%. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Credit Suisse High Yield Index II figures are from Credit Suisse Corporation and all other figures are from First Investors Management Company, Inc.

26

Portfolio of Investments
FUND FOR INCOME
September 30, 2008

Principal
Amount		Security	Value

		CORPORATE BONDS—89.8%
		Aerospace/Defense—4.7%
$4,775	M	Alliant Techsystems, Inc., 6.75%, 2016	$4,488,500
		DRS Technologies, Inc.:
5,250	M	6.875%, 2013	5,223,750
1,000	M	6.625%, 2016	1,015,000
5,508	M	DynCorp International, LLC, 9.5%, 2013	5,397,840
1,747	M	GenCorp, Inc., 9.5%, 2013	1,729,530
4,375	M	L-3 Communications Corp., 7.625%, 2012	4,320,313

			22,174,933

		Automotive—4.7%
2,700	M	Accuride Corp., 8.5%, 2015 (a)	1,728,000
		Asbury Automotive Group, Inc.:
5,400	M	8%, 2014 (a)	3,820,500
2,000	M	7.625%, 2017	1,290,000
6,975		Avis Budget Car Rental, LLC, 7.75%, 2016	4,394,250
		General Motors Corp.:
3,500	M	7.7%, 2016 (a)	1,408,750
3,500	M	8.375%, 2033 (a)	1,417,500
500	M	Tenneco Automotive, Inc., 8.625%, 2014 (a)	400,000
6,575	M	United Auto Group, Inc., 7.75%, 2016	4,734,000
3,600	M	United Components, Inc., 9.375%, 2013	3,006,000

			22,199,000

		Chemicals—4.2%
		Huntsman, LLC:
1,636	M	11.625%, 2010	1,672,810
4,515	M	11.5%, 2012	4,627,875
4,375	M	Nell AF S.a.r.l., 8.375%, 2015 (a)(b)	2,078,125
4,800	M	Newmarket Corp., 7.125%, 2016	4,632,000
4,500	M	Terra Capital, Inc., 7%, 2017	4,297,500
3,075	M	Westlake Chemical Corp., 6.625%, 2016	2,629,125

			19,937,435

		Consumer Non-Durables—1.3%
4,000	M	GFSI, Inc., 10.5%, 2011 (b)(c)	3,620,000
3,125	M	Levi Strauss & Co., 9.75%, 2015	2,625,000

			6,245,000

27

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2008

Principal
Amount		Security	Value

		Energy—13.2%
$5,275	M	Basic Energy Services, Inc., 7.125%, 2016	$4,721,125
3,600	M	Calfrac Holdings, 7.75%, 2015 (b)	3,006,000
		Chesapeake Energy Corp.:
1,800M	M	7.5%, 2014 (a)	1,732,500
8,850	M	6.625%, 2016	7,987,125
4,500	M	Cimarex Energy Co., 7.125%, 2017	4,162,500
4,350	M	Compagnie Generale de Geophysique, 7.5%, 2015	4,176,000
4,375	M	Complete Production Services, Inc., 8%, 2016	4,178,125
1,800	M	Connacher Oil & Gas, Ltd., 10.25%, 2015 (b)	1,737,000
8,500	M	Delta Petroleum Corp., 7%, 2015	5,950,000
3,100	M	Hilcorp Energy I, LP, 9%, 2016 (b)	2,836,500
3,501	M	National Oilwell Varco, Inc., 6.125%, 2015	3,421,139
		Pacific Energy Partners LP:
3,070	M	7.125%, 2014	3,020,825
1,920	M	6.25%, 2015	1,805,226
		Petroplus Finance, Ltd.:
900	M	6.75%, 2014 (b)	765,000
3,950	M	7%, 2017 (b)	3,298,250
2,625	M	Plains Exploration & Production Co., 7.625%, 2018	2,336,250
3,600	M	Stallion Oilfield Services, Ltd., 9.75%, 2015 (b)	2,358,000
2,600	M	Stewart & Stevenson, LLC, 10%, 2014	2,288,000
3,490	M	Tesoro Corp., 6.25%, 2012	3,071,200

			62,850,765

		Financials—.2%
2,175	M	General Motors Acceptance Corp., 6.75%, 2014	835,594

		Food/Beverage/Tobacco—3.2%
9,000	M	Constellation Brands, Inc., 7.25%, 2016	8,325,000
		Land O’Lakes, Inc.:
1,800	M	9%, 2010	1,845,000
775	M	8.75%, 2011	780,812
4,125	M	Southern States Cooperative, Inc., 10.5%, 2010 (b)	4,186,875

			15,137,687

		Food/Drug—1.3%
6,250	M	Ingles Markets, Inc., 8.875%, 2011	6,296,875

28

Principal
Amount		Security	Value

		Forest Products/Containers—2.0%
$2,150	M	Jefferson Smurfit Corp., 8.25%, 2012	$1,806,000
4,400	M	Sappi Papier Holding, AG, 6.75%, 2012 (b)	3,478,715
2,000	M	Tekni-Plex, Inc., 8.75%, 2013 (a)	1,540,000
3,275	M	Verso Paper Holdings, LLC, 6.551%, 2014 (c)	2,718,250

			9,542,965

		Gaming/Leisure—5.8%
4,250	M	Circus & Eldorado/Silver Legacy, 10.125%, 2012	3,633,750
4,500	M	Isle of Capri Casinos, Inc., 7%, 2014 (a)	3,037,500
5,220	M	Mandalay Resort Group, 6.375%, 2011	4,306,500
6,960	M	MGM Mirage, Inc., 6.625%, 2015	4,872,000
1,800	M	Pinnacle Entertainment, Inc., 7.5%, 2015	1,341,000
9,745	M	Speedway Motorsports, Inc., 6.75%, 2013	9,209,025
4,500	M	Station Casinos, Inc., 6.875%, 2016 (a)	1,282,500

			27,682,275

		Health Care—8.0%
		Alliance Imaging, Inc.:
1,800	M	7.25%, 2012	1,647,000
3,150	M	7.25%, 2012	2,882,250
4,375	M	Community Health Systems, 8.875%, 2015	4,178,125
1,000	M	Cooper Companies, Inc., 7.125%, 2015	985,000
4,350	M	DaVita, Inc., 7.25%, 2015	4,154,250
3,480	M	Fisher Scientific International, Inc., 6.125%, 2015	3,363,389
4,400	M	Genesis Health Ventures, Inc., 9.75%, 2011 (d)(e)	2,750
5,700	M	HCA, Inc., 6.75%, 2013	4,816,500
4,000	M	Omnicare, Inc., 6.875%, 2015	3,580,000
3,025	M	Res-Care, Inc., 7.75%, 2013	2,858,625
		Tenet Healthcare Corp.:
3,450	M	7.375%, 2013	3,156,750
2,250	M	9.25%, 2015 (a)	2,137,500
4,500	M	Universal Hospital Services, Inc., 6.303%, 2015	3,982,500

			37,744,639

		Housing—2.5%
2,180	M	Beazer Homes USA, Inc., 6.875%, 2015 (a)	1,362,500
6,100	M	Builders FirstSource, Inc., 7.054%, 2012 (a)(c)	3,965,000
900	M	NTK Holdings, Inc., 0%—10.75%, 2014 (a)(f)	391,500
3,380	M	Ply Gem Industries, Inc., 9%, 2012 (a)	1,859,000
3,500	M	Realogy Corp., 12.375%, 2015 (a)	1,207,500

29

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2008

Principal
Amount		Security	Value

		Housing (continued)
		William Lyon Homes, Inc.:
$4,500	M	7.625%, 2012 (a)	$1,777,500
2,700	M	10.75%, 2013 (a)	1,174,500

			11,737,500

		Information Technology—3.8%
7,650	M	Belden CDT, Inc., 7%, 2017	6,846,750
3,000	M	Exodus Communications, Inc., 10.75%, 2009 (d)(e)	1,875
		Freescale Semiconductor, Inc.:
5,250	M	9.125%, 2014	3,333,750
875	M	10.125%, 2016 (a)	564,375
		Iron Mountain, Inc.:
1,000	M	8.625%, 2013	990,000
1,000	M	6.625%, 2016	945,000
1,500	M	8%, 2020	1,447,500
1,000	M	NXP BV/NXP Funding, LLC, 7.875%, 2014	675,000
		Sanmina – SCI Corp.:
875	M	5.569%, 2014 (b)(c)	765,625
1,300	M	8.125%, 2016	1,111,500
		Xerox Corp.:
500	M	6.4%, 2016	466,316
1,000	M	6.75%, 2017	945,170

			18,092,861

		Investment/Finance Companies—1.4%
7,300	M	LaBranche & Co., Inc., 11%, 2012	6,898,500

		Manufacturing—2.4%
2,740	M	Case New Holland, Inc., 7.125%, 2014	2,507,100
		ESCO Corp.:
250	M	6.694%, 2013 (b)(c)	231,250
2,000	M	8.625%, 2013 (b)	1,970,000
2,500	M	Itron, Inc., 7.75%, 2012	2,493,750
4,500	M	Terex Corp., 8%, 2017	4,117,500

			11,319,600

		Media-Broadcasting—2.7%
5,250	M	Block Communications, Inc., 8.25%, 2015 (b)	4,751,250
1	M	Canwest Media, Inc., 8%, 2012	504
4,400	M	LBI Media, Inc., 8.5%, 2017 (b)	2,926,000
3,196	M	Nexstar Finance Holding, LLC, 11.375%, 2013	2,668,580
1,357	M	Sinclair Broadcasting Group, Inc., 8%, 2012	1,312,898

30

Principal
Amount		Security	Value

		Media-Broadcasting (continued)
		Young Broadcasting, Inc.:
$2,920	M	10%, 2011	$438,000
4,900	M	8.75%, 2014 (a)	735,000

			12,832,232

		Media-Cable TV—9.9%
8,745	M	Adelphia Communications Escrow Bond, 10.25%, 2011 (d)	393,525
6,250	M	Atlantic Broadband Finance, LLC, 9.375%, 2014	5,562,500
6,900	M	Cablevision Systems Corp., 8%, 2012	6,520,500
		Charter Communications Holdings, LLC:
8,500	M	10%, 2009 (a)	8,202,500
2,000	M	10.25%, 2010	1,930,000
8,250	M	11.75%, 2011	4,826,250
2,000	M	8%, 2012 (b)	1,800,000
		CSC Holdings, Inc.:
2,750	M	8.125%, 2009	2,729,375
1,875	M	6.75%, 2012	1,727,344
6,940	M	Echostar DBS Corp., 6.375%, 2011	6,402,150
		Mediacom LLC/Mediacom Capital Corp.:
4,000	M	7.875%, 2011 (a)	3,640,000
2,000	M	9.5%, 2013 (a)	1,800,000
		Quebecor Media, Inc.:
800	M	7.75%, 2016	704,000
1,000	M	7.75%, 2016	880,000

			47,118,144

		Media-Diversified—3.3%
		Cenveo, Inc.:
5,200	M	7.875%, 2013	4,030,000
500	M	10.5%, 2016 (b)	465,000
2,000	M	Deluxe Corp., 7.375%, 2015	1,710,000
7,875	M	Idearc, Inc., 8%, 2016	2,185,312
		MediaNews Group, Inc.:
2,625	M	6.875%, 2013	800,625
3,100	M	6.375%, 2014	945,500
6,450	M	R.H. Donnelley Corp., 8.875%, 2017 (a)	2,225,250
3,400	M	Universal City Development Partners, Ltd., 11.75%, 2010	3,293,750
250	M	Universal City Florida Holding Co., 7.551%, 2010 (c)	236,250

			15,891,687

31

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2008

Principal
Amount		Security	Value

		Metals/Mining—1.6%
$500	M	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	$493,235
1,750	M	Metals USA, Inc., 11.125%, 2015	1,688,750
6,010	M	Russell Metals, Inc., 6.375%, 2014	5,446,562

			7,628,547

		Retail-General Merchandise—2.5%
3,750	M	GSC Holdings Corp., 8%, 2012	3,787,500
6,100	M	Neiman Marcus Group, Inc., 10.375%, 2015 (a)	5,139,250
4,750	M	Yankee Acquisition Corp., 9.75%, 2017 (a)	2,731,250

			11,658,000

		Services—5.3%
		Allied Waste NA, Inc.:
1,800	M	7.875%, 2013	1,795,500
6,000	M	7.375%, 2014 (a)	5,865,000
5,250	M	6.875%, 2017	4,908,750
4,700	M	Ashtead Capital, Inc., 9%, 2016 (b)	4,065,500
3,950	M	First Data Corp., 9.875%, 2015 (a)(b)	3,105,687
		United Rentals, Inc.:
2,863	M	6.5%, 2012	2,404,920
4,350	M	7%, 2014	3,066,750

			25,212,107

		Telecommunications—.9%
5,250	M	Citizens Communications Co., 7.125%, 2019	4,200,000

		Transportation—.9%
4,200	M	Roadway Corp., 8.25%, 2008	4,168,500
500	M	Titan Petrochemicals Group, Ltd., 8.5%, 2012 (b)	147,500

			4,316,000

		Utilities—1.8%
5,250	M	Dynergy Holdings, Inc., 7.75%, 2019	4,226,250
4,625	M	NRG Energy, Inc., 7.375%, 2017	4,220,312

			8,446,562

32

Principal
Amount
or Shares			Security	Value

			Wireless Communications—2.2%
$8,000	M		Nextel Communications, Inc., 5.95%, 2014	$5,365,664
5,200	M		Rogers Wireless, Inc., 6.375%, 2014	4,978,756

				10,344,420

Total Value of Corporate Bonds (cost $525,200,878)				426,343,328

			COMMON STOCKS—2.5%
			Automotive—.0%
37,387		*	Safelite Glass Corporation – Class “B” (b)(e)	23,180
2,523		*	Safelite Realty Corporation (e)	30,528

				53,708

			Chemicals—.7%
14,634		*	Texas Petrochemicals Corporation (e)	231,803
170,613		*	Texas Petrochemicals Corporation (e)	3,071,034

				3,302,837

			Media-Broadcasting—.4%
325,000			Sinclair Broadcasting Group, Inc.	1,638,000

			Media-Cable TV—1.0%
8,731,521		*	Adelphia Recovery Trust	371,090
179,877		*	Time Warner Cable, Inc. – Class “A”	4,353,023

				4,724,113

			Telecommunications—.4%
175,000			Frontier Communications Corporation	2,012,500
8		*	Viatel Holding (Bermuda), Ltd. (e)	29
18,224		*	World Access, Inc.	9

				2,012,538

Total Value of Common Stocks (cost $19,097,461)				11,731,196

33

Portfolio of Investments (continued)
FUND FOR INCOME
September 30, 2008

Warrants or
Principal
Amount			Security	Value

			WARRANTS—.0%
			Telecommunication Services
3,500		*	GT Group Telecom, Inc. (expiring 2/1/10) (cost $316,222) (b)(e)	$—

			SHORT-TERM CORPORATE NOTES (g)—5.5%
$1,400	M		ANZ National, Ltd., 2.64%, 11/5/08	1,394,764
1,500	M		Bank of America Corp., 2.55%, 10/15/08	1,497,303
1,400	M		BNP Paribas Fin. Inc., 2.76% 12/10/08	1,389,783
1,500	M		Calyon NA, 2.60%, 10/22/08	1,496,405
1,500	M		CBA (DEL) Fin. Inc., 2.73%, 11/21/08	1,491,910
1,750	M		Dexia (DEL) LLC, 2.82%, 11/10/08	1,742,551
1,400	M		DNB Bank, 2.61%, 11/21/08	1,391,883
1,400	M		Fortis Funding, LLC, 2.69%, 11/4/08 (h)	1,394,909
1,400	M		ING Funding, LLC, 2.72%,12/8/08	1,390,070
1,500	M		Intesa Funding, LLC, 2.63%, 10/1/08	1,499,637
1,750	M		JPMorgan Chase & Co., 2.75%, 12/3/08	1,738,485
1,400	M		Macquarie Bank, Ltd., 2.55%, 10/8/08 (h)	1,398,572
1,75	M		MetLife Short Term Funding, LLC, 2.84%, 11/3/08	1,750,000
1,400	M		RaboBank USA Fin. Corp., 2.58%, 11/25/08	1,391,871
1,750	M		Royal Bank of Scotland 2.62%, 10/14/08	1,747,252
1,750	M		Skandinviska Enskilda 2.65%, 10/10/08	1,747,826
1,750	M		Societe Generale NA, 2.80%, 11/06/08	1,743,274

Total Value of Short-Term Corporate Notes (cost $26,206,495)				26,206,495

			SHORT-TERM INVESTMENTS—3.4%
			Money Market Fund
16,005M	M		First Investors Cash Reserve Fund, 2.16% (cost $16,005,000) (i)	16,005,000

			SHORT-TERM TAX EXEMPT
			INVESTMENTS—1.8%
			Adjustable Rate Note (j)—.9%
2,500M	M		Bay Area Toll Auth., CA Toll Brdg. Rev. Bonds, 7.68%, 2045	2,495,115
1,750M	M		Harris County, TX Health Facs. Dev. Corp. Hosp. Rev. Bonds,
			7.94%, 2047	1,746,350

				4,241,465

			Auction Rate Securities (k)—.9%
2,300M	M		New York State Twy. Auth. Svc. Contract Rev., 3.732%, 2021	2,300,000
1,750M	M		Winter Park, FL Elec. Rev., 6.51%, 2034	1,750,000

				4,050,000

Total Value of Short-Term Tax Exempt Investments (cost $8,291,465)				8,291,465

34

Principal
Amount		Security	Value

		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS (g)—1.5%
$5,000	M	Federal Home Loan Bank, 2.59%, 11/24/08	$4,985,500
2,000	M	Federal Home Loan Mortgage Corp., 2.69%, 12/23/08	1,988,400

Total Value of Short-term U.S. Government Agency Obligations (cost $6,973,900)			6,973,900

		REPURCHASE AGREEMENTS (g)—1.1%
3,297	M	Barclays Bank PLC, 2%, dated 9/30/08, to be repurchased
		at $3,297,183 on 10/1/08 (collateralized by Freddie Mac,
		4.875%, 2/9/10, valued at $3,362,960)	3,297,000
2,000	M	Deutsche Bank, 2%, dated 9/30/08, to be repurchased
		at $2,000,111 on 10/1/08 (collateralized by Freddie Mac,
		Zero Coupon, 10/31/08 valued at $2,040,388)	2,000,000

Total Value of Repurchase Agreements (cost $5,297,000)			5,297,000

		CERTIFICATES OF DEPOSIT (g)—.3%
1,400	M	Banco Bilbao Vizcaya, 2.79%, 12/4/08 (cost $1,395,677)	1,395,677

Total Value of Investments (cost $608,784,098)		105.9%	502,244,061
Excess of Liabilities Over Other Assets		(5.9)	(27,620,795)

Net Assets		100.0%	$474,623,266

* Non-income producing

(a) Loaned security; a portion or all of the security is on loan as of September 30, 2008.

(b) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

(c) Interest rates on adjustable rate bonds are determined and reset quarterly by the indentures. The interest rates above are the rates in effect on September 30, 2008.

(d) In default as to principal and/or interest payment.

(e) Securities valued at fair value (see Note 1A).

(f) Denotes a step bond (a zero coupon bond that converts to a fixed interest rate at a designated date)

(g) Issued as collateral for securities on loan.

(h) Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 4).

 (i) Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008.

(j) Interest rates on adjustable rate notes are determined and reset periodically by the issuer and are the rates in effect at September 30, 2008.

(k) Interest Rates on auction rate securities are determined and reset periodically by the issuer and are the rates in effect at September 30, 2008.

See notes to financial statements	35

Portfolio Composition (Unaudited)
FUND FOR INCOME

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2008 and the dollar weighted average of the total of the Fund’s investments in step bonds and pay-in-kind bonds during the 2008 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund’s assets during the 2008 fiscal year and is not necessarily representative of the Fund as of the end of its 2008 fiscal year, the current fiscal year or at any other time in the future.

		Comparable Quality of
	Rated by	Unrated Securities to
	Moody's	Bonds Rated by Moody's
A1	0.00%	0.03%
A3	0.10	0.03
Baa2	0.26	0.00
Baa3	4.88	0.00
Ba1	3.25	0.00
Ba2	7.34	0.04
Ba3	12.35	0.00
B1	16.59	0.00
B2	14.36	0.03
B3	18.73	0.00
Caa1	9.51	0.03
Caa2	4.40	0.76
Caa3	0.60	0.00
Ca	2.86	0.00
C	0.00	0.18

Step Bonds	0.86%
Pay-in-kind Bonds	0.44%

36

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –12.7% for Class A shares and –13.4% for Class B shares, including dividends of 37.1 cents per share on Class A shares and 26.9 cents per share on Class B shares, and capital gains distributions of 30.1 cents per share for both Class A and Class B shares.

While no one is satisfied with negative returns, the Fund’s performance was 11.3 percentage points above that of the S&P 500 Index, as measured by its Class A shares. This was attributable to the Fund’s strategy of allocating its portfolio among stocks, bonds and cash equivalents, with at least 50% in stocks and at least 25% in bonds. Given the volatile nature of the equity markets this year, the Fund benefited from its 38.2% average allocation to fixed income and 5.8% average allocation to cash equivalents. The Fund also held, on average, a 56% allocation to equity investments.

The performance of the equity portion of the portfolio was driven by the overall weakness of the equity markets. The ongoing effects of the credit market maelstrom, which started with subprime mortgages in mid-2007, has been the overwhelming factor influencing equity returns during the past year. Despite some brief periods of respite, stocks have been battered due to the ongoing credit market paralysis and the ensuing deleveraging of financial firms’ balance sheets to stave off insolvency. The Fund’s overall returns can be attributed to a more defensive position throughout the period. The Fund was underweight in financials for most of the year and moved to an underweighting in energy around mid-year. The Fund’s weightings in consumer staples and health care increased throughout the year. Overall stock selection benefited the Fund’s relative performance most notably within investments in the financials, technology, health care, energy and telecommunications sectors. The Fund’s overweighting in the industrials, materials and consumer discretionary sectors detracted from performance.

Notable performers within consumer staples included shares of small-cap personal products maker Chattem, direct seller Avon Products and candy maker Tootsie Roll. Shares of giant retailer Wal-Mart also provided solid returns. Within health care, shares of Baxter International, Covidien, Barr Pharmaceuticals, TriZetto Group, Johnson & Johnson and Abbott Labs were top contributors. Among technology names, investments in government IT services providers NCI and SI International aided performance.

The Fund continued to benefit from merger and acquisition activity among its holdings despite the challenging market environment, spotlighting its long-term purchase discipline. During the reporting period, five of the Fund’s holdings received takeover

37

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

or merger offers, three of which are still pending. The two offers completed during the period were the takeovers of industrial lighting manufacturer Genlyte Group by Philips, and of health care technology provider TriZetto Group by the investment group Apax Partners.

The Fund maintained a diverse market capitalization allocation during the year, ending with 64% large cap, 11% mid cap and 25% small cap, according to Lipper’s market capitalization ranges. This allocation was notably more heavily weighted toward large caps than the previous year. While the large-cap tranche performed modestly below peers, the small- and mid-cap components delivered satisfactory results. Much of the large-cap underperformance was generated within the troubled financials sector.

During the review period, the Fund maintained an average fixed income allocation of 38.2% and a cash-equivalent allocation of 5.8%. The fixed income investments were primarily allocated among high-grade corporate bonds, mortgage-backed securities and U.S. government obligations. The Fund had no investments in subprime mortgage-backed securities. Allocations to fixed income and cash benefited the Fund to the extent that they substantially outperformed the equity market during the reporting period.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Edwin D. Miska
Portfolio Manager and
Director of Equities,
First Investors Management
Company, Inc.

October 31, 2008

Clark D. Wagner
Portfolio Manager and
Director of Fixed Income,
First Investors Management
Company, Inc.

38

Fund Expenses
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$933.55	$6.53
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.25	$6.81

Expense Example – Class B Shares
Actual	$1,000.00	$929.79	$9.89
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.75	$10.33

*	Expenses are equal to the annualized expense ratio of 1.35% for Class A shares and 2.05% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

39

Cumulative Performance Information

TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), the Merrill Lynch U.S. Corporate & Government Master Index, the Merrill Lynch U.S. Corporate, Government & Mortgage Master Index† and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 9/30/98 with theoretical investments in the Merrill Lynch U.S. Corporate & Government Master Index, the Merrill Lynch U.S. Corporate, Government & Mortgage Master Index and the Standard & Poor’s 500 Index (the “Indices”). The Merrill Lynch U.S. Corporate & Government Master Index tracks the performance of U.S. dollar-denominated investment grade U.S. Government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and assets backed securities. Qualifying bonds have at least one year to maturity, a fixed coupon schedule and minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for all other securities. The Merrill Lynch U.S. Corporate, Government & Mortgage Master Index tracks the performance of U.S. dollar-denominated investment grade publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate and residential mortgage pass-through securities. Qualifying securities must have an investment grade rating. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25% . The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 3.11% and 2.60%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 3.26% and 2.64%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Merrill Lynch U.S. Corporate & Government Master Index figures and Merrill Lynch U.S. Corporate, Government & Mortgage Master Index figures are from Merrill Lynch & Co., Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

† We have added a comparison to the Merrill Lynch U.S. Corporate, Government & Mortgage Master Index this year because it is more suitable to the Fund’s current investment strategies and risk. After this year we will not show a comparison to the Merrill Lynch U.S. Corporate & Government Master Index.

Portfolio of Investments

TOTAL RETURN FUND September 30, 2008

Shares		Security	Value

		COMMON STOCKS—53.3%
		Consumer Discretionary—6.6%
29,800		BorgWarner, Inc.	$976,546
69,000		Brown Shoe Company, Inc.	1,130,220
53,100		CBS Corporation – Class “B”	774,198
50,600	*	CEC Entertainment, Inc.	1,679,920
40,000		Cinemark Holdings, Inc.	544,000
40,800	*	Coach, Inc.	1,021,632
26,800	*	Eddie Bauer Holdings, Inc.	143,380
19,100		Genuine Parts Company	768,011
23,600		H&R Block, Inc.	532,180
64,200		Home Depot, Inc.	1,662,138
14,900		J.C. Penney Company, Inc.	496,766
60,900	*	Jack in the Box, Inc.	1,284,990
53,000	*	Lincoln Educational Services Corporation	701,190
24,500		Luxottica Group SpA (ADR)	563,255
39,400		McDonald’s Corporation	2,430,980
120,300	*	Morgans Hotel Group Company	1,312,473
27,400		Newell Rubbermaid, Inc.	472,924
13,200		Polo Ralph Lauren Corporation – Class “A”	879,648
67,500	*	Ruby Tuesday, Inc.	390,825
49,700		Staples, Inc.	1,118,250
25,700	*	Steiner Leisure, Ltd.	883,566
30,750	*	Viacom, Inc. – Class “B”	763,830
66,160		Wyndham Worldwide Corporation	1,039,374

			21,570,296

		Consumer Staples—7.0%
103,500		Altria Group, Inc.	2,053,440
35,200		Avon Products, Inc.	1,463,264
18,900	*	Chattem, Inc.	1,477,602
18,100		Coca-Cola Company	957,128
62,800		CVS Caremark Corporation	2,113,848
29,349		Kraft Foods, Inc. – Class “A”	961,180
132,200		Nu Skin Enterprises, Inc. – Class “A”	2,144,284
13,500		PepsiCo, Inc.	962,145
61,000		Philip Morris International, Inc.	2,934,100
21,000		Procter & Gamble Company	1,463,490
67,600		Safeway, Inc.	1,603,472

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2008

Shares		Security	Value

		Consumer Staples (continued)
14,117		Tootsie Roll Industries, Inc.	$408,122
68,700		Walgreen Company	2,126,952
40,800		Wal-Mart Stores, Inc.	2,443,512

			23,112,539

		Energy—4.6%
16,000		Anadarko Petroleum Corporation	776,160
67,500	*	Cal Dive International, Inc.	715,500
23,800		ConocoPhillips	1,743,350
30,800		ExxonMobil Corporation	2,391,928
1,897		Hugoton Royalty Trust	50,915
16,986		Marathon Oil Corporation	677,232
42,600		Noble Corporation	1,870,140
20,500		Sasol, Ltd. (ADR)	871,045
51,000		Suncor Energy, Inc.	2,155,770
14,470	*	Transocean, Inc.	1,589,385
20,600		World Fuel Services Corporation	474,418
39,532		XTO Energy, Inc.	1,839,029

			15,154,872

		Financials—5.1%
13,700		American Express Company	485,391
29,100		Astoria Financial Corporation	603,243
25,700		Bank of America Corporation	899,500
48,600		Brookline Bancorp, Inc.	621,594
17,092		Capital One Financial Corporation	871,692
29,800		Citigroup, Inc.	611,198
26,550		Discover Financial Services	366,921
48,750	*	First Mercury Financial Corporation	694,688
13,324		Hartford Financial Services Group, Inc.	546,151
48,200		JPMorgan Chase & Company	2,250,940
24,499		KeyCorp	292,518
5,000		Merrill Lynch & Company, Inc.	126,500
46,100		Morgan Stanley	1,060,300
53,900		New York Community Bancorp, Inc.	904,981
73,200		NewAlliance Bancshares, Inc.	1,100,196
24,000		South Financial Group, Inc.	175,920
47,975		Sovereign Bancorp, Inc.	189,501
87,800		Sunstone Hotel Investors, Inc. (REIT)	1,185,300

42

Shares		Security	Value

		Financials (continued)
53,400		U.S. Bancorp	$1,923,468
16,700		Webster Financial Corporation	421,675
36,800		Wells Fargo & Company	1,381,104

			16,712,781

		Health Care—7.4%
38,000		Abbott Laboratories	2,188,040
27,400		Aetna, Inc.	989,414
12,600	*	Amgen, Inc.	746,802
32,400	*	Barr Pharmaceuticals, Inc.	2,115,720
5,900		Baxter International, Inc.	387,217
19,100		Becton, Dickinson & Company	1,532,966
16,400	*	Genentech, Inc.	1,454,352
47,200		Johnson & Johnson	3,270,016
13,400	*	Laboratory Corporation of America Holdings	931,300
20,200		Medtronic, Inc.	1,012,020
26,700		Merck & Company, Inc.	842,652
114,680		Pfizer, Inc.	2,114,699
33,700		Sanofi-Aventis (ADR)	1,107,719
33,200	*	St. Jude Medical, Inc.	1,443,868
142,400		Stewart Enterprises, Inc. – Class “A”	1,119,264
26,800	*	Thermo Fisher Scientific, Inc.	1,474,000
47,300		Wyeth	1,747,262

			24,477,311

		Industrials—9.0%
21,400		3M Company	1,461,834
57,200	*	AAR Corporation	948,948
22,700		Alexander & Baldwin, Inc.	999,481
27,000	*	Allied Waste Industries, Inc.	299,970
35,504	*	Altra Holdings, Inc.	524,039
50,000		Armstrong World Industries, Inc.	1,445,000
24,800		Avery Dennison Corporation	1,103,104
27,100		Barnes Group, Inc.	547,962
25,450	*	BE Aerospace, Inc.	402,873
20,200		Burlington Northern Santa Fe Corporation	1,867,086
48,900		Chicago Bridge & Iron Company NV – NY Shares	940,836
27,400		Dover Corporation	1,111,070
22,900	*	Esterline Technologies Corporation	906,611
61,200		General Electric Company	1,560,600
34,100		Harsco Corporation	1,268,179

43

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2008

Shares		Security	Value

		Industrials (continued)
37,100		Honeywell International, Inc.	$1,541,505
34,100		IDEX Corporation	1,057,782
37,300		Illinois Tool Works, Inc.	1,657,985
14,300		Lockheed Martin Corporation	1,568,281
59,700	*	Mobile Mini, Inc.	1,154,001
24,600		Northrop Grumman Corporation	1,489,284
39,230	*	PGT, Inc.	118,867
27,000	*	Pinnacle Airlines Corporation	107,460
81,200		TAL International Group, Inc.	1,690,584
40,500		Textainer Group Holdings, Ltd.	615,195
27,175		Tyco International, Ltd.	951,668
38,100		United Technologies Corporation	2,288,286

			29,628,491

		Information Technology—9.5%
12,000	*	CACI International, Inc. – Class “A”	601,200
106,200	*	Cisco Systems, Inc.	2,395,872
56,100	*	Electronics for Imaging, Inc.	781,473
99,400	*	EMC Corporation	1,188,824
79,400	*	Entrust, Inc.	170,710
51,000		Harris Corporation	2,356,200
37,500		Hewlett-Packard Company	1,734,000
49,600		Intel Corporation	929,008
31,000		International Business Machines Corporation	3,625,760
54,000	*	Macrovision Solutions Corporation	830,520
107,900		Microsoft Corporation	2,879,851
35,600	*	NCI, Inc. – Class “A”	1,013,888
72,500		Nokia Corporation – Class “A” (ADR)	1,352,125
69,500	*	Parametric Technology Corporation	1,278,800
42,600		QUALCOMM, Inc.	1,830,522
24,500	*	SI International, Inc.	736,225
101,300	*	Symantec Corporation	1,983,454
54,000		Technology Select Sector SPDR Fund	1,068,660
102,300	*	TIBCO Software, Inc.	748,836
19,350		Tyco Electronics, Ltd.	535,221
23,000	*	ValueClick, Inc.	235,290
40,076		Western Union Company	988,675
24,600	*	Wright Express Corporation	727,176
53,700		Xilinx, Inc.	1,259,265

			31,251,555

44

Shares or
Principal
Amount		Security	Value

		Materials—2.5%
52,600		Celanese Corporation – Series “A”	$1,468,066
18,200		Freeport-McMoRan Copper & Gold, Inc.	1,034,670
36,500		Lubrizol Corporation	1,574,610
18,800		PPG Industries, Inc.	1,096,416
17,000		Praxair, Inc.	1,219,580
63,700		RPM International, Inc.	1,231,958
41,550		Temple-Inland, Inc.	634,053

			8,259,353

		Telecommunication Services—1.2%
64,400		AT&T, Inc.	1,798,048
72,000		Verizon Communications, Inc.	2,310,480

			4,108,528

		Utilities—.4%
30,700		Atmos Energy Corporation	817,234
13,700		Consolidated Edison, Inc.	588,552

			1,405,786

Total Value of Common Stocks (cost $161,792,010)			175,681,512

		MORTGAGE-BACKED CERTIFICATES—16.8%
		Fannie Mae—16.0%
$ 1,850	M	5%, 7/1/2033	1,808,388
21,289	M	5.5%, 4/1/2033 – 5/1/2037	21,280,055
22,577	M	6%, 5/1/2036 – 7/1/2038	22,896,357
5,016	M	6.5%, 11/1/2033 – 7/1/2037	5,157,066
1,575	M	7%, 3/1/2032 – 8/1/2032	1,668,223

			52,810,089

		Freddie Mac—.8%
2,445	M	6%, 9/1/2032 – 10/1/2035	2,480,959

Total Value of Mortgage-Backed Certificates (cost $54,768,183)			55,291,048

		CORPORATE BONDS—12.2%
		Consumer Non-Durables—.2%
700	M	Newell Rubbermaid, Inc., 6.75%, 2012	707,755

45

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2008

Principal
Amount		Security	Value

		Energy—1.2%
$1,000M	M	Canadian Natural Resources, Ltd., 5.9%, 2018	$881,642
500M	M	Kinder Morgan Finance Co., 5.35%, 2011	475,000
1,000M	M	Northern Border Pipeline Co., 7.1%, 2011	1,022,370
1,000M	M	Pacific Energy Partners LP, 7.125%, 2014	983,982
500M	M	Spectra Energy Capital, LLC, 6.2%, 2018	462,761

			3,825,755

		Financial Services—1.4%
1,000M	M	CoBank, ACB, 7.875%, 2018 (a)	964,602
1,000	M	Fifth Third Bancorp, 5.45%, 2017	727,456
500	M	Hibernia Corp., 5.35%, 2014	415,530
760	M	Independence Community Bank Corp., 4.9%, 2010	585,078
1,000	M	Nationsbank Corp., 7.8%, 2016	955,668
1,000	M	Prudential Financial, Inc., 6%, 2017	892,911

			4,541,245

		Financials—1.3%
1,000	M	American General Finance Corp., 6.9%, 2017	464,297
1,000	M	Bear Stearns Cos., Inc., 7.25%, 2018	963,972
927	M	Ford Motor Credit Co., 9.75%, 2010	664,996
1,000	M	General Motors Acceptance Corp., 7.75%, 2010	598,911
1,000	M	Goldman Sachs Group, Inc., 6.45%, 2036	654,300
1,000	M	Merrill Lynch & Co., 5.45%, 2013	901,665

			4,248,141

		Food/Beverage/Tobacco—1.5%
1,170	M	Bunge Limited Finance Corp., 5.875%, 2013	1,145,024
900	M	Cargill, Inc., 6%, 2017 (a)	848,235
1,000	M	Coca-Cola Enterprises, Inc., 7.125%, 2017	1,077,183
2,000	M	Philip Morris International, Inc., 5.65%, 2018	1,852,004

			4,922,446

		Food/Drug—.2%
700	M	Kroger Co., 6.75%, 2012	717,155

		Gaming/Leisure—.2%
750	M	MGM Mirage, Inc., 8.5%, 2010	693,750

		Information Technology—.3%
1,000	M	Oracle Corp., 5.75%, 2018	930,163

46

Principal
Amount		Security	Value

		Manufacturing—.3%
$1,000	M	Crane Co., 6.55%, 2036	$913,603

		Manufacturing-Diversified—.3%
1,200	M	General Electric Co., 5.25%, 2017	1,051,879

		Media-Broadcasting—.5%
750	M	Comcast Cable Communications, Inc., 7.125%, 2013	758,032
800	M	Cox Communications, Inc., 5.5%, 2015	733,049

			1,491,081

		Media-Diversified—1.0%
		AOL Time Warner, Inc.:
750	M	6.75%, 2011	748,753
1,000	M	6.875%, 2012	992,270
1,000	M	McGraw-Hill Cos., Inc., 5.9%, 2017	992,718
500	M	News America, Inc., 5.3%, 2014	475,909

			3,209,650

		Metals/Mining—1.0%
1,000	M	Alcoa, Inc., 6%, 2012	1,005,541
2,000	M	ArcelorMittal, 6.125%, 2018 (a)	1,775,326
500	M	Vale Overseas, Ltd., 6.875%, 2036	447,554

			3,228,421

		Telecommunications—1.2%
800	M	GTE Corp., 6.84%, 2018	756,672
600	M	SBC Communications, Inc., 6.25%, 2011	606,726
1,000	M	Verizon Communications, Inc., 5.5%, 2018	885,520
600	M	Verizon New York, Inc., 6.875%, 2012	600,438
1,000	M	Vodafone AirTouch PLC, 7.75%, 2010	1,031,010

			3,880,366

		Transportation—.1%
500	M	Burlington Northern Santa Fe Corp., 4.3%, 2013	467,172

47

Portfolio of Investments (continued)
TOTAL RETURN FUND
September 30, 2008

Principal
Amount		Security	Value

		Utilities—1.2%
$2,000	M	E. ON International Finance BV, 5.8%, 2018 (a)	$1,914,956
350	M	Entergy Gulf States, Inc., 5.25%, 2015	322,895
873	M	Great River Energy, 5.829%, 2017 (a)	884,376
900	M	Public Service Electric & Gas Co., 6.75%, 2016	939,079

			4,061,306

		Waste Management—.3%
1,000	M	Waste Management, Inc., 6.875%, 2009	1,003,000

Total Value of Corporate Bonds (cost $44,136,930)			39,892,888

		U.S. GOVERNMENT AGENCY OBLIGATIONS—5.0%
		Fannie Mae:
5,000	M	5%, 2011	5,228,045
1,000	M	5.5%, 2018	998,693
2,000	M	Federal Farm Credit Bank, 5.37%, 2018	1,979,204
		Federal Home Loan Bank:
2,000	M	5%, 2018	1,958,310
2,500	M	5.65%, 2018	2,478,335
		Freddie Mac:
1,000	M	6%, 2017	1,017,463
1,000	M	6%, 2018	1,000,871
2,000	M	Tennessee Valley Authority, 4.5%, 2018	1,959,140

Total Value of U.S. Government Agency Obligations (cost $16,786,779)			16,620,061

		MUNICIPAL BONDS—3.8%
4,000	M	California State General Obligation, 5%, 2034	3,674,040
5,000	M	Maryland State General Obligation, 5%, 2017	5,294,750
1,000	M	Minnesota State General Obligation, 5%, 2024	992,370
1,100	M	Nebraska Pub. Pwr. Dist. Rev., 5%, 2038	959,992
1,965	M	Tobacco Settlement Fin. Auth., West Virginia,
		Series “A”, 7.467%, 2047	1,687,051

Total Value of Municipal Bonds (cost $13,372,965)			12,608,203

		U.S. GOVERNMENT OBLIGATIONS—1.2%
3,500	M	U .S. Treasury Notes, 5.375%, 2031 (cost $3,689,231)	3,978,243

48

Shares or
Principal
Amount		Security	Value

		PREFERRED STOCKS—1.0%
		Financials
1,000,000		Bank of America Corp., 8%, 2049	$793,062
40,000		Citigroup, Inc., 8.125%, 2049 – Series “AA”	660,000
2,000,000		JPMorgan Chase & Co., 7.9%, 2049	1,688,262

Total Value of Preferred Stocks (cost $4,028,999)			3,141,324

		PASS THROUGH CERTIFICATES—.1%
		Transportation
$588	M	Continental Airlines, Inc., 8.388%, 2020 (cost $606,903)	464,687

		SHORT-TERM TAX EXEMPT INVESTMENTS (b)—4.3%
		Adjustable Rate Notes
1,000	M	Bay Area Toll Auth., CA Toll Brdg. Rev. Bonds, 7.68%, 2045	998,046
1,000	M	Harris County, TX Health Facs. Dev. Corp. Hosp.
		Rev. Bonds, 7.94%, 2047	997,914
1,000	M	Massachusetts State Health & Edl. Facs. Auth. Rev., 8.05%, 2030	1,000,000
3,000	M	New York City, NY, 8.25%, 2036	2,996,291
1,000	M	New York State Loc. Govt. Assistance Corp., 8%, 2021	1,000,000
2,000	M	Pennsylvania St. Tpk. Comm. Rev., 8.2%, 2038	2,000,000
2,500	M	Portland OR Multi-Family Rev., 7%, 2011	2,498,955
2,500	M	Southeastern PA Trans. Auth., 8.25%, 2022	2,500,000

Total Value of Short-Term Tax Exempt Investments (cost $13,991,206)			13,991,206

		SHORT-TERM INVESTMENTS—1.0%
		Money Market Fund
3,400	M	First Investors Cash Reserve Fund, 2.16% (cost $3,400,000) (c)	3,400,000

Total Value of Investments (cost $316,573,206)		98.7%	325,069,172
Other Assets, Less Liabilities		1.3	4,387,260

Net Assets		100.0%	$329,456,432

* Non-income producing

(a) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

(b) Interest rates on adjustable rate notes are determined and reset periodically by the issuer and are the rates in effect at September 30, 2008.

(c) Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

Summary of Abbreviations:

ADR American Depositary Receipts

REIT Real Estate Investment Trusts

See notes to financial statements	49

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Value Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –16.9% for Class A shares and –17.4% for Class B shares, including dividends of 12.1 cents per share on Class A shares and 6.9 cents per share on Class B shares.

The Fund’s performance largely reflected the negative effect of the prolonged housing downturn and the tightened credit markets that resulted from it. Financial institutions, as well as consumers and corporations, felt the impact of these economic events.

The value of the Fund’s investments in the financials, industrials, materials, information technology, telecommunications, consumer discretionary and energy sectors fell dramatically. Utilities and health care sustained more modest losses, while consumer staples stocks provided the lone bright spot with a positive return.

On a relative basis, the Fund outperformed the S&P 500 Index primarily because the Fund’s holdings in the financial sector were more conservative and lost less money than those in the Index. The Fund’s overweight position in consumer staples, coupled with positive investment returns in the sector, also contributed significantly to its relative outperformance.

The worst performing holdings of the Fund included Wachovia, Citigroup and Merrill Lynch. All three were considered bellwethers in the financial sector prior to this economic crisis. Wal-Mart, Anheuser-Busch and Compass Minerals International were among the best performing holdings, each generating a substantial positive return.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright
Portfolio Manager

October 31, 2008

Fund Expenses
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$944.25	$6.61
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.20	$6.86

Expense Example – Class B Shares
Actual	$1,000.00	$941.27	$10.00
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.70	$10.38

*	Expenses are equal to the annualized expense ratio of 1.36% for Class A shares and 2.06% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

51

Cumulative Performance Information
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Value Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Value Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25% . The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

52

Portfolio of Investments (continued)
VALUE FUND
September 30, 2008

Shares	Security	Value

	COMMON STOCKS—93.9%
	Consumer Discretionary—12.3%
123,600	bebe stores, inc.	$1,207,572
24,500	Best Buy Company, Inc.	918,750
58,900	Bob Evans Farms, Inc.	1,607,381
55,800	Carnival Corporation	1,972,530
56,100	CBS Corporation – Class “B”	817,938
94,700	Cinemark Holdings, Inc.	1,287,920
131,400	Family Dollar Stores, Inc.	3,114,180
58,300	Gannett Company, Inc.	985,853
52,000	Genuine Parts Company	2,090,920
62,000	H&R Block, Inc.	1,398,100
96,400	Home Depot, Inc.	2,495,796
36,800	J.C. Penney Company, Inc.	1,226,912
93,100	Leggett & Platt, Inc.	2,028,649
50,900	Lowe’s Companies, Inc.	1,205,821
8,200	Magna International, Inc. – Class “A”	419,758
91,900	Marine Products Corporation	762,770
58,800	McDonald’s Corporation	3,627,960
101,700	New York Times Company – Class “A”	1,453,293
55,700	Newell Rubbermaid, Inc.	961,382
125,800	Pearson PLC (ADR)	1,371,220
112,400	Ruby Tuesday, Inc.	650,796
78,000	Staples, Inc.	1,755,000
68,700	Tiffany & Company	2,440,224
199,600	Time Warner, Inc.	2,616,756
131,500	Walt Disney Company	4,035,735
39,220	Wyndham Worldwide Corporation	616,146

		43,069,362

	Consumer Staples—17.1%
88,300	Anheuser-Busch Companies, Inc.	5,728,904
73,200	Avon Products, Inc.	3,042,924
87,300	Coca-Cola Company	4,616,424
59,400	ConAgra Foods, Inc.	1,155,924
23,881	Del Monte Foods Company	186,272
45,200	Diageo PLC (ADR)	3,112,472
33,000	Estee Lauder Companies, Inc. – Class “A”	1,647,030
35,400	Fomento Economico Mexicano SA de CV (ADR)	1,350,156
26,625	General Mills, Inc.	1,829,670
53,600	H.J. Heinz Company	2,675,176
91,900	Hershey Company	3,633,726

53

Portfolio of Investments (continued)
VALUE FUND
September 30, 2008

Shares	Security	Value

	Consumer Staples (continued)
59,600	Kimberly-Clark Corporation	$3,864,464
160,700	Kraft Foods, Inc. – Class “A”	5,262,925
30,600	McCormick & Company, Inc.	1,176,570
71,000	PepsiAmericas, Inc.	1,471,120
14,000	PepsiCo, Inc.	997,780
69,300	Philip Morris International, Inc.	3,333,330
30,400	Ruddick Corporation	986,480
37,200	Safeway, Inc.	882,384
176,700	Sara Lee Corporation	2,231,721
37,100	UST, Inc.	2,468,634
78,300	Walgreen Company	2,424,168
97,400	Wal-Mart Stores, Inc.	5,833,286

		59,911,540

	Energy—8.2%
51,000	Anadarko Petroleum Corporation	2,474,010
49,200	BP PLC (ADR)	2,468,364
60,417	Chevron Corporation	4,983,194
59,300	ConocoPhillips	4,343,725
30,800	Diamond Offshore Drilling, Inc.	3,174,248
10,700	Hess Corporation	878,256
106,600	Marathon Oil Corporation	4,250,142
54,100	Royal Dutch Shell PLC – Class “A” (ADR)	3,192,441
53,900	Tidewater, Inc.	2,983,904

		28,748,284

	Financials—18.6%
18,000	ACE, Ltd.	974,340
39,500	Allstate Corporation	1,821,740
44,300	Aon Corporation	1,991,728
45,000	Aspen Insurance Holdings, Ltd.	1,237,500
157,200	Bank Mutual Corporation	1,784,220
91,866	Bank of America Corporation	3,215,310
93,028	Bank of New York Mellon Corporation	3,030,852
69,821	Brookfield Asset Management, Inc. – Class “A”	1,915,888
25,903	Capital One Financial Corporation	1,321,053
43,456	Chubb Corporation	2,385,734
54,047	Cincinnati Financial Corporation	1,537,097
99,400	Citigroup, Inc.	2,038,694
44,800	Comerica, Inc.	1,468,992
32,700	EMC Insurance Group, Inc.	963,996

54

Shares	Security	Value

	Financials (continued)
39,149	Erie Indemnity Company – Class “A”	$1,654,828
85,900	First Potomac Realty Trust (REIT)	1,476,621
88,900	Hudson City Bancorp, Inc.	1,640,205
73,500	Invesco, Ltd.	1,542,030
197,200	Investors Real Estate Trust (REIT)	2,206,668
100,300	JPMorgan Chase & Company	4,684,010
58,600	KeyCorp	699,684
44,074	Lincoln National Corporation	1,886,808
45,400	Merrill Lynch & Company, Inc.	1,148,620
53,600	Morgan Stanley	1,232,800
118,300	NewAlliance Bancshares, Inc.	1,778,049
120,600	People’s United Financial, Inc.	2,321,550
47,300	Plum Creek Timber Company, Inc. (REIT)	2,358,378
43,300	PNC Financial Services Group, Inc.	3,234,510
49,300	Protective Life Corporation	1,405,543
99,817	Regions Financial Corporation	958,243
16,300	State Street Corporation	927,144
35,400	SunTrust Banks, Inc.	1,592,646
116,400	U-Store-It Trust (REIT)	1,428,228
34,600	Waddell & Reed Financial, Inc. – Class “A”	856,350
94,600	Wells Fargo & Company	3,550,338
107,400	Westfield Financial, Inc.	1,106,220

		65,376,617

	Health Care—6.1%
71,400	Abbott Laboratories	4,111,212
27,875	Covidien, Ltd.	1,498,560
55,600	GlaxoSmithKline PLC (ADR)	2,416,376
90,800	Johnson & Johnson	6,290,624
49,700	Novartis AG (ADR)	2,626,148
179,500	Pfizer, Inc.	3,309,980
67,300	Schering-Plough Corporation	1,243,031

		21,495,931

	Industrials—10.3%
39,600	3M Company	2,705,076
2,600	Alexander & Baldwin, Inc.	114,478
30,600	Armstrong World Industries, Inc.	884,340
58,600	Avery Dennison Corporation	2,606,528
73,300	Dover Corporation	2,972,315
33,600	General Dynamics Corporation	2,473,632

55

Portfolio of Investments (continued)
VALUE FUND
September 30, 2008

Shares	Security	Value

	Industrials (continued)
149,800	General Electric Company	$3,819,900
70,800	Honeywell International, Inc.	2,941,740
23,900	Hubbell, Inc. – Class “B”	837,695
62,700	Illinois Tool Works, Inc.	2,787,015
33,000	ITT Corporation	1,835,130
38,430	Lawson Products, Inc.	1,062,590
30,600	Norfolk Southern Corporation	2,026,026
65,900	Pitney Bowes, Inc.	2,191,834
47,800	Textainer Group Holdings, Ltd.	726,082
30,375	Tyco International, Ltd.	1,063,733
47,000	United Parcel Service, Inc. – Class “B”	2,955,830
106,500	Werner Enterprises, Inc.	2,312,115

		36,316,059

	Information Technology—6.9%
74,700	Automatic Data Processing, Inc.	3,193,425
96,400	AVX Corporation	982,316
36,465	Bel Fuse, Inc. – Class “B”	1,038,159
85,600	Hewlett-Packard Company	3,958,144
59,300	Intel Corporation	1,110,689
12,200	International Business Machines Corporation	1,426,912
169,100	Methode Electronics, Inc.	1,511,754
120,500	Microsoft Corporation	3,216,145
76,500	Molex, Inc.	1,717,425
130,700	Motorola, Inc.	933,198
98,900	Nokia Corporation – Class “A” (ADR)	1,844,485
53,600	Texas Instruments, Inc.	1,152,400
47,875	Tyco Electronics, Ltd.	1,324,222
35,500	Xilinx, Inc.	832,475

		24,241,749

	Materials—7.0%
36,700	Air Products & Chemicals, Inc.	2,513,583
70,200	Alcoa, Inc.	1,585,116
38,600	Bemis Company, Inc.	1,008,232
27,100	Compass Minerals International, Inc.	1,419,769
106,700	Dow Chemical Company	3,390,926
105,100	DuPont (E.I.) de Nemours & Company	4,235,530
72,300	Glatfelter	978,942
49,700	Lubrizol Corporation	2,144,058
55,000	MeadWestvaco Corporation	1,282,050

56

Shares	Security	Value

	Materials (continued)
73,830	Myers Industries, Inc.	$ 930,996
31,600	PPG Industries, Inc.	1,842,912
144,800	Sappi, Ltd. (ADR)	1,448,000
65,100	Sonoco Products Company	1,932,168

		24,712,282

	Telecommunication Services—3.1%
150,530	AT&T, Inc.	4,202,798
60,200	D&E Communications, Inc.	454,510
21,420	Embarq Corporation	868,581
24,000	Telephone & Data Systems, Inc.	858,000
30,000	Telephone & Data Systems, Inc. – Special Shares	1,077,000
103,128	Verizon Communications, Inc.	3,309,378

		10,770,267

	Utilities—4.3%
20,150	American States Water Company	775,775
61,100	Duke Energy Corporation	1,064,973
30,300	FPL Group, Inc.	1,524,090
10,700	Integrys Energy Group, Inc.	534,358
80,050	MDU Resources Group, Inc.	2,321,450
130,600	NiSource, Inc.	1,927,656
40,200	ONEOK, Inc.	1,382,880
56,200	Portland General Electric Company	1,329,692
56,700	Southwest Gas Corporation	1,715,742
37,631	United Utilites Group PLC (ADR)	932,342
56,700	Vectren Corporation	1,579,095

		15,088,053

Total Value of Common Stocks (cost $300,237,449)		329,730,144

	PREFERRED STOCKS—.7%
	Financials—.2%
36,600	Citigroup Capital XVI, 6.45%, 2066 – Series “W”	542,412

	Telecommunication Services—.3%
44,800	AT&T, Inc., 6.375%, 2056	1,039,360

	Utilities—.2%
31,600	Entergy Louisiana, LLC, 7.6%, 2032	718,584

Total Value of Preferred Stocks (cost $2,847,457)		2,300,356

57

Portfolio of Investments (continued)
VALUE FUND
September 30, 2008

Principal
Amount		Security	Value
		SHORT-TERM INVESTMENTS—5.3%
		Money Market Fund
$18,480	M	First Investors Cash Reserve Fund, 2.16% (cost $18,480,000)*	$18,480,000

Total Value of Investments (cost $321,564,906)		99.9%	350,510,500
Other Assets, Less Liabilities		.1	510,174

Net Assets		100.0%	$351,020,674

* Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

Summary of Abbreviations:
ADR American Depositary Receipts
REIT Real Estate Investment Trust

58	See notes to financial statements

Portfolio Managers’ Letter
BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Blue Chip Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –19.4% for Class A shares and –20.0% for Class B shares, including dividends of 19.4 cents per share on Class A shares and 4.0 cents per share on Class B shares.

The value of the Fund’s investments in the financials, telecommunications, industrials, materials, information technology, consumer discretionary and energy sectors fell dramatically. Holdings in utilities and health care sustained more modest losses, while consumer staples stocks provided the lone bright spot with a positive return.

Despite the difficult investment environment, the Fund outperformed the S&P 500 Index. Two primary reasons for this outperformance were the Fund’s overweight in consumer staples stocks and its underweight in financials. The Fund’s holdings in financials were generally more conservative than the Index holdings. One other significant contributor to the relative outperformance was the Fund’s health care holdings.

The worst performing holdings of the Fund included AIG, General Electric, and Citigroup. Wal-Mart Stores, Anheuser-Busch and Johnson & Johnson each provided a significant positive contribution during the period.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Matthew S. Wright
Portfolio Manager

October 31, 2008

Constance Unger
Assistant Portfolio Manager

59

Fund Expenses
BLUE CHIP FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$920.84	$6.87
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.85	$7.21

Expense Example – Class B Shares
Actual	$1,000.00	$917.29	$10.21
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.35	$10.73

*	Expenses are equal to the annualized expense ratio of 1.43% for Class A shares and 2.13% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

60

Cumulative Performance Information
BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Blue Chip Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the Standard & Poor’s 500 Index (the ”Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 2.80% and .72%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 2.95% and .78%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

61

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2008

Shares		Security	Value

		COMMON STOCKS—99.7%
		Consumer Discretionary—9.0%
41,200		Best Buy Company, Inc.	$1,545,000
45,100		Carnival Corporation	1,594,285
89,295		CBS Corporation – Class “B”	1,301,921
47,394		Comcast Corporation – Class “A”	930,344
84,350		Comcast Corporation – Special Class “A”	1,663,382
57,200		H&R Block, Inc.	1,289,860
151,500		Home Depot, Inc.	3,922,335
35,600	*	Kohl’s Corporation	1,640,448
127,100		Lowe’s Companies, Inc.	3,010,999
55,700		McDonald’s Corporation	3,436,690
162,400		News Corporation – Class “A”	1,947,176
29,500		NIKE, Inc. – Class “B”	1,973,550
64,100		Staples, Inc.	1,442,250
46,200		Target Corporation	2,266,110
283,300		Time Warner, Inc.	3,714,063
70,600	*	Viacom, Inc. – Class “B”	1,753,704
143,400		Walt Disney Company	4,400,946

			37,833,063

		Consumer Staples—16.4%
81,600		Altria Group, Inc.	1,618,944
72,700		Anheuser-Busch Companies, Inc.	4,716,776
78,600		Avon Products, Inc.	3,267,402
143,700		Coca-Cola Company	7,598,856
34,800		Colgate-Palmolive Company	2,622,180
24,700		Costco Wholesale Corporation	1,603,771
91,600		CVS Caremark Corporation	3,083,256
32,100		General Mills, Inc.	2,205,912
34,100		Hershey Company	1,348,314
61,800		Kimberly-Clark Corporation	4,007,112
123,724		Kraft Foods, Inc. – Class “A”	4,051,961
106,900		PepsiCo, Inc.	7,618,763
94,900		Philip Morris International, Inc.	4,564,690
125,940		Procter & Gamble Company	8,776,759
44,600		Safeway, Inc.	1,057,912
108,200		Walgreen Company	3,349,872
128,330		Wal-Mart Stores, Inc.	7,685,684

			69,178,164

62

Shares		Security	Value

		Energy—13.1%
39,300		BP PLC (ADR)	$1,971,681
121,900		Chevron Corporation	10,054,312
89,870		ConocoPhillips	6,582,978
17,300		Devon Energy Corporation	1,577,760
204,600		ExxonMobil Corporation	15,889,236
105,790		Halliburton Company	3,426,538
17,500		Hess Corporation	1,436,400
61,000		Marathon Oil Corporation	2,432,070
75,200		Schlumberger, Ltd.	5,872,368
92,150		Spectra Energy Corporation	2,193,170
26,951	*	Transocean, Inc.	2,960,298
33,500		Energy Corporation	1,015,050

			55,411,861

		Financials—12.2%
42,600		ACE, Ltd.	2,305,938
48,700		Allstate Corporation	2,246,044
98,500		American Express Company	3,489,855
133,966		Bank of America Corporation	4,688,810
147,187		Bank of New York Mellon Corporation	4,795,352
850	*	Berkshire Hathaway, Inc. – Class “B”	3,735,750
43,000		Capital One Financial Corporation	2,193,000
48,000		Chubb Corporation	2,635,200
120,400		Citigroup, Inc.	2,469,404
174,068		JPMorgan Chase & Company	8,128,976
48,400		Marsh & McLennan Companies, Inc.	1,537,184
42,200		Merrill Lynch & Company, Inc.	1,067,660
65,300		Morgan Stanley	1,501,900
20,000		PNC Financial Services Group, Inc.	1,494,000
21,600		SunTrust Banks, Inc.	971,784
48,700		Travelers Companies, Inc.	2,201,240
64,500		U.S. Bancorp	2,323,290
94,600		Wells Fargo & Company	3,550,338

			51,335,725

		Health Care—14.6%
93,100		Abbott Laboratories	5,360,698
56,200		Aetna, Inc.	2,029,382
76,500	*	Amgen, Inc.	4,534,155
27,300		Baxter International, Inc.	1,791,699
136,300		Bristol-Myers Squibb Company	2,841,855

63

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2008

Shares		Security	Value

		Health Care (continued)
46,725		Covidien, Ltd.	$2,511,936
26,200	*	Genentech, Inc.	2,323,416
184,800		Johnson & Johnson	12,802,944
42,300		McKesson Corporation	2,276,163
90,700		Medtronic, Inc.	4,544,070
91,800		Merck & Company, Inc.	2,897,208
80,300		Novartis AG (ADR)	4,243,052
360,760		Pfizer, Inc.	6,652,414
31,700	*	St. Jude Medical, Inc.	1,378,633
44,200		Teva Pharmaceutical Industries, Ltd. (ADR)	2,023,918
60,600		UnitedHealth Group, Inc.	1,538,634
56,000		Wyeth	2,068,640

			61,818,817

		Industrials—10.7%
56,100		3M Company	3,832,191
21,200		Boeing Company	1,215,820
15,100		Caterpillar, Inc.	899,960
45,600		Dover Corporation	1,849,080
21,600		Eaton Corporation	1,213,488
70,700		Emerson Electric Company	2,883,853
434,300		General Electric Company	11,074,650
51,500		Honeywell International, Inc.	2,139,825
46,200		Illinois Tool Works, Inc.	2,053,590
37,800		ITT Corporation	2,102,058
33,700		Lockheed Martin Corporation	3,695,879
30,700		Northrop Grumman Corporation	1,858,578
55,725		Tyco International, Ltd.	1,951,490
34,700		United Parcel Service, Inc. – Class “B”	2,182,283
102,700		United Technologies Corporation	6,168,162

			45,120,907

		Information Technology—17.1%
36,320		Accenture, Ltd. – Class “A”	1,380,160
36,000		Analog Devices, Inc.	948,600
17,400	*	Apple, Inc.	1,977,684
72,100		Applied Materials, Inc.	1,090,873
31,800		Automatic Data Processing, Inc.	1,359,450
272,200	*	Cisco Systems, Inc.	6,140,832
92,000		Corning, Inc.	1,438,880
183,700	*	Dell, Inc.	3,027,376

64

Shares		Security	Value

		Information Technology (continued)
31,500	*	eBay, Inc.	$704,970
226,625	*	EMC Corporation	2,710,435
134,300		Hewlett-Packard Company	6,210,032
251,400		Intel Corporation	4,708,722
59,800		International Business Machines Corporation	6,994,208
547,445		Microsoft Corporation	14,611,307
139,400		Nokia Corporation – Class “A” (ADR)	2,599,810
183,300	*	Oracle Corporation	3,722,823
52,570		QUALCOMM, Inc.	2,258,933
99,100	*	Symantec Corporation	1,940,378
109,900		Texas Instruments, Inc.	2,362,850
50,225		Tyco Electronics, Ltd.	1,389,223
103,200		Western Union Company	2,545,944
90,100		Xerox Corporation	1,038,853
68,100	*	Yahoo!, Inc.	1,178,130

			72,340,473

		Materials—2.8%
58,600		Alcoa, Inc.	1,323,188
96,900		Dow Chemical Company	3,079,482
77,600		DuPont (E.I.) de Nemours & Company	3,127,280
54,500		International Paper Company	1,426,810
28,000		Newmont Mining Corporation	1,085,280
31,400		PPG Industries, Inc.	1,831,248

			11,873,288

		Telecommunication Services—2.5%
190,000		AT&T, Inc.	5,304,800
159,000		Verizon Communications, Inc.	5,102,310

			10,407,110

		Utilities—1.3%
34,500		American Electric Power Company, Inc.	1,279,260
177,700		Duke Energy Corporation	3,097,311
23,500		FPL Group, Inc.	1,182,050

			5,558,621

Total Value of Common Stocks (cost $333,365,726)			420,878,029

65

Portfolio of Investments (continued)
BLUE CHIP FUND
September 30, 2008

Principal
Amount		Security		Value
		SHORT-TERM INVESTMENTS—.3%
		Money Market Fund
$1,225	M	First Investors Cash Reserve Fund, 2.16% (cost $1,225,000)**		$1,225,000

Total Value of Investments (cost $334,590,726)			100.0%	422,103,029
Other Assets, Less Liabilities			—	169,633

Net Assets			100.0%	$422,272,662

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

Summary of Abbreviations:
ADR American Depositary Receipts

66	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –21.2% for Class A shares and –21.8% for Class B shares, including dividends of 10.8 cents per share on Class A shares, 2.2 cents per shares on B shares, and capital gains distributions of 22.9 cents per share for both Class A and Class B shares.

The Fund’s results were driven by the weak performance of the equity markets. The ongoing effects of the credit market maelstrom, which started with subprime mortgages in mid-2007, has been the overwhelming factor influencing equity returns during the past year. Despite some brief periods of respite, stocks have been battered due to the ongoing credit market paralysis and the ensuing deleveraging of financial firms’ balance sheets to stave off insolvency. The Fund was underweight in financials for most of the year and moved to an underweighting in energy around mid-year. The Fund’s weightings in consumer staples and health care increased throughout the year. Overall stock selection benefited the Fund’s relative performance most notably within investments in the financials, technology, health care, energy and telecommunications sectors. The Fund’s overweighting in the industrials, materials and consumer discretionary sectors detracted from performance.

Notable performers within consumer staples included shares of small-cap personal products maker Chattem, direct seller Avon Products and candy maker Tootsie Roll. Shares of giant retailer Wal-Mart also provided solid returns. Within health care, shares of Baxter International, Covidien, Barr Pharmaceuticals, TriZetto Group, Johnson & Johnson and Abbott Labs were top contributors. Among technology names, investments in government IT services providers NCI and SI International aided performance.

The Fund continued to benefit from merger and acquisition activity among its holdings despite the challenging market environment, spotlighting its long-term purchase discipline. During the reporting period, five of the Fund’s holdings received takeover or merger offers, three of which are still pending. The two offers completed during the period were the takeovers of industrial lighting manufacturer Genlyte Group by Philips, and of health care technology provider TriZetto Group by the investment group Apax Partners.

The Fund maintained a diverse market capitalization allocation during the year, ending with 64% large cap, 11% mid cap and 25% small cap, according to Lipper’s market capitalization ranges. This allocation was notably more heavily weighted toward large caps than the previous year. While the large-cap tranche performed modestly below peers, the small- and mid-cap components delivered satisfactory results. Much of the large-cap underperformance was generated within the troubled financials sector.

67

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Edwin D. Miska
Portfolio Manager and
Director of Equities, First Investors Management Company, Inc.

October 31, 2008

Fund Expenses
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$909.27	$6.44
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.25	$6.81

Expense Example – Class B Shares
Actual	$1,000.00	$909.27	$6.44
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.75	$10.33

*	Expenses are equal to the annualized expense ratio of 1.35% for Class A shares and 2.05% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
Class B shares, multiplied by the average account value over the period, multiplied by 183/366

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

69

Cumulative Performance Information
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s 500 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

70

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2008

Shares		Security	Value

		COMMON STOCKS—98.2%
		Consumer Discretionary—12.6%
110,000		BorgWarner, Inc.	$3,604,700
255,000		Brown Shoe Company, Inc.	4,176,900
200,000		CBS Corporation – Class “B”	2,916,000
186,600	*	CEC Entertainment, Inc.	6,195,120
150,000		Cinemark Holdings, Inc.	2,040,000
150,000	*	Coach, Inc.	3,756,000
100,000	*	Eddie Bauer Holdings, Inc.	535,000
70,000		Genuine Parts Company	2,814,700
100,000		H&R Block, Inc.	2,255,000
235,000		Home Depot, Inc.	6,084,150
55,000		J.C. Penney Company, Inc.	1,833,700
225,000	*	Jack in the Box, Inc.	4,747,500
194,600	*	Lincoln Educational Services Corporation	2,574,558
90,000		Luxottica Group SpA (ADR)	2,069,100
145,000		McDonald’s Corporation	8,946,500
445,000	*	Morgans Hotel Group Company	4,854,950
100,000		Newell Rubbermaid, Inc.	1,726,000
50,000		Polo Ralph Lauren Corporation – Class “A”	3,332,000
245,000	*	Ruby Tuesday, Inc.	1,418,550
180,000		Staples, Inc.	4,050,000
95,900	*	Steiner Leisure, Ltd.	3,297,042
526,900		Stewart Enterprises, Inc. – Class “A”	4,141,434
112,500	*	Viacom, Inc. – Class “B”	2,794,500
240,000		Wyndham Worldwide Corporation	3,770,400

			83,933,804

		Consumer Staples—12.8%
378,900		Altria Group, Inc.	7,517,376
130,000		Avon Products, Inc.	5,404,100
70,000	*	Chattem, Inc.	5,472,600
67,500		Coca-Cola Company	3,569,400
230,000		CVS Caremark Corporation	7,741,800
107,263		Kraft Foods, Inc. – Class “A”	3,512,863
485,000		Nu Skin Enterprises, Inc. – Class “A”	7,866,700
50,000		PepsiCo, Inc.	3,563,500
225,000		Philip Morris International, Inc.	10,822,500
77,500		Procter & Gamble Company	5,400,975
250,000		Safeway, Inc.	5,930,000

71

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2008

Shares		Security	Value

		Consumer Staples (continued)
50,550		Tootsie Roll Industries, Inc.	$1,461,400
250,000		Walgreen Company	7,740,000
150,000		Wal-Mart Stores, Inc.	8,983,500

			84,986,714

		Energy—8.5%
60,000		Anadarko Petroleum Corporation	2,910,600
255,000	*	Cal Dive International, Inc.	2,703,000
90,000		ConocoPhillips	6,592,500
115,000		ExxonMobil Corporation	8,930,900
7,153		Hugoton Royalty Trust	191,986
63,096		Marathon Oil Corporation	2,515,638
160,000		Noble Corporation	7,024,000
80,000		Sasol, Ltd. (ADR)	3,399,200
190,000		Suncor Energy, Inc.	8,031,300
55,000	*	Transocean, Inc.	6,041,200
75,000		World Fuel Services Corporation	1,727,250
150,000		XTO Energy, Inc.	6,978,000

			57,045,574

		Financials—10.0%
52,000		American Express Company	1,842,360
110,000		Astoria Financial Corporation	2,280,300
100,000		Bank of America Corporation	3,500,000
182,000		Brookline Bancorp, Inc.	2,327,780
65,380		Capital One Financial Corporation	3,334,380
114,000		Citigroup, Inc.	2,338,140
100,000		Discover Financial Services	1,382,000
200,000		Financial Select Sector SPDR Fund	3,958,000
180,000	*	First Mercury Financial Corporation	2,565,000
50,000		Hartford Financial Services Group, Inc.	2,049,500
177,500		JPMorgan Chase & Company	8,289,250
91,000		KeyCorp	1,086,540
20,000		Merrill Lynch & Company, Inc.	506,000
170,000		Morgan Stanley	3,910,000
200,000		New York Community Bancorp, Inc.	3,358,000
265,000		NewAlliance Bancshares, Inc.	3,982,950
90,000		South Financial Group, Inc.	659,700
176,000		Sovereign Bancorp, Inc.	695,200
320,000		Sunstone Hotel Investors, Inc. (REIT)	4,320,000

72

Shares		Security	Value

		Financials (continued)
200,000		U.S. Bancorp	$7,204,000
60,000		Webster Financial Corporation	1,515,000
140,000		Wells Fargo & Company	5,254,200

			66,358,300

		Health Care—13.0%
140,000		Abbott Laboratories	8,061,200
100,000		Aetna, Inc.	3,611,000
46,700	*	Amgen, Inc.	2,767,909
120,000	*	Barr Pharmaceuticals, Inc.	7,836,000
22,417		Baxter International, Inc.	1,471,228
70,000		Becton, Dickinson & Company	5,618,200
60,000	*	Genentech, Inc.	5,320,800
175,000		Johnson & Johnson	12,124,000
50,000	*	Laboratory Corporation of America Holdings	3,475,000
75,000		Medtronic, Inc.	3,757,500
100,000		Merck & Company, Inc.	3,156,000
425,000		Pfizer, Inc.	7,837,000
125,000		Sanofi-Aventis (ADR)	4,108,750
125,000	*	St. Jude Medical, Inc.	5,436,250
100,000	*	Thermo Fisher Scientific, Inc.	5,500,000
175,000		Wyeth	6,464,500

			86,545,337

		Industrials—16.6%
80,000		3M Company	5,464,800
209,700	*	AAR Corporation	3,478,923
84,600		Alexander & Baldwin, Inc.	3,724,938
100,000	*	Allied Waste Industries, Inc.	1,111,000
132,700	*	Altra Holdings, Inc.	1,958,652
185,000		Armstrong World Industries, Inc.	5,346,500
90,000		Avery Dennison Corporation	4,003,200
106,400		Barnes Group, Inc.	2,151,408
100,000	*	BE Aerospace, Inc.	1,583,000
75,000		Burlington Northern Santa Fe Corporation	6,932,250
180,000		Chicago Bridge & Iron Company NV – NY Shares	3,463,200
100,000		Dover Corporation	4,055,000
85,000	*	Esterline Technologies Corporation	3,365,150
225,000		General Electric Company	5,737,500
130,000		Harsco Corporation	4,834,700
140,000		Honeywell International, Inc.	5,817,000

73

Portfolio of Investments (continued)
GROWTH & INCOME FUND
September 30, 2008

Shares		Security	Value

		Industrials (continued)
125,000		IDEX Corporation	$3,877,500
137,500		Illinois Tool Works, Inc.	6,111,875
55,000		Lockheed Martin Corporation	6,031,850
222,000	*	Mobile Mini, Inc.	4,291,260
90,000		Northrop Grumman Corporation	5,448,600
142,888	*	PGT, Inc.	432,951
100,000	*	Pinnacle Airlines Corporation	398,000
300,100		TAL International Group, Inc.	6,248,082
150,000		Textainer Group Holdings, Ltd.	2,278,500
100,000		Tyco International, Ltd.	3,502,000
145,000		United Technologies Corporation	8,708,700

			110,356,539

		Information Technology—16.9%
45,000	*	CACI International, Inc. – Class “A”	2,254,500
400,000	*	Cisco Systems, Inc.	9,024,000
205,000	*	Electronics for Imaging, Inc.	2,855,650
371,000	*	EMC Corporation	4,437,160
300,000	*	Entrust, Inc.	645,000
190,000		Harris Corporation	8,778,000
140,000		Hewlett-Packard Company	6,473,600
185,000		Intel Corporation	3,465,050
115,000		International Business Machines Corporation	13,450,400
200,000	*	Macrovision Solutions Corporation	3,076,000
400,000		Microsoft Corporation	10,676,000
127,500	*	NCI, Inc. – Class “A”	3,631,200
275,000		Nokia Corporation – Class “A” (ADR)	5,128,750
255,000	*	Parametric Technology Corporation	4,692,000
160,000		QUALCOMM, Inc.	6,875,200
89,900	*	SI International, Inc.	2,701,495
375,000	*	Symantec Corporation	7,342,500
375,000	*	TIBCO Software, Inc.	2,745,000
70,000		Tyco Electronics, Ltd.	1,936,200
85,000	*	ValueClick, Inc.	869,550
150,000		Western Union Company	3,700,500
91,900	*	Wright Express Corporation	2,716,564
200,000		Xilinx, Inc.	4,690,000

			112,164,319

74

Shares or
Principal
Amount		Security		Value

		Materials—4.7%
200,000		Celanese Corporation – Series “A”		$5,582,000
70,000		Freeport-McMoRan Copper & Gold, Inc.		3,979,500
135,000		Lubrizol Corporation		5,823,900
70,000		PPG Industries, Inc.		4,082,400
65,000		Praxair, Inc.		4,663,100
235,000		RPM International, Inc.		4,544,900
150,000		Temple-Inland, Inc.		2,289,000

				30,964,800

		Telecommunication Services—2.3%
240,000		AT&T, Inc.		6,700,800
265,000		Verizon Communications, Inc.		8,503,850

				15,204,650

		Utilities—.8%
115,400		Atmos Energy Corporation		3,071,948
50,000		Consolidated Edison, Inc.		2,148,000

				5,219,948

Total Value of Common Stocks (cost $601,474,736)				652,779,985

		SHORT-TERM INVESTMENTS—.9%
		Money Market Fund
$5,890	M	First Investors Cash Reserve Fund, 2.16% (cost $5,890,000)**		5,890,000

Total Value of Investments (cost $607,364,736)			99.1%	658,669,985
Other Assets, Less Liabilities			.9	5,852,012

Net Assets			100.0%	$664,521,997

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

Summary of Abbreviations:
ADR American Depositary Receipts
REIT Real Estate Investment Trust

See notes to financial statements	75

Portfolio Manager’s Letter
GLOBAL FUND

Dear Investor:

This is the annual report for the First Investors Global Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –25.4% for Class A shares and –25.9% for Class B shares, including dividends of 1.1 cents per share on Class A shares and capital gains distributions of $1.12 per share for both Class A and Class B shares.

Global equities fell sharply amid worldwide recession fears and a significant deterioration in both credit market conditions and investor confidence. While the roots of financial market uncertainty were largely U.S.-based, the impact was felt worldwide with losses in non-U.S. developed market shares, as well as emerging markets. Amid this backdrop, the Fund’s return modestly beat that of the MSCI All Country World Free Index. Within the Index, all regions struggled during the period. The Pacific Basin (excluding Japan) declined the most at –34%. The emerging markets followed closely falling 33%, the U.K. was down 31%, and developed Europe was down 30%. On a relative basis, Canada (–18%), the U.S. (–22%) and Japan (–27%) held up the best, albeit all were still down significantly.

Stock selection was solid across a number of sectors, particularly in the financials, energy and materials sectors. Within financials, the Fund’s outperformance relative to the MSCI All Country World Free Index was driven by its holdings in regional bank PNC Financial, whose shares gained on solid second quarter revenues and the sense that the regional banks were a safer haven within the financials sector. Shares of Capital One Financial also aided results as the company built reserves and raised capital, increasing its financial and strategic flexibility. In energy, shares of EOG Resources rose on strong production growth. In materials, Rio Tinto holdings gained on speculation that BHP Billiton would acquire the company. Security selection within the industrials, health care and utilities sectors detracted from results. Holdings in discount airline Ryanair hurt results as shares fell on rising fuel prices and a worsening outlook for the economy. French water and waste management company Veolia Environment saw shares decline sharply after disappointing earnings results, which were weighed down by an increase in fuel prices.

On a regional basis, holdings in the emerging markets and U.K. all contributed strongly to relative performance. Security selection within Europe (excluding the U.K.) detracted from relative results, as holdings in Nokia and UBS underperformed.

76

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Nicolas Choumenkovitch
Portfolio Manager

October 31, 2008

77

Fund Expenses
GLOBAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$824.96	$7.80
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.45	$8.62

Expense Example – Class B Shares
Actual	$1,000.00	$823.62	$10.99
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,012.95	$12.13

*	Expenses are equal to the annualized expense ratio of 1.71% for Class A shares and 2.41% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

78

Cumulative Performance Information
GLOBAL FUND

Comparison of change in value of $10,000 investment in the First Investors Global Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) All Country World Free Index.

The graph compares a $10,000 investment in the First Investors Global Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the MSCI All Country World Free Index (the “Index”). The Index represents both the developed and the emerging markets. The Index includes 48 countries of which 25 are emerging markets. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year and Five Years and Ten Years would have been (29.76%) and 6.02%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year and Five Years would have been (28.49%) and 6.21%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

79

Portfolio of Investments
GLOBAL FUND
September 30, 2008

Shares		Security	Value

		COMMON STOCKS—94.0%
		United States—44.7%
49,215		Abbott Laboratories	$2,833,800
22,400		Accenture, Ltd. – Class “A”	851,200
16,765		ACE, Ltd.	907,489
27,700	*	Akamai Technologies, Inc.	483,088
11,275		Alcoa, Inc.	254,589
24,000	*	Amdocs, Ltd.	657,120
50,970		American Electric Power Company, Inc.	1,889,968
37,900	*	Amgen, Inc.	2,246,333
37,555		Apache Corporation	3,916,235
2,900	*	Apple, Inc.	329,614
32,400		Assured Guaranty, Ltd.	526,824
114,140		AT&T, Inc.	3,186,789
78,745		Bank of America Corporation	2,756,075
12,520	*	BMC Software, Inc.	358,448
21,400		Broadcom Corporation – Class “A”	398,682
43,725		Capital One Financial Corporation	2,229,975
25,315		Caterpillar, Inc.	1,508,774
15,070		Chesapeake Energy Corporation	540,410
132,125	*	Cisco Systems, Inc.	2,980,740
80,850		Citigroup, Inc.	1,658,234
103,080		Corning, Inc.	1,612,171
65,825	*	Coventry Health Care, Inc.	2,142,604
27,485		Covidien, Ltd.	1,477,594
14,600		CVS Caremark Corporation	491,436
10,990		Eli Lilly & Company	483,890
169,190	*	EMC Corporation	2,023,512
20,460		EOG Resources, Inc.	1,830,352
25,180		Exelon Corporation	1,576,772
16,430		ExxonMobil Corporation	1,275,954
26,560		Freeport-McMoRan Copper & Gold, Inc.	1,509,936
117,845		General Electric Company	3,005,048
20,300	*	Genzyme Corporation	1,642,067
8,760		Goldman Sachs Group, Inc.	1,121,280
1,995	*	Google, Inc. – Class “A”	799,037
18,700		Graco, Inc.	665,907
21,800	*	Gymboree Corporation	773,900
13,616		Halliburton Company	441,022
36,900	*	Hercules Offshore, Inc.	559,404
6,300		Hess Corporation	517,104
72,755		Hewlett-Packard Company	3,364,191

80

Shares		Security	Value

		United States (continued)
30,100		Honeywell International, Inc.	$1,250,655
38,700		Intel Corporation	724,851
13,095		International Business Machines Corporation	1,531,591
32,425		Invesco PLC	680,277
68,695		JPMorgan Chase & Company	3,208,057
84,570	*	Kohl’s Corporation	3,896,986
8,955		Lockheed Martin Corporation	982,095
13,315		Manpower, Inc.	574,675
41,645		Marathon Oil Corporation	1,660,386
9,900	*	McDermott International, Inc.	252,945
57,165		Medtronic, Inc.	2,863,967
22,810		Merck & Company, Inc.	719,884
114,955		Microsoft Corporation	3,068,149
33,900	*	National Oilwell Varco, Inc.	1,702,797
24,325	*	NII Holdings, Inc.	922,404
13,200		NIKE, Inc. – Class “B”	883,080
7,900		Noble Corporation	346,810
11,200		Noble Energy, Inc.	622,608
111,540	*	Oracle Corporation	2,265,377
37,700		PepsiCo, Inc.	2,686,879
64,670		Philip Morris International, Inc.	3,110,627
15,095		PNC Financial Services Group, Inc.	1,127,597
17,045		Precision Castparts Corporation	1,342,805
40,050		Procter & Gamble Company	2,791,084
18,100		QUALCOMM, Inc.	777,757
46,510		Schering-Plough Corporation	859,040
22,300		Simon Property Group, Inc. (REIT)	2,163,100
23,000		St. Mary Land & Exploration Company	819,950
17,000	*	St. Jude Medical, Inc.	739,330
67,020		Staples, Inc.	1,507,950
12,000	*	Terex Corporation	366,240
4,000	*	Thomas & Betts Corporation	156,280
15,628		Transocean, Inc.	1,716,580
13,500	*	Ultra Petroleum Corporation	747,090
1,600		Union Pacific Corporation	113,856
86,995		UnitedHealth Group, Inc.	2,208,803
14,700		W.R. Berkley Corporation	346,185
42,370		Wal-Mart Stores, Inc.	2,537,539
21,600	*	WellPoint, Inc.	1,010,232
82,615		Western Union Company	2,038,112

			115,152,198

81

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2008

Shares		Security	Value

		United Kingdom—11.7%
39,059		AstraZeneca PLC	$1,713,611
127,912		BG Group PLC	2,325,803
138,339		BHP Billiton PLC	3,142,042
141,772		British Airways PLC	433,638
108,577		British Land Company PLC	1,468,337
257,600		HSBC Holdings PLC	4,178,270
69,680		Imperial Tobacco Group PLC	2,242,550
62,763		Reckitt Benckiser PLC	3,050,907
134,797		SABMiller PLC	2,638,655
171,996		Smith & Nephew PLC	1,821,211
51,114		Standard Chartered PLC	1,260,932
1,443,776		Vodafone Group PLC	3,196,704
158,974		Wolseley PLC	1,204,716
45,075		Xstrata PLC	1,408,368

			30,085,744

		Japan—7.3%
17,700		Astellas Pharma, Inc.	745,071
72,450		Canon, Inc.	2,751,558
57,300		Denso Corporation	1,407,960
353		East Japan Railway Company	2,637,257
24,600		Eisai Company, Ltd.	962,349
25,000		Honda Motor Company, Ltd.	759,676
1,106		Japan Tobacco, Inc.	4,176,069
77,000		Mitsubishi Estate Company, Ltd.	1,520,012
465		Sumitomo Mitsui Banking Corporation, Inc.	2,920,612
180,000		Toshiba Corporation	786,432

			18,666,996

		Switzerland—6.6%
54,800		ABB Ltd. (ADR)	1,063,120
48,811		Julius Baer Holding, Ltd. AG – Registered	2,433,779
99,333		Nestle SA – Registered	4,304,222
20,259		Roche Holding AG – Genusscheine	3,179,727
17,814		Synthes, Inc.	2,470,914
206,800	*	UBS AG – Registered	3,544,017

			16,995,779

82

Shares	Security	Value

	France—5.4%
25,646	BNP Paribas SA	$2,442,629
5,972	Essilor International SA	297,607
112,086	France Telecom SA	3,136,939
27,972	Groupe Danone	1,979,671
26,728	L’Oreal SA	2,616,784
26,172	Campagnie Generale des Etablissement Michelin – Class “B”	1,691,432
20,523	Societe Generale	1,839,452

		14,004,514

	Germany—4.3%
18,591	Allianz AG	2,555,774
25,501	Deutsche Boerse AG	2,356,460
31,029	E.ON AG	1,572,426
44,682	SAP AG	2,372,503
23,732	Siemens AG	2,227,176

		11,084,339

	Canada—3.3%
14,490	Agrium, Inc.	812,599
47,200	Brookfield Asset Management, Inc. – Class ‘A’	1,294,093
27,300	Canadian Imperial Bank of Commerce	1,584,797
37,300	Canadian Natural Resources, Ltd.	2,551,570
3,500	Potash Corporation of Saskatchewan, Inc.	462,035
132,100	Talisman Energy, Inc.	1,907,200

		8,612,294

	Netherlands—2.2%
130,286	Aegon NV	1,150,103
47,949	ASML Holding NV	836,111
150,683	Koninklijke (Royal) KPN NV	2,171,290
52,328	Unilever NV	1,469,682

		5,627,186

	Finland—1.5%
35,098	Fortum OYJ	1,175,230
27,100	Nokia Corporation – Class “A” (ADR)	505,415
119,611	Nokia OYJ	2,225,929

		3,906,574

83

Portfolio of Investments (continued)
GLOBAL FUND
September 30, 2008

Shares		Security	Value

		Israel—1.0%
54,500		Teva Pharmaceutical Industries, Ltd. (ADR)	$2,495,555

		South Africa—.8%
56,455		Impala Platinum Holdings, Ltd.	1,152,961
67,820		MTN Group, Ltd.	957,360

			2,110,321

		Brazil—.8%
8,200		Banco Bradesco SA (ADR)	132,020
46,375		Banco Itau Holding Financeira SA (ADR)	811,562
16,020		Companhia Vale do Rio Doce (ADR)	306,783
17,400		Petroleo Brasileiro SA (ADR)	764,730

			2,015,095

		Taiwan—.7%
200,800		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,881,496

		Austria—.7%
41,509		OMV AG	1,745,698

		China—.6%
438,000		China Life Insurance Company, Ltd.	1,631,812

		Spain—.6%
57,653		Banco Bilbao Vizcaya Argentaria SA	930,207
45,670		Banco Santander SA	683,259

			1,613,466

		Hong Kong—.6%
1,042,888		Shangri-La Asia, Ltd.	1,494,198

		Denmark—.4%
21,250		Novo Nordisk A/S – Series “B”	1,099,201

		Ireland—.3%
38,300	*	Ryanair Holdings PLC (ADR)	859,069

		India—.2%
15,900		Infosys Technologies, Ltd. (ADR)	529,629

		Norway—.1%
8,570		Yara International ASA	303,079

84

Shares or
Principal
Amount		Security		Value
		Qatar—.1%
45,000		Commercial Bank of Qatar (GDR) (a)		$247,500

		South Korea—.1%
1,908		LG Electronics, Inc.		176,545

Total Value of Common Stocks (cost $261,881,022)				242,338,288

		SHORT-TERM INVESTMENTS—5.2%
		Money Market Fund
$13,310	M	First Investors Cash Reserve Fund, 2.16% (cost $13,310,000) **		13,310,000
Total Value of Investments (cost $275,191,022)			99.2%	255,648,288
Other Assets, Less Liabilities			.8	1,970,507

Net Assets			100.0%	$257,618,795

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

(a) Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 4).

Summary of Abbreviations:
ADR American Depositary Receipts
GDR Global Depositary Receipts
REIT Real Estate Investment Trust

See notes to financial statements	85

Portfolio Manager’s Letter

SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Select Growth Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –23.8% for Class A shares and –24.4% for Class B shares, including capital gains distributions of $1.42 per share for both Class A and Class B shares.

The Fund’s performance was driven principally by the financial crisis that unfolded over the year. Reacting to historic levels of economic turbulence and interventions by the Federal Reserve and U.S. Treasury, investors focused on stocks perceived to have relatively low downside risk. The best performing stocks during the reporting period were therefore those with low beta, high dividend yield and high earnings quality. By contrast, stocks that were projected to have better than expected earnings, usually among the best performers in most economic and stock market environments, were among the worst performers during the period.

The Fund’s underperformance relative to the Russell 3000 Growth Index was attributable to stock selection in the consumer discretionary sector. The worst performing consumer discretionary stocks during the year were Tempur-Pedic International, Big Lots, Fossil and ITT Educational Services. These four stocks accounted for all of the negative relative performance in the sector.

The Fund’s energy and information technology holdings also detracted from performance, while financials aided relative performance during the reporting period. UnionBanCal and JP Morgan Chase were the best performers in this group.

The Fund maintained a diverse market capitalization allocation during the year, ending with 52% large cap, 34% mid cap and 14% small cap, according to Lipper’s market capitalization ranges.

Thank you for placing your trust in First Investors. We appreciate the opportunity to serve your investment needs.

Sincerely,

Portfolio Manager

October 31, 2008

86

Fund Expenses
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$892.00	$7.00
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.60	$7.47

Expense Example – Class B Shares
Actual	$1,000.00	$889.05	$10.30
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.10	$10.98

*	Expenses are equal to the annualized expense ratio of 1.48% for Class A shares and 2.18% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

87

Cumulative Performance Information
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Select Growth Fund (Class A shares) and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Select Growth Fund (Class A shares) beginning 10/25/00 (inception date) with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During some of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Total Return Since Inception would have been (2.90%) . The Class B “S.E.C. Standardized” Total Return for Since Inception would have been (2.86%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 3000 Growth Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

88

Portfolio of Investments (continued)
SELECT GROWTH FUND
September 30, 2008

Shares		Security	Value

		COMMON STOCKS—98.3%
		Consumer Discretionary—10.5%
176,300	*	Aeropostale, Inc.	$5,660,993
96,900	*	Apollo Group, Inc. – Class “A”	5,746,170
178,100		Guess?, Inc.	6,196,099
96,200		McDonald’s Corporation	5,935,540

			23,538,802

		Consumer Staples—8.9%
115,400		Church & Dwight Company, Inc.	7,165,186
87,750		Colgate-Palmolive Company	6,611,962
105,600		Wal-Mart Stores, Inc.	6,324,384

			20,101,532

		Energy—9.8%
54,400		ExxonMobil Corporation	4,224,704
46,850		Hess Corporation	3,845,448
80,900	*	National-Oilwell Varco, Inc.	4,063,607
69,450		Noble Energy, Inc.	3,860,725
86,600		Occidental Petroleum Corporation	6,100,970

			22,095,454

		Financials—12.2%
96,600		Assurant, Inc.	5,313,000
117,070		JPMorgan Chase & Co.	5,467,169
408,155		KeyCorp	4,873,371
170,600	*	NASDAQ OMX Group, Inc.	5,215,242
198,600		Raymond James Financial, Inc.	6,549,828

			27,418,610

		Health Care—19.1%
90,400		Becton, Dickinson & Company	7,255,504
75,000	*	Cephalon, Inc.	5,811,750
84,900	*	Express Scripts, Inc.	6,267,318
21,920	*	Intuitive Surgical, Inc.	5,282,282
190,900		Omnicare, Inc.	5,492,193
133,000	*	OSI Pharmaceuticals, Inc.	6,555,570
110,300	*	Varian Medical Systems, Inc.	6,301,439

			42,966,056

89

Portfolio of Investments (continued)ontinued)
SELECT GROWTH FUND
September 30, 2008

Shares or
Principal
Amount			Security		Value

			Industrials—13.6%
108,600		*	AGCO Corporation		$4,627,446
81,100			Danaher Corporation		5,628,340
129,200			Dover Corporation		5,239,060
80,900		*	Jacobs Engineering Group, Inc.		4,393,679
84,500			Norfolk Southern Corporation		5,594,745
86,000			United Technologies Corporation		5,165,160

					30,648,430

			Information Technology—19.8%
122,470			Amphenol Corporation – Class “A”		4,915,946
181,700		*	BMC Software, Inc.		5,202,071
152,300			Hewlett-Packard Company		7,042,352
56,000			International Business Machines Corporation		6,549,760
236,051		*	Juniper Networks, Inc.		4,973,595
259,950			National Semiconductor Corporation		4,473,739
365,000		*	Parametric Technology Corporation		6,716,000
111,700			QUALCOMM, Inc.		4,799,749

					44,673,212

			Materials—2.4%
101,800			Sigma-Aldrich Corporation		5,336,356

			Utilities—2.0%
67,900			FirstEnergy Corporation		4,548,621

Total Value of Common Stocks (cost $229,193,447)					221,327,073

			SHORT-TERM INVESTMENTS—2.3%
			Money Market Fund
$5,150	M		First Investors Cash Reserve Fund, 2.16% (cost $5,150,000)**		5,150,000

Total Value of Investments (cost $234,343,447)				100.6%	226,477,073
Excess of Liabilities Over Other Assets				(.6)	(1,285,608)

Net Assets				100.0%	$225,191,465

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

90	See notes to financial statements

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Opportunity Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –19.4% for Class A shares and –20.0% for Class B shares, including dividends of 14.1 cents per share and capital gains distributions of $2.66 per share for both Class A and Class B shares.

Effective January 31, 2008, the First Investors Mid-Cap Opportunity Fund was renamed the First Investors Opportunity Fund. The Fund continues to invest primarily in mid-cap stocks as defined in the prospectus. The name change was designed to provide the Fund with additional flexibility to invest outside of its primary market capitalization range.

On a relative basis, the Fund underperformed its benchmark, the S&P 400 MidCap Index, due to stock selection in the financials and industrials sectors. In financials, community banks such as Zions Bancorp and Sovereign Bancorp underperformed due to the crisis caused by declining construction loans and residential mortgages. In industrials, engineering and construction firm Chicago Bridge & Iron suffered after two large projects — one in Wales and one in Texas — ran significantly over budget.

Among positive contributors to relative performance were the Fund’s stock selections in health care, software and life sciences. Shares of generic drug maker Barr Pharmaceuticals were a key contributor due to a takeover offer. Also, the Fund’s decision to avoid HMOs ahead of the election cycle was timely. Virtually every publicly traded HMO faced stronger than anticipated cost trends. Within software, strength came from enterprise-focused companies. For example, Open Text, which gives large companies the ability to easily find e-mails and documents for legal compliance, saw demand for its products increase substantially. Similarly, Sybase, which sells database software that helps financial institutions quickly analyze problem loans, saw increased demand during the financial crisis. In life sciences, Express Scripts, a pharmacy ben-efit manager, and Gilead, a biotechnology firm targeting drugs for HIV/AIDS, both reported strong earnings after prescription sales trends increased.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Steven S. Hill
Portfolio Manager

October 31, 2008

Edwin D. Miska
Portfolio Manager and
Director of Equities,
First Investors Management Company, Inc.

91

Fund Expenses
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$903.35	$6.66
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.00	$7.06

Expense Example – Class B Shares
Actual	$1,000.00	$899.92	$9.97
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.50	$10.58

*	Expenses are equal to the annualized expense ratio of 1.40% for Class A shares and 2.10%
for Class B shares, multiplied by the average account value over the period, multiplied by
183/366 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

92

Cumulative Performance Information
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Opportunity Fund (Class A shares) and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Opportunity Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the midrange sector of the U.S. stock market. As of 9/30/08 the median market capitalization is approximately $2.18 billion. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25%). The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 5.93% and 7.43%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for Five Years and Ten Years would have been 6.13% and 7.53%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Standard & Poor’s MidCap 400 Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

93

Portfolio of Investments
OPPORTUNITY FUND
September 30, 2008

Shares		Security	Value

		COMMON STOCKS—96.1%
		Consumer Discretionary—13.8%
170,000		BorgWarner, Inc.	$5,570,900
220,000		Brown Shoe Company, Inc.	3,603,600
45,000	*	CEC Entertainment, Inc.	1,494,000
225,000		Cinemark Holdings, Inc.	3,060,000
142,500	*	Coach, Inc.	3,568,200
170,000	*	Jack in the Box, Inc.	3,587,000
295,000	*	Morgans Hotel Group Company	3,218,450
50,000		Nordstrom, Inc.	1,441,000
65,000		Polo Ralph Lauren Corporation – Class “A”	4,331,600
165,000	*	Red Robin Gourmet Burgers, Inc.	4,422,000
493,400		Stewart Enterprises, Inc. – Class “A”	3,878,124
117,500		Tiffany & Company	4,173,600
225,000	*	Warnaco Group, Inc.	10,190,250
150,000		Wolverine World Wide, Inc.	3,970,500

			56,509,224

		Consumer Staples—6.4%
245,000	*	Dean Foods Company	5,723,200
320,000		Nu Skin Enterprises, Inc. – Class “A”	5,190,400
85,500		Philip Morris International, Inc.	4,112,550
180,000		Safeway, Inc.	4,269,600
375,000		Sara Lee Corporation	4,736,250
72,980		Tootsie Roll Industries, Inc.	2,109,852

			26,141,852

		Energy—8.2%
280,000	*	Cal Dive International, Inc.	2,968,000
47,500		EOG Resources, Inc.	4,249,350
33,000		Hess Corporation	2,708,640
90,000	*	National-Oilwell Varco, Inc.	4,520,700
100,000	*	Plains Exploration & Production Company	3,516,000
225,000		Talisman Energy, Inc.	3,199,500
45,000	*	Transocean, Inc.	4,942,800
160,500	*	Weatherford International, Ltd.	4,034,970
70,000		XTO Energy, Inc.	3,256,400

			33,396,360

94

Shares		Security	Value

		Financials—10.4%
40,000		City National Corporation	$2,172,000
130,000		Discover Financial Services	1,796,600
150,000		Douglas Emmett, Inc. (REIT)	3,460,500
32,500		Federal Realty Investment Trust (REIT)	2,782,000
75,000		Financial Select Sector SPDR Fund	1,484,250
115,000		HCP, Inc. (REIT)	4,614,950
175,000		Lazard, Ltd. – Class “A”	7,483,000
125,000		Nasdaq OMX Group, Inc.	3,821,250
220,000		NewAlliance Bancshares, Inc.	3,306,600
105,000		Protective Life Corporation	2,993,550
190,000		Sovereign Bancorp, Inc.	750,500
235,000		Sunstone Hotel Investors, Inc. (REIT)	3,172,500
195,000		Waddell & Reed Financial, Inc. – Class “A”	4,826,250

			42,663,950

		Health Care—15.5%
50,000	*	Alpharma, Inc. – Class “A”	1,844,500
140,000	*	Barr Pharmaceuticals, Inc.	9,142,000
80,000		Beckman Coulter, Inc.	5,679,200
145,000	*	Community Health Systems, Inc.	4,249,950
185,000		DENTSPLY International, Inc.	6,944,900
380,000	*	Exelixis, Inc.	2,310,400
75,000	*	Gilead Sciences, Inc.	3,418,500
75,000	*	Laboratory Corporation of America Holdings	5,212,500
75,000		McKesson Corporation	4,035,750
165,000	*	PSS World Medical, Inc.	3,217,500
177,800	*	Psychiatric Solutions, Inc.	6,747,510
120,000	*	St. Jude Medical, Inc.	5,218,800
95,000	*	Thermo Fisher Scientific, Inc.	5,225,000

			63,246,510

		Industrials—13.9%
176,800	*	AAR Corporation	2,933,112
100,000	*	Allied Waste Industries, Inc.	1,111,000
135,000		Armstrong World Industries, Inc.	3,901,500
65,000		Avery Dennison Corporation	2,891,200
159,500		Baldor Electric Company	4,595,195
190,900		Chicago Bridge & Iron Company NV – NY Shares	3,672,916
110,000		Dover Corporation	4,460,500
130,200	*	Esterline Technologies Corporation	5,154,618
115,000		Harsco Corporation	4,276,850

95

Portfolio of Investments (continued)
OPPORTUNITY FUND
September 30, 2008

Shares		Se curity	Value

		Industrials (continued)
170,000		IDEX Corporation	$5,273,400
115,000		J.B. Hunt Transport Services, Inc.	3,837,550
55,000		Manpower, Inc.	2,373,800
202,500	*	Mobile Mini, Inc.	3,914,325
110,000		Rolls-Royce Group PLC (ADR)	3,298,845
92,800		Roper Industries, Inc.	5,285,888

			56,980,699

		Information Technology—13.2%
15,000	*	CACI International, Inc. – Class “A”	751,500
140,000	*	Electronics for Imaging, Inc.	1,950,200
85,000	*	Fiserv, Inc.	4,022,200
145,000		Harris Corporation	6,699,000
160,000		Intersil Corporation – Class “A”	2,652,800
210,000	*	Intuit, Inc.	6,638,100
235,000	*	Macrovision Solutions Corporation	3,614,300
55,000	*	Mettler-Toledo International, Inc.	5,390,000
80,000	*	Open Text Corporation	2,766,400
65,000	*	Parametric Technology Corporation	1,196,000
255,000	*	Sybase, Inc.	7,808,100
282,725	*	Symantec Corporation	5,535,756
250,000		Technology Select Sector SPDR Fund	4,917,500

			53,941,856

		Materials—6.4%
142,500		Agrium, Inc.	7,991,400
72,500		Allegheny Technologies, Inc.	2,142,375
44,000		Freeport-McMoRan Copper & Gold, Inc.	2,501,400
110,000		Lubrizol Corporation	4,745,400
63,500		Praxair, Inc.	4,555,490
80,000		Sigma-Aldrich Corporation	4,193,600

			26,129,665

		Telecommunication Services—2.1%
250,000		Frontier Communications Corporation	2,875,000
215,000		Holdings Corporation	5,781,350

			8,656,350

96

Shares or
Principal
Amount		Security	Value

		Utilities—6.2%
111,000		AGL Resources, Inc.	$3,483,180
110,000		California Water Service Group	4,235,000
100,000		Equitable Resources, Inc.	3,669,000
160,200		Portland General Electric Company	3,790,332
125,000		SCANA Corporation	4,866,250
120,000		Wisconsin Energy Corporation	5,388,000

			25,431,762

Total Value of Common Stocks (cost $370,268,464)			393,098,228

		SHORT-TERM INVESTMENTS—3.2%
		Money Market Fund
$12,900	M	First Investors Cash Reserve Fund, 2.16% (cost $12,900,000)**	12,900,000

Total Value of Investments (cost $383,168,464)		99.3%	405,998,228
Other Assets, Less Liabilities		.7	3,036,460

Net Assets		100.0%	$409,034,688

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

Summary of Abbreviations
ADR American Depositary Receipts
REIT Real Estate Investment Trust

See notes to financial statements	97

Portfolio Managers’ Letter
SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –12.7% for Class A shares and –13.3% for Class B shares, including capital gains distributions of $1.22 per share for both Class A and Class B shares.

This reporting period was very difficult for the financial markets, as the problems arising from subprime mortgages spread into other asset classes, and developed into a full-blown credit crisis. There was a general decline in stock prices during the period, with many stocks hitting new lows. The Fund outperformed the Russell 2000 Index during the year due to strength in the Fund’s industrials and consumer staples holdings.

In the industrials sector, Kansas City Southern, the U.S. railroad with extensive operations in Mexico, and Woodward Governor, which makes components for aircraft engines, both contributed positively to absolute performance. In the consumer staples sector, Flowers Food, the baked goods company, Church & Dwight, the owner of Arm & Hammer, and food marketer and manufacturer J.M. Smucker all produced positive absolute returns.

Offsetting these positive returns was the Fund’s investment in the utilities sector, where the Fund’s holding in wholesale power provider Dynegy hurt relative performance.

The government has taken many steps in an effort to stem the panic that engulfed the markets in late September, by infusing capital directly into banks and employing various interventions in the short-term capital markets to ensure the smooth flowing of credit throughout the banking system.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Jason Ronovech
Portfolio Manager

October 31, 2008

Jonathan S. Vyorst
Portfolio Manager

98

Fund Expenses
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$973.43	$7.35
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.40	$7.52

Expense Example – Class B Shares
Actual	$1,000.00	$970.04	$10.79
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,014.05	$11.03

*	Expenses are equal to the annualized expense ratio of 1.49% for Class A shares and 2.19% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

99

Cumulative Performance Information
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 9/30/98 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02, the maximum sales charge was 6.25% . The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (17.80%), 6.57% and 4.21%, respectively. The Class B “S.E.C. Standardized” Average Annual Total Return for One Year, Five Years and Ten Years would have been (16.65%), 6.78% and 4.25%, respectively. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

100

Portfolio of Investments
SPECIAL SITUATIONS FUND
September 30, 2008

Shares		Security	Value

		COMMON STOCKS—88.1%
		Consumer Discretionary—13.2%
249,400	*	AnnTaylor Stores Corporation	$5,147,616
353,600		Callaway Golf Company	4,975,152
171,200	*	Goodyear Tire & Rubber Company	2,621,072
193,000		Interactive Data Corporation	4,867,460
328,300		Penske Automotive Group, Inc.	3,765,601
129,500		PetSmart, Inc.	3,199,945
161,400		Phillips Van-Heusen Corporation	6,118,674
313,000		Regal Entertainment Group – Class “A”	4,939,140

			35,634,660

		Consumer Staples—7.2%
73,950		Church & Dwight Company, Inc.	4,591,556
190,500		Flowers Foods, Inc.	5,593,080
130,400		Hormel Foods Corporation	4,730,912
91,100		J. M. Smucker Company	4,617,859

			19,533,407

		Energy—3.3%
85,300	*	Denbury Resources, Inc.	1,624,112
111,600	*	Plains Exploration & Production Company	3,923,856
39,500		St. Mary Land & Exploration Company	1,408,175
28,500	*	Whiting Petroleum Corporation	2,030,910

			8,987,053

		Financials—12.5%
15,914	*	Alleghany Corporation	5,808,610
198,600		American Financial Group, Inc.	5,858,700
789,600		Anworth Mortgage Asset Corporation (REIT)	4,674,432
170,900		Arthur J. Gallagher & Company	4,385,294
167,700		Harleysville Group, Inc.	6,339,060
687,300		MFA Mortgage Investments, Inc. (REIT)	4,467,450
73,900		Wilmington Trust Corporation	2,130,537

			33,664,083

101

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
September 30, 2008

Shares		Security	Value

		Health Care—14.4%
226,800	*	Endo Pharmaceuticals Holdings, Inc.	$4,536,000
138,300	*	Invitrogen Corporation	5,227,740
244,500	*	K-V Pharmaceutical Company – Class “A”	5,552,595
127,100	*	Lincare Holdings, Inc.	3,824,439
135,500	*	Magellan Health Services, Inc.	5,563,630
214,352		PerkinElmer, Inc.	5,352,369
113,400		STERIS Corporation	4,261,572
95,300		West Pharmaceutical Services, Inc.	4,652,546

			38,970,891

		Industrials—12.4%
92,500		Alexander & Baldwin, Inc.	4,072,775
43,200	*	Alliant Techsystems, Inc.	4,058,208
51,700		Carlisle Companies, Inc.	1,549,449
109,600		Curtiss-Wright Corporation	4,981,320
41,900		Deluxe Corporation	602,941
334,500		Interface, Inc. – Class “A”	3,803,265
129,027		Kansas City Southern, Inc.	5,723,638
73,000		Pentair, Inc.	2,523,610
90,800		Robbins & Myers, Inc.	2,808,444
97,100		Woodward Governor Company	3,424,717

			33,548,367

		Information Technology—16.1%
191,250	*	Avnet, Inc.	4,710,488
314,500		AVX Corporation	3,204,755
96,800	*	Cabot Microelectronics Corporation	3,105,344
106,020	*	Checkpoint Systems, Inc.	1,995,296
495,000	*	Compuware Corporation	4,796,550
281,400	*	Convergys Corporation	4,159,092
370,700	*	Epicor Software Corporation	2,924,823
193,200		Fair Isaac Corporation	4,455,192
206,100	*	Sybase, Inc.	6,310,782
135,300	*	Varian Semiconductor Equipment Associates, Inc.	3,398,736
269,400	*	Verigy, Ltd.	4,385,832

			43,446,890

102

Shares or
Principal
Amount			Security		Value

			Materials—2.6%
109,000			AptarGroup, Inc.		$4,262,990
67,700			Innospec, Inc.		816,462
102,300		*	RTI International Metals, Inc.		2,000,988

					7,080,440

			Telecommunication Services—3.1%
330,700		*	Premiere Global Services, Inc.		4,649,642
102,675			Telephone & Data Systems, Inc. – Special Shares		3,686,032

					8,335,674

			Utilities—3.3%
264,700			CMS Energy Corporation		3,300,809
362,600		*	Dynegy, Inc. – Class “A”		1,298,108
184,800			Portland General Electric Company		4,372,368

					8,971,285

Total Value of Common Stocks (cost $235,606,022)					238,172,750

			SHORT-TERM INVESTMENTS—12.6%
			Money Market Fund
$34,010	M		First Investors Cash Reserve Fund, 2.16% (cost $34,010,000)**		34,010,000

Total Value of Investments (cost $269,616,022)				100.7%	272,182,750
Excess of Liabilities Over Other Assets				(.7)	(1,805,625)

Net Assets				100.0%	$270,377,125

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

Summary of Abbreviations:
REIT Real Estate Investment Trust

See notes to financial statements	103

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors International Fund for the fiscal year ended September 30, 2008. During the period, the Fund’s return on a net asset value basis was –26.4% for Class A shares and –26.9% for Class B shares, including capital gains distributions of 31.9 cents per share on both Class A and Class B shares.

The fund outperformed the MSCI EAFE Index by more than four percentage points during the reporting period, though absolute returns were still significantly negative. The Fund’s holdings in the United Kingdom, Switzerland and Brazil made strong positive contributions to relative performance during the period. Among the top individual contributors were Nestlé, the Swiss consumer product company, and Kuehne & Nagel International, a Swiss logistics services company. Although the portfolio was underweight in the financials sector, Banco Itau Holdings Financeira SA, a Brazilian financial company, also contributed positively to performance. In addition, sector allocation aided performance. The Fund was significantly overweight in consumer staples, as companies in this sector continued to meet our investment criteria. The sector made a strong positive contribution to relative performance during the period. The Fund continues to like financials in emerging countries. Unlike financial companies in Western markets, those in emerging countries tend to have heavily regulated banking systems.

The Fund looks for attractive investment opportunities in all foreign markets, including developed and emerging markets. At the end of the reporting period, the Fund held 18.5% of its assets in emerging markets, a significant overweight position compared to the MSCI EAFE Index. Most emerging countries currently do not have the structural issues apparent in the U.S. and Europe, including struggling financial systems, high levels of consumer debt and lack of liquidity. Instead, emerging countries face cyclical issues created by global weakness. While they will be affected by a worldwide slowdown, domestic demand for infrastructure and consumer goods should continue to fuel growth.

While its greatest allocation is to large-cap stocks, the Fund invests in companies of any size. At the end of the reporting period, the Fund held 75.4% of its assets in large caps, 17.2% in mid caps and 1.8% in small caps, based on Lipper’s market capitalization ranges.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

Rajiv Jain
Portfolio Manager

October 31, 2008

Fund Expenses
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(4/1/08)	(9/30/08)	(4/1/08-9/30/08)*
Expense Example – Class A Shares
Actual	$1,000.00	$797.98	$8.63
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,011.90	$10.08

Expense Example – Class B Shares
Actual	$1,000.00	$795.39	$11.76
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,011.90	$13.18

*	Expenses are equal to the annualized expense ratio of 1.92% for Class A shares and 2.62% for
Class B shares, multiplied by the average account value over the period, multiplied by 183/366
(to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2008, and are based on the total value of investments.

105

Cumulative Performance Information
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors International Fund (Class A shares) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors International Fund (Class A shares) beginning 6/27/06 (inception date) with a theoretical investment in the MSCI EAFE Index (Net) (the “Index”). The Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The Index is calculated on a total-return basis with net dividends reinvested. The Index is unmanaged and it is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/08) include the reinvestment of all dividends and distributions. “N.A.V. Only” returns are calculated without sales charges. The Class A “S.E.C. Standardized” returns shown are based on the maximum sales charge of 5.75%. The Class B “S.E.C. Standardized” returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (5.13%). The Class B “S.E.C. Standardized” Average Annual Total Return Since Inception would have been (4.48%). Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. MSCI EAFE Index (Net) figures are from Morgan Stanley & Co., Inc. and all other figures are from First Investors Management Company, Inc.

106

Portfolio of Investments
INTERNATIONAL FUND
September 30, 2008

Shares		Security	Value

		COMMON STOCKS—95.3%
		United Kingdom—23.3%
79,800		AMEC PLC	917,698
86,000		BG Group PLC	1,563,724
107,046		BHP Billiton PLC	2,431,296
191,731		British American Tobacco PLC	6,275,644
100,061		Diageo PLC	1,711,391
10,800		HSBC Holdings PLC (ADR)	872,964
94,012		Imperial Tobacco Group PLC	3,025,640
42,682		Reckitt Benckiser Group PLC	2,074,770
88,597		Standard Chartered PLC	2,185,601
1,500		Standard Chartered PLC	35,948
527,644		Tesco PLC	3,679,224
17,200		X strata PLC	537,414

			25,311,314

		India—9.7%
105,515	*	Bharti Airtel, Ltd.	1,789,686
40,205		HDFC Bank, Ltd. (ADR)	3,415,415
41,300		Housing Development Finance Corporation, Ltd.	1,920,707
6,900		Infosys Technologies, Ltd.	209,846
9,000		Infosys Technologies, Ltd. (ADR)	299,790
362,279		ITC, Ltd.	1,469,050
50,267		United Spirits, Ltd.	1,375,137

			10,479,631

		United States—7.0%
103,800		Philip Morris International, Inc.	4,992,780
23,200	*	Transocean, Inc.	2,548,288

			7,541,068

		Japan—6.9%
37,800		Mitsubishi Corporation	789,925
2,800		Nintendo Company, Ltd.	1,189,812
52,500		Secom Company, Ltd.	2,190,941
90,550		Tokio Marine Holdings, Inc.	3,330,385

			7,501,063

107

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2008

Shares	Security	Value

	Switzerland—6.3%
441	Lindt & Spruengli AG	$1,078,099
76,820	Nestle SA – Registered	3,328,706
15,738	Roche Holding AG – Genusscheine	2,470,138

		6,876,943

	Spain—6.3%
176,670	Enagas	3,801,172
60,500	Electrica Corporacion SA	3,073,856

		6,875,028

	Brazil—5.2%
128,975	Banco Itau Holding Financeira SA (ADR)	2,257,062
48,672	Petroleo Brasileiro SA – Petrobras (ADR)	2,139,134
55,030	Souza Cruz SA	1,284,067

		5,680,263

	Netherlands—4.4%
35,061	Core Laboratories NV	3,552,381
43,028	Unilever NV-CVA	1,208,482

		4,760,863

	Canada—4.2%
42,550	Canadian Natural Resources, Ltd.	2,910,705
39,241	Suncor Energy, Inc.	1,661,616

		4,572,321

	France—3.9%
14,020	Air Liquide SA	1,537,133
21,100	Essilor International SA	1,051,491
26,246	Total SA	1,590,878

		4,179,502

	Australia—3.6%
115,300	Coca-Cola Amatil, Ltd.	768,418
105,939	Incitec Pivot, Ltd.	423,672
58,105	Woolworths, Ltd.	1,277,587
56,322	W orleyParsons, Ltd.	1,390,533

		3,860,210

108

Shares	Security	Value
	Germany—2.9%
26,000	RWE AG	$2,489,699
7,500	Siemens AG – Registered	703,852
		3,193,551
	Netherlands Antilles—2.8%
1,600	Schlumberger, Ltd.	122,586
37,650	Schlumberger, Ltd. (ADR)	2,940,089
		3,062,675
	Mexico—2.5%
35,025	America Movil SAB de CV (ADR) – Series “L”	1,623,759
29,400	Fomento Economico Mexicano SAB de CV (ADR)	1,121,316
		2,745,075
	Hong Kong—1.7%
50,500	HSBC Holdings PLC	806,577
39,046	Jardine Matheson Holdings, Ltd.	1,020,055
		1,826,632
	Denmark—1.5%
31,637	Novo Nordisk A/S – Series “B”	1,636,491
	Norway—1.4%
167,860	Orkla ASA	1,534,957
	China—1.2%
1,167,247	CNOOC, Ltd.	1,311,365
	Italy—.5%
162,990	Maire Tecnimont SpA	577,008
Total Value of Common Stocks (cost $114,040,092)		103,525,960

109

Portfolio of Investments (continued)
INTERNATIONAL FUND
September 30, 2008

Principal
Amount		Security	Value

		SHORT-TERM INVESTMENTS—2.3%
		Money Market Fund
$2,450	M	First Investors Cash Reserve Fund, 2.16% (cost $2,450,000) **	$2,450,000

Total Value of Investments (cost $116,490,092)		97.6%	105,975,960
Other Assets, Less Liabilities		2.4	2,599,796

Net Assets		100.0%	$108,575,756

* Non-income producing

** Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at September 30, 2008 (see Note 2).

Summary of Abbreviations:
ADR American Depositary Receipts

110	See notes to financial statements

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111

Statements of Assets and Liabilities
FIRST INVESTORS INCOME FUNDS
September 30, 2008

	CASH			INVESTMENT
	MANAGEMENT		GOVERNMENT	GRADE	INCOME
Assets
Investments in securities:
Cost – Unaffiliated issuers	$234,838,478		$235,919,891	$300,984,740	$592,779,098	**
Cost – Affiliated money market fund (Note 2)	—		6,785,000	5,750,000	16,005,000
Total cost of investments	$234,838,478		$242,704,891	$306,734,740	$608,784,098

Value – Unaffiliated issuers (Note 1A)	$234,838,478		$235,306,372	$279,675,244	$486,239,061	**
Value – Affiliated money market fund (Note 2)	—		6,785,000	5,750,000	16,005,000
Total value of investments	234,838,478		242,091,372	285,425,244	502,244,061
Cash	2,140,928		105,177	174,210	116,311
Receivables:
Investment Securities sold	1,515,887		—	1,809,955	2,592,465
Interest and dividends	406,048		1,117,667	4,739,671	11,977,805
Shares sold	—		1,985,559	791,526	349,146
Other assets	32,896		35,613	11,147	255,292

Total Assets	238,934,237		245,335,388	292,951,753	517,535,080

Liabilities
Payables:
Investment securities purchased	—		4,670,030	5,800,954	1,019,093
Collateral for securities loaned (Note 1H)	—		—	—	39,873,072
Shares redeemed.	1,020,722		472,479	1,843,366	883,064
Dividends payable	50,570		92,565	156,564	703,861
Accrued advisory fees	91,535		121,885	145,806	306,235
Accrued shareholder servicing costs.	59,992		36,363	51,207	85,918
Accrued expenses	51,967		41,436	12,945	40,571

Total Liabilities	1,274,786		5,434,758	8,010,842	42,911,814

Net Assets	$237,659,451		$239,900,630	$284,940,911	$474,623,266
Net Assets Consist of:
Capital paid in	$237,659,451		$250,048,186	$339,067,531	$760,779,786
Undistributed net investment income (deficit)	—		100,547	(1,367,287)	1,811,639
Accumulated net realized loss on investments	—		(9,634,584)	(31,449,837)	(181,428,122)
Net unrealized depreciation in value of investments	—		(613,519)	(21,309,496)	(106,540,037)
Total	$237,659,451		$239,900,630	$284,940,911	$474,623,266

Net Assets:
Class A	$234,095,627		$228,289,483	$267,521,007	$459,576,626
Class B	$ 3,563,824		$ 11,611,147	$ 17,419,904	$ 15,046,640
Shares outstanding (Note 7):
Class A	234,095,627		21,215,694	32,506,311	187,402,103
Class B	3,563,824		1,079,214	2,118,952	6,140,286

Net asset value and redemption price per share — Class A	$ 1.00	#	$ 10.76	$ 8.23	$ 2.45

Maximum offering price per share — Class A
(Net asset value/.9425)*	N/A		$ 11.42	$ 8.73	$ 2.60

Net asset value and offering price per share — Class B (Note 7)	$ 1.00		$ 10.76	$ 8.22	$ 2.45

#Also maximum offering price per share.

*On purchases of $100,000 or more, the sales charge is reduced.

**Investments at cost and value include $39,873,072 of collateral for securities loaned (Note 1H).

112	See notes to financial statements	113

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

	TOTAL			GROWTH &
	RETURN	VALUE	BLUE CHIP	INCOME	GLOBAL
Assets
Investments in securities:
Cost – Unaffiliated issuers	$313,173,206	$303,084,906	$333,365,726	$601,474,736	$261,881,022
Cost – Affiliated money market fund (Note 2)	3,400,000	18,480,000	1,225,000	5,890,000	13,310,000
Total cost of investments	$316,573,206	$321,564,906	$334,590,726	$607,364,736	$275,191,022

Value – Unaffiliated issuers (Note 1A)	$321,669,172	$332,030,500	$420,878,029	$652,779,985	$242,338,288
Value – Affiliated money market fund (Note 2)	3,400,000	18,480,000	1,225,000	5,890,000	13,310,000

Total Value of Investments	325,069,172	350,510,500	422,103,029	658,669,985	255,648,288
Cash	136,592	141,213	72,233	103,222	240,379
Receivables:
Investment securities sold	2,907,405	496,956	130,795	6,941,860	3,820,234
Dividends and interest	1,857,347	763,478	628,663	922,010	504,601
Shares sold	735,275	833,310	683,916	1,421,455	506,678
Forward currency contracts (Note 6)	—	—	—	—	24,666
Other assets	15,173	17,262	22,720	33,778	33,561
Total Assets	330,720,964	352,762,719	423,641,356	668,092,310	260,778,407
Liabilities
Payables:
Investment securities purchased	310,410	470,337	—	1,151,219	2,225,116
Shares redeemed	599,713	910,008	926,274	1,756,694	576,957
Dividends payable	30,834	21,550	7,237	8,898	—
Accrued advisory fees	225,028	240,148	286,218	449,747	227,345
Accrued shareholder servicing costs.	73,419	84,699	130,413	184,693	73,588
Accrued expenses	25,128	15,303	18,552	19,062	56,606
Total Liabilities	1,264,532	1,742,045	1,368,694	3,570,313	3,159,612
Net Assets	$329,456,432	$351,020,674	$422,272,662	$664,521,997	$257,618,795
Net Assets Consist of:
Capital paid in	$324,183,687	$352,885,161	$434,873,565	$613,755,312	$284,244,340
Undistributed net investment income	978,375	917,502	1,263,414	2,514,196	(93,065)
Accumulated net realized loss on investments
and foreign currency transactions	(4,201,596)	(31,727,583)	(101,376,620)	(3,052,760)	(6,976,269)
Net unrealized appreciation (depreciation) in value of
investments and foreign currency transactions	8,495,966	28,945,594	87,512,303	51,305,249	(19,556,211)
Total	$329,456,432	$351,020,674	$422,272,662	$664,521,997	$257,618,795
Net Assets:
Class A	$304,419,095	$333,576,382	$395,747,171	$623,384,741	$248,884,632
Class B	$ 25,037,337	$ 17,444,292	$ 26,525,491	$ 41,137,256	$ 8,734,163
Shares outstanding (Note 7):
Class A	22,994,648	50,146,639	19,324,317	47,953,870	43,250,458
Class B	1,920,836	2,664,388	1,390,804	3,343,329	1,716,678
Net asset value and redemption price
per share – Class A.	$ 13.24	$ 6.65	$ 20.48	$ 13.00	$ 5.75
Maximum offering price per share – Class A
(Net asset value/.9425)*	$ 14.05	$ 7.06	$ 21.73	$ 13.79	$ 6.10
Net asset value and offering price per share –
Class B (Note 7)	$ 13.03	$ 6.55	$ 19.07	$ 12.30	$ 5.09
*On purchases of $100,000 or more, the sales charge is reduced

114	See notes to financial statements	115

Statements of Assets and Liabilities
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

	SELECT		SPECIAL
	GROWTH	OPPORTUNITY	SITUATIONS	INTERNATIONAL
Assets
Investments in securities:
Cost – Unaffiliated issuers	$229,193,447	$370,268,464	$235,606,022	$114,040,092
Cost – Affiliated money market fund (Note 2)	5,150,000	12,900,000	34,010,000	2,450,000
Total cost of investments	$234,343,447	$383,168,464	$269,616,022	$116,490,092

Value – Unaffiliated issuers (Note 1A)	$221,327,073	$393,098,228	$238,172,750	$103,525,960
Value – Affiliated money market fund (Note 2)	5,150,000	12,900,000	34,010,000	2,450,000
Total Value of Investments	226,477,073	405,998,228	272,182,750	105,975,960
Cash	127,015	117,354	164,102	689,677
Receivables:
Investment securities sold	1,709,204	3,303,516	—	3,405,142
Dividends and interest	118,627	488,303	583,601	409,310
Shares sold	658,624	898,345	587,276	596,494
Foreign exchange contracts (Note 6)	—	—	—	1,219,495
Other assets	11,113	19,726	12,509	3,844
Total Assets	229,101,656	410,825,472	273,530,238	112,299,922
Liabilities
Payables:
Investment securities purchased	3,063,262	570,725	2,170,440	3,105,507
Shares redeemed.	609,799	800,113	670,804	334,933
Forward currency contracts (Note 6)	—	—	—	101,987
Accrued advisory fees	157,214	286,858	198,953	99,441
Accrued shareholder servicing costs	72,057	113,044	76,603	47,644
Accrued expenses	7,859	20,044	36,313	34,654
Total Liabilities	3,910,191	1,790,784	3,153,113	3,724,166
Net Assets	$225,191,465	$409,034,688	$270,377,125	$108,575,756
Net Assets Consist of:
Capital paid in	$266,391,715	$374,927,693	$260,497,554	$136,172,006
Undistributed net investment income (loss)	—	—	317,458	(914,170)
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(33,333,876)	11,277,231	6,995,385	(17,274,899)
Net unrealized appreciation (depreciation) in value of
investments and foreign currency transactions	(7,866,374)	22,829,764	2,566,728	(9,407,181)
Total	$225,191,465	$409,034,688	$270,377,125	$108,575,756
Net Assets:
Class A	$207,233,634	$377,282,814	$258,167,899	$104,692,032
Class B	$ 17,957,831	$ 31,751,874	$ 12,209,226	$ 3,883,724
Shares outstanding (Note 7):
Class A	30,964,735	16,411,210	12,810,152	11,042,852
Class B	2,871,665	1,555,683	685,433	416,186
Net asset value and redemption price
per share – Class A.	$6.69	$ 22.99	$ 20.15	$ 9.48
Maximum offering price per share – Class A
(Net asset value/.9425)*	$7.10	$ 24.39	$ 21.38	$ 10.06
Net asset value and offering price per share –
Class B (Note 7)	$ 6.25	$ 20.41	$ 17.81	$ 9.33
*On purchases of $100,000 or more, the sales charge is reduced

116	See notes to financial statements	117

Statements of Operations
FIRST INVESTORS INCOME FUNDS
Year Ended September 30, 2008

	CASH		INVESTMENT
	MANAGEMENT	GOVERNMENT	GRADE	INCOME
Investment Income
Income (Note 1F):
Interest.	$ 8,318,282	$ 12,092,564	$ 16,610,082	$ 46,095,299
Dividends	—	—	1,557,020	338,351
Dividends from affiliate (Note 2)	—	32,363	85,269	158,570
Securities lending income	—	—	—	470,009

Total income	8,318,282	12,124,927	18,252,371	47,062,229

Expenses (Notes 1 and 3):
Advisory fees	1,211,658	1,483,763	2,042,543	3,956,604
Distribution plan expenses – Class A	—	639,850	865,619	1,562,525
Distribution plan expenses – Class B	23,208	115,292	209,366	199,880
Shareholder servicing costs	758,509	432,231	618,285	1,108,666
Professional fees	45,141	44,344	41,805	109,027
Registration fees	57,943	35,285	41,629	37,749
Custodian fees	55,846	36,886	25,998	31,803
Reports to shareholders	29,993	14,697	23,985	44,601
Trustees’ fees	12,930	11,475	15,901	28,013
Other expenses	57,897	56,343	60,919	103,229

Total expenses	2,253,125	2,870,166	3,946,050	7,182,097
Less: Expenses waived	(288,617)	(309,538)	(384,732)	(43,601)
Expenses paid indirectly	(2,551)	(7,033)	(11,779)	(16,208)

Net expenses	1,961,957	2,553,595	3,549,539	7,122,288

Net investment income	6,356,325	9,571,332	14,702,832	39,939,941

Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain (loss) on investments	—	241,855	(19,862,926)	(23,520,343)

Net unrealized appreciation (depreciation) of investments	—	2,251,120	(20,764,517)	(80,270,992)

Net gain (loss) on investments	—	2,492,975	(40,627,443)	(103,791,335)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 6,356,325	$ 12,064,307	$(25,924,611)	$(63,851,394)

118	See notes to financial statements	119

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2008

	TOTAL						GROWTH &
	RETURN		VALUE		BLUE CHIP		INCOME		GLOBAL
Investment Income
Dividends	$ 5,068,465	(a)	$ 11,059,622	(b)	$ 11,066,441	(c)	$ 17,741,473	(d)	$ 6,278,362	(e)
Dividends from affiliate (Note 2)	169,817		216,060		38,305		46,199		128,590
Interest	8,257,281		484,352		185,805		32,850		197,083

Total income	13,495,563		11,760,034		11,290,551		17,820,522		6,604,035

Expenses (Notes 1 and 3):
Advisory fees	2,738,997		2,935,004		3,672,747		5,613,699		3,101,469
Distribution plan expenses – Class A	1,014,251		1,119,021		1,388,119		2,178,206		915,370
Distribution plan expenses – Class B	297,642		220,641		354,355		541,004		119,275
Shareholder servicing costs	852,249		958,218		1,542,786		2,134,138		932,874
Professional fees.	47,060		56,610		79,786		97,136		66,650
Custodian fees	41,790		29,837		32,623		56,349		236,012
Registration fees	34,063		36,418		33,614		40,148		33,833
Reports to shareholders	30,991		36,204		28,778		77,735		33,668
Trustees’ fees	18,863		20,271		25,712		40,074		16,328
Other expenses	73,940		76,758		84,625		141,308		96,550

Total expenses	5,149,846		5,488,982		7,243,145		10,919,797		5,552,029
Less: Expenses waived	—		—		—		—		(89,484)
Expenses paid indirectly	(12,229)		(11,188)		(10,974)		(11,126)		(1,532)

Net expenses	5,137,617		5,477,794		7,232,171		10,908,671		5,461,013

Net investment income	8,357,946		6,282,240		4,058,380		6,911,851		1,143,022

Realized and Unrealized Gain (Loss) on Investments
(Note 2):
Net realized gain (loss) on:
Investments	(1,608,059)		(4,080,397)		(6,119,538)		1,823,903		(2,493,335)
Foreign currency transactions	—		—		—		—		(93,065)

Net realized gain (loss) on investments
and foreign currency transactions	(1,608,059)		(4,080,397)		(6,119,538)		1,823,903		(2,586,400)
Net unrealized depreciation of:
Investments	(55,680,582)		(75,530,195)		(104,718,281)		(192,026,266)		(85,598,345)
Foreign currency transactions	—		—		—		—		(23,000)
Net unrealized depreciation of investments
and foreign currency transactions	(55,680,582)		(75,530,195)		(104,718,281)		(192,026,266)		(85,621,345)

Net loss on investments and foreign currency transactions	(57,288,641)		(79,610,592)		(110,837,819)		(190,202,363)		(88,207,745)

Net Decrease in Net Assets Resulting from Operations	$(48,930,695)		$(73,328,352)		$(106,779,439)		$(183,290,512)		$(87,064,723)

(a) Net of $22,511 foreign taxes withheld
(b) Net of $56,897 foreign taxes withheld
(c) Net of $40,928 foreign taxes withheld
(d) Net of $84,380 foreign taxes withheld
(e) Net of $540,690 foreign taxes withheld

120	See notes to financial statements	121

Statements of Operations
FIRST INVESTORS EQUITY FUNDS
Year Ended September 30, 2008

	SELECT			SPECIAL
	GROWTH	OPPORTUNITY		SITUATIONS	INTERNATIONAL
Investment Income
Dividends	$ 2,197,019	$ 6,513,657	(f)	$ 4,356,177	$ 2,399,906	(g)
Dividends from affiliate (Note 2)	58,266	47,587		197,699	41,384
Interest.	212,542	135,894		295,056	182,987

Total income	2,467,827	6,697,138		4,848,932	2,624,277

Expenses (Notes 1 and 3):
Advisory fees	1,926,635	3,579,637		2,729,537	1,195,267
Distribution plan expenses – Class A	703,339	1,328,525		844,880	351,850
Distribution plan expenses – Class B	224,382	420,193		152,808	46,827
Shareholder servicing costs	871,323	1,415,055		956,280	566,076
Professional fees.	35,615	54,696		56,127	27,978
Custodian fees	29,676	37,366		21,715	122,974
Registration fees	44,434	36,013		29,896	23,515
Reports to shareholders	26,408	50,237		34,044	19,743
Trustees’ fees	13,119	24,712		15,120	6,189
Other expenses	42,403	94,619		53,391	31,630

Total expenses	3,917,334	7,041,053		4,893,798	2,392,049
Less: Expenses (waived) repaid to advisor (Note 3)	—	—		(354,279)	19,276
Expenses paid indirectly	(26,401)	(8,162)		(8,045)	(588)

Net expenses	3,890,933	7,032,891		4,531,474	2,410,737

Net investment income (loss)	(1,423,106)	(335,753)		317,458	213,540

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 2):
Net realized gain (loss) on:
Investments	(33,331,034)	11,704,587		7,202,882	(12,642,581)
Foreign currency transactions	—	—		—	(1,642,654)
Net realized gain (loss) on investments
and foreign currency transactions	(33,331,034)	11,704,587		7,202,882	(14,285,235)
Net unrealized depreciation of:
Investments	(33,242,861)	(111,901,468)		(46,989,996)	(24,925,722)
Foreign currency transactions	—	—		—	1,595,250
Net unrealized depreciation of investments
and foreign currency transactions	(33,242,861)	(111,901,468)		(46,989,996)	(23,330,472)

Net loss on investments and foreign currency transactions	(66,573,895)	(100,196,881)		(39,787,114)	(37,615,707)

Net Decrease in Net Assets Resulting from Operations	$(67,997,001)	$(100,532,634)		$(39,469,656)	$(37,402,167)

(f) Net of $11,489 foreign taxes withheld
(g) Net of $286,987 foreign taxes withheld

122	See notes to financial statements	123

Statements of Changes in Net Assets
FIRST INVESTORS INCOME FUNDS

	CASH MANAGEMENT		GOVERNMENT		INVESTMENT GRADE		INCOME
Year Ended September 30	2008	2007	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 6,356,325	$ 9,601,006	$ 9,571,332	$ 8,749,400	$ 14,702,832	$ 12,265,938	$ 39,939,941	$ 41,632,907
Net realized gain (loss) on investments	—	—	241,855	(362,482)	(19,862,926)	461,845	(23,520,343)	(5,253,591)
Net unrealized appreciation (depreciation) of investments	—	—	2,251,120	(191,790)	(20,764,517)	(2,402,019)	(80,270,992)	1,569,619
Net increase (decrease) in net assets resulting
from operations	6,356,325	9,601,006	12,064,307	8,195,128	(25,924,611)	10,325,764	(63,851,394)	37,948,935
Dividends to Shareholders
Net investment income – Class A	(6,300,152)	(9,508,072)	(9,508,609)	(8,953,505)	(14,466,779)	(12,261,832)	(39,378,847)	(39,264,321)
Net investment income – Class B	(56,173)	(92,934)	(433,580)	(489,437)	(901,522)	(944,574)	(1,353,711)	(1,743,259
Total dividends	(6,356,325)	(9,601,006)	(9,942,189)	(9,442,942)	(15,368,301)	(13,206,406)	(40,732,558)	(41,007,580)
Share Transactions *
Class A:
Proceeds from shares sold	228,564,733	234,508,668	53,495,830	38,427,226	76,586,604	69,936,306	45,861,746	60,588,115
Reinvestment of dividends	6,186,351	9,341,321	8,447,996	7,807,197	12,726,546	10,583,520	31,092,107	30,474,627
Cost of shares redeemed	(218,169,828)	(226,716,504)	(34,189,386)	(32,955,729)	(53,576,760)	(38,531,439)	(79,571,081)	(79,486,802)
	16,581,256	17,133,485	27,754,440	13,278,694	35,736,390	41,988,387	(2,617,228)	11,575,940
Class B:
Proceeds from shares sold	6,076,772	2,857,393	2,672,620	1,656,236	2,841,907	2,657,890	1,365,640	2,526,656
Reinvestment of dividends	52,562	84,139	400,468	449,226	819,873	853,540	1,062,813	1,307,604
Cost of shares redeemed	(4,896,034)	(3,120,867)	(3,225,273)	(3,659,377)	(5,550,881)	(5,240,826)	(8,257,605)	(9,854,689)
	1,233,300	(179,335)	(152,185)	(1,553,915)	(1,889,101)	(1,729,396)	(5,829,152)	(6,020,429)
Net increase (decrease) from share transactions	17,814,556	16,954,150	27,602,255	11,724,779	33,847,289	40,258,991	(8,446,380)	5,555,511
Net increase (decrease) in net assets	17,814,556	16,954,150	29,724,373	10,476,965	(7,445,623)	37,378,349	(113,030,332)	2,496,866
Net Assets
Beginning of year	219,844,895	202,890,745	210,176,257	199,699,292	292,386,534	255,008,185	587,653,598	585,156,732
End of year †	$ 237,659,451	$ 219,844,895	$ 239,900,630	$ 210,176,257	$ 284,940,911	$ 292,386,534	$ 474,623,266	$ 587,653,598

†Includes undistributed net investment income (deficit) of	$ —	$ —	$ 100,547	$ 6,781	$ (1,367,287)	$ (3,329,972)	$ 1,811,639	$ 2,359,858

Shares Issued and Redeemed
Class A:
Sold	228,564,733	234,508,668	4,941,143	3,603,914	8,193,353	7,387,319	16,524,176	19,785,469
Issued for dividends reinvested	6,186,351	9,341,321	780,509	731,771	1,373,634	1,117,383	11,314,035	9,965,886
Redeemed	(218,169,828)	(226,716,504)	(3,164,061)	(3,086,866)	(5,787,841)	(4,068,637)	(28,751,382)	(25,966,873)
Net increase (decrease) in Class A shares outstanding	16,581,256	17,133,485	2,557,591	1,248,819	3,779,146	4,436,065	(913,171)	3,784,482

Class B:
Sold	6,076,772	2,857,393	246,088	155,318	302,164	280,947	491,818	829,168
Issued for dividends reinvested	52,562	84,139	36,992	42,104	88,380	90,199	386,088	427,922
Redeemed	(4,896,034)	(3,120,867)	(298,716)	(342,831)	(595,157)	(552,729)	(2,979,556)	(3,219,167)
Net increase (decrease) in Class B shares outstanding	1,233,300	(179,335)	(15,636)	(145,409)	(204,613)	(181,583)	(2,101,650)	(1,962,077)

124	See notes to financial statements	125

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	TOTAL RETURN		VALUE		BLUE CHIP		GROWTH & INCOME
Year Ended September 30	2008	2007	2008	2007	2008	2007	2008	2007

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 8,357,946	$ 7,375,510	$ 6,282,240	$ 5,429,775	$ 4,058,380	$ 3,045,447	$ 6,911,851	$ 4,007,275
Net realized gain (loss) on investments	(1,608,059)	9,847,727	(4,080,397)	7,421,981	(6,119,538)	12,432,271	1,823,903	20,850,814
Net unrealized appreciation (depreciation) of investments	(55,680,582)	23,270,714	(75,530,195)	29,157,401	(104,718,281)	56,419,022	(192,026,266)	99,717,015

Net increase (decrease) in net assets resulting
from operations	(48,930,695)	40,493,951	(73,328,352)	42,009,157	(106,779,439)	71,896,740	(183,290,512)	124,575,104

Distributions to Shareholders
Net investment income – Class A	(8,482,572)	(6,496,959)	(6,075,415)	(4,884,892)	(3,843,653)	(2,538,723)	(5,193,481)	(3,321,330)
Net investment income – Class B	(544,177)	(437,230)	(206,356)	(158,524)	(67,462)	—	(90,794)	(20,137)
Net realized gains – Class A	(6,767,191)	(2,189,339)	—	—	—	—	(10,953,020)	(10,825,654)
Net realized gains – Class B	(625,604)	(248,051)	—	—	—	—	(913,158)	(1,163,363)

Total distributions	(16,419,544)	(9,371,579)	(6,281,771)	(5,043,416)	(3,911,115)	(2,538,723)	(17,150,453)	(15,330,484)

Share Transactions *
Class A:
Proceeds from shares sold	54,926,724	58,416,394	61,763,002	100,634,552	50,687,564	58,252,544	109,163,017	144,742,009
Value of shares issued for acquisition**	—	—	—	—	—	42,266,488	—	—
Reinvestment of distributions.	15,063,988	8,570,045	5,987,167	4,810,843	3,808,942	2,514,542	16,025,049	14,046,975
Cost of shares redeemed	(60,728,853)	(51,721,710)	(73,184,887)	(62,678,699)	(82,062,296)	(77,931,789)	(123,461,494)	(121,637,432)

	9,261,859	15,264,729	(5,434,718)	42,766,696	(27,565,790)	25,101,785	1,726,572	37,151,552

Class B:
Proceeds from shares sold	2,333,837	3,131,690	2,259,660	3,741,260	2,402,580	3,077,799	4,516,660	6,702,137
Value of shares issued for acquisition**	—	—	—	—	—	5,256,892	—	—
Reinvestment of distributions.	1,161,520	682,111	204,520	157,220	67,354	—	1,001,473	1,180,077
Cost of shares redeemed	(7,419,892)	(8,579,532)	(7,612,489)	(7,606,342)	(13,705,467)	(13,096,048)	(17,146,873)	(22,768,583)

	(3,924,535)	(4,765,731)	(5,148,309)	(3,707,862)	(11,235,533)	(4,761,357)	(11,628,740)	(14,886,369)

Net increase (decrease) from share transactions	5,337,324	10,498,998	(10,583,027)	39,058,834	(38,801,323)	20,340,428	(9,902,168)	22,265,183

Net increase (decrease) in net assets	(60,012,915)	41,621,370	(90,193,150)	76,024,575	(149,491,877)	89,698,445	(210,343,133)	131,509,803

Net Assets
Beginning of year	389,469,347	347,847,977	441,213,824	365,189,249	571,764,539	482,066,094	874,865,130	743,355,327

End of year†	$ 329,456,432	$ 389,469,347	$ 351,020,674	$ 441,213,824	$ 422,272,662	$ 571,764,539	$ 664,521,997	$ 874,865,130

†Includes undistributed net investment income of	$ 978,375	$ 1,278,939	$ 917,502	$ 1,142,213	$ 1,263,414	$ 1,116,148	$ 2,514,196	$ 973,789

*Shares Issued and Redeemed
Class A:
Sold	3,736,223	3,759,553	8,384,742	12,509,647	2,197,104	2,409,744	7,284,893	8,893,877
Issued for acquisition**	—	—	—	—	—	1,728,265	—	—
Issued for distributions reinvested	1,020,067	552,458	840,055	593,740	169,700	102,169	1,021,080	891,851
Redeemed	(4,155,693)	(3,332,365)	(9,967,213)	(7,781,774)	(3,565,342)	(3,212,113)	(8,286,295)	(7,473,683)

Net increase (decrease) in Class A shares outstanding	600,597	979,646	(742,416)	5,321,613	(1,198,538)	1,028,065	19,678	2,312,045

Class B:
Sold	162,847	204,942	311,458	473,203	111,952	136,806	318,321	435,580
Issued for acquisition**	—	—	—	—	—	230,867	—	—
Issued for distributions reinvested	79,189	44,782	28,911	19,735	3,069	—	65,169	79,575
Redeemed	(509,436)	(560,413)	(1,051,771)	(962,290)	(633,838)	(581,227)	(1,209,209)	(1,482,827)

Net decrease in Class B shares outstanding	(267,400)	(310,689)	(711,402)	(469,352)	(518,817)	(213,554)	(825,719)	(967,672)

**See Note 9

126	See notes to financial statements	127

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	GLOBAL		SELECT GROWTH		OPPORTUNITY		SPECIAL SITUATIONS
Year Ended September 30	2008	2007	2008	2007	2008	2007	2008	2007

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 1,143,022	$ (304,687)	$ (1,423,106)	$ (1,259,160)	$ (335,753)	$ 2,398,990	$ 317,458	$ (936,145)
Net realized gain (loss) on investments
and foreign currenty transactions	(2,586,400)	46,310,683	(33,331,034)	40,730,258	11,704,587	50,721,848	7,202,882	30,291,871
Net unrealized appreciation (depreciation)
of investments and foreign currency transactions	(85,621,345)	25,030,886	(33,242,861)	3,580,367	(111,901,468)	25,202,521	(46,989,996)	14,116,468
Net increase (decrease) in net assets resulting
from operations	(87,064,723)	71,036,882	(67,997,001)	43,051,465	(100,532,634)	78,323,359	(39,469,656)	43,472,194

Distributions to Shareholders
Net investment income – Class A	(387,052)	(1,703,811)	—	—	(2,157,616)	—	—	—
Net investment income – Class B	—	(95,763)	—	—	(241,374)	—	—	—
Net realized gains – Class A	(41,309,270)	(25,963,154)	(34,525,068)	(16,002,768)	(40,556,491)	(20,488,349)	(14,772,999)	(21,193,345)
Net realized gains – Class B	(1,904,536)	(1,455,638)	(3,724,631)	(1,981,350)	(4,537,080)	(2,618,556)	(966,711)	(1,645,023)

Total distributions	(43,600,858)	(29,218,366)	(38,249,699)	(17,984,118)	(47,492,561)	(23,106,905)	(15,739,710)	(22,838,368)

Share Transactions *
Class A:
Proceeds from shares sold	51,429,580	32,159,549	60,620,663	45,079,857	64,628,411	64,062,828	41,157,489	48,294,542
Reinvestment of distributions.	41,083,108	27,199,554	34,371,915	15,949,659	42,542,593	20,403,976	14,700,522	21,100,036
Cost of shares redeemed	(40,792,493)	(37,229,022)	(33,794,385)	(36,742,589)	(76,137,000)	(88,627,638)	(40,045,712)	(43,381,291)

	51,720,195	22,130,081	61,198,193	24,286,927	31,034,004	(4,160,834)	15,812,299	26,013,287

Class B:
Proceeds from shares sold	1,994,555	1,559,530	2,501,234	2,358,789	3,091,684	3,841,591	1,305,910	1,733,569
Reinvestment of distributions.	1,896,632	1,549,112	3,702,717	1,970,727	4,761,120	2,609,026	963,948	1,642,521
Cost of shares redeemed	(4,097,969)	(4,240,943)	(3,964,542)	(4,462,038)	(13,013,176)	(12,113,021)	(4,810,972)	(4,822,147)

	(206,782)	(1,132,301)	2,239,409	(132,522)	(5,160,372)	(5,662,404)	(2,541,114)	(1,446,057)

Net increase (decrease) from share transactions	51,513,413	20,997,780	63,437,602	24,154,405	25,873,632	(9,823,238)	13,271,185	24,567,230

Net increase (decrease) in net assets	(79,152,168)	62,816,296	(42,809,098)	49,221,752	(122,151,563)	45,393,216	(41,938,181)	45,201,056

Net Assets
Beginning of year	336,770,963	273,954,667	268,000,563	218,778,811	531,186,251	485,793,035	312,315,306	267,114,250

End of year†	$ 257,618,795	$ 336,770,963	$ 225,191,465	$ 268,000,563	$ 409,034,688	$ 531,186,251	$ 270,377,125	$ 312,315,306

†Includes undistributed net investment income (deficit) of	$ (93,065)	$ 1,025,782	$ —	$ —	$ —	$ 2,398,990	$ 317,458	$ —

*Shares Issued and Redeemed
Class A:
Sold	7,067,592	4,050,899	7,496,389	4,765,079	2,401,751	2,107,842	1,867,242	2,019,030
Issued for distributions reinvested	5,206,984	3,693,256	3,919,261	1,822,725	1,490,630	721,695	625,820	923,327
Redeemed.	(5,614,081)	(4,696,640)	(4,199,720)	(3,931,282)	(2,831,995)	(2,932,699)	(1,820,109)	(1,809,098)

Net increase (decrease) in Class A shares outstanding	6,660,495	3,047,515	7,215,930	2,656,522	1,060,386	(103,162)	672,953	1,133,259

Class B:
Sold	306,217	216,529	323,798	262,040	127,952	140,039	65,821	80,360
Issued for distributions reinvested	270,176	230,957	449,359	235,478	186,857	101,414	46,166	79,633
Redeemed	(619,922)	(592,221)	(526,068)	(501,113)	(538,141)	(441,498)	(245,486)	(225,014)

Net increase (decrease) in Class B shares outstanding	(43,529)	(144,735)	247,089	(3,595)	(223,332)	(200,045)	(133,499)	(65,021)

128	See notes to financial statements	129

Statements of Changes in Net Assets
FIRST INVESTORS EQUITY FUNDS

	INTERNATIONAL
Year Ended September 30	2008	2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 213,540	$ (41,380)
Net realized loss on investments
and foreign currenty transactions.	(14,285,235)	(997,950)
Net unrealized appreciation (depreciation)
of investments and foreign currency transactions	(23,330,472)	13,111,602
Net increase (decrease) in net assets resulting
from operations	(37,402,167)	12,072,272
Distributions to Shareholders
Net realized gain – Class A	(2,659,071)	(191,658)
Net realized gain – Class B	(111,221)	(10,723)

Total distributions	(2,770,292)	(202,381)
Share Transactions *
Class A:
Proceeds from shares sold	61,600,305	70,673,752
Reinvestment of distributions.	2,652,722	191,287
Cost of shares redeemed	(17,297,672)	(5,066,692)

	46,955,355	65,798,347
Class B:
Proceeds from shares sold	1,980,202	2,992,429
Reinvestment of distributions.	111,198	10,605
Cost of shares redeemed	(870,776)	(365,541)

	1,220,624	2,637,493

Net increase from share transactions	48,175,979	68,435,840

Net increase in net assets	8,003,520	80,305,731

Net Assets
Beginning of year	100,572,236	20,266,505

End of year †	$ 108,575,756	$ 100,572,236

†Includes undistributed net investment income (deficit) of	(914,170)	744,306

*Shares Issued and Redeemed
Class A:
Sold	5,014,211	5,913,413
Reinvestment of distributions.	196,789	16,831
Redeemed.	(1,479,150)	(414,729)

Net increase in Class A shares outstanding	3,731,850	5,515,515

Class B:
Sold	161,304	253,454
Reinvestment of distributions.	8,336	936
Redeemed.	(73,967)	(30,527)

Net increase in Class B shares outstanding.	95,673	223,863

130	See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

1. Significant Accounting Policies — First Investors Income Funds (“Income Funds”) and First Investors Equity Funds (“Equity Funds”) each a Delaware statutory trust (each a “Trust”, collectively, “the Trusts”), are registered under the Investment Company Act of 1940 (“the 1940 Act”) as a diversified, open-end management investment companies and operate as series funds. The Income Funds issue shares of beneficial interest in the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income. The Equity Funds issue shares of beneficial interest in the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund (formerly All-Cap Growth Fund), Opportunity Fund (formerly Mid-Cap Opportunity Fund), Special Situations Fund, and International Fund (each a “Fund”, collectively, “the Funds”). The Trusts account separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of September 30, 2008 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Fund For Income seeks high current income.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Value Fund seeks total return.

Blue Chip Fund seeks high total investment return.

Growth & Income Fund seeks long-term growth of capital and current income.

Global Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

International Fund primarily seeks long-term capital growth.

A. Security Valuation — Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange

131

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service approved by the Trusts’ Board of Trustees (the “Board”). The pricing service considers security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will also be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At September 30, 2008, Fund For Income held eight securities that were fair valued by its Valuation Committee with an aggregate value of $3,361,199, representing .7% of the Fund’s net assets. At September 30, 2008, fair value pricing was used for certain foreign securities in the Global Fund and International Fund portfolios.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 of the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

B. Federal Income Taxes—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and

132

to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

At September 30, 2008, Capital Loss Carryovers were as follows:

				Year Capital Loss Carryovers Expire
Fund	Total	2009	2010	2011	2012	2013	2014	2015	2016
Government	$ 9,634,584	$ 2,144,197	$ —	$ 54,921	$ 2,120,906	$ 1,600,894	$ 740,643	$ 1,909,473	$1,063,550
Investment Grade	8,943,990	1,715,940	27,419	407,283	1,356,376	14	741,116	4,294,433	401,409
Fund For Income	157,563,760	13,810,649	18,563,112	52,099,335	25,740,298	10,200,012	7,456,986	24,660,250	5,033,118
Value	21,180,006	—	—	21,180,006	—	—	—	—	—
Blue Chip*	85,248,208	—	14,615,567	70,632,641	—	—	—	—	—
International	1,635,239	—	—	—	—	—	—	82,339	1,552,900
Select Growth	2,098,139	—	—	—	—	—	—	—	2,098,139

*For Blue Chip Fund, $3,583,654 of the $85,248,208 capital loss carryover was acquired in the reorganization with the Focused Equity Fund. Due to the reorganization the Fund will have available for utilization $2,138,552 for the taxable year 2010 and $1,445,102 for the taxable year 2011. These capital loss carryovers will expire as follows: $2,832,002 in 2010 and $751,652 in 2011.

Effective June 29, 2007, the Funds adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed the tax positions for each of the open tax years 2005 to 2008 and has determined the adoption of FIN 48 had no impact on the financial statements of the Funds.

C. Distributions to Shareholders—Dividends from net investment income of the Government Fund, Investment Grade Fund and Fund For Income are generally declared daily and paid monthly. The Cash Management Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income, if any, of Total Return Fund, Value Fund, Blue Chip Fund and Growth & Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund are declared and paid annually. Distributions from net realized capital gains of each of the other Funds, if any, are normally declared and paid annually. Income

133

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for amortization of premiums, capital loss carryforwards, deferral of wash sales losses, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trusts are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translations—The accounting records of Global Fund and International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund and International Fund do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

G. Security Lending—Fund For Income may loan securities to other investors through the Securities Lending Management Agreement (“the Agreement”) with Credit Suisse. Under the terms of the Agreement, the Fund is required to maintain collateral with a market value not less than 101% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in market value of securities on loan. Collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies. Cash collateral may be invested in permissible instruments authorized by the Agreement. Interest earned on the collateral and premiums paid by the broker are

134

recorded as income by the Fund net of fees and rebates charged by Credit Suisse for its services in connection with this securities lending program. The Fund is subject to all of the investment risks associated with the securities that are being loaned and the investments made with the cash collateral. The Fund is also subject to the risks associated with a delay in recovering the loaned securities or an inability to recover the loaned securities in the event the collateral is not sufficient. The market value of securities on loan at Sep-tember 30, 2008, was $38,375,841 (including $1,212,215 of accrued interest), for which the Fund received cash collateral of $39,873,072.

H. Other—Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identi-fied cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. For the year ended September 30, 2008, the Bank of New York Mellon, custodian of each Fund (other than Global Fund and International Fund), has provided credits in the amount of $30,462 for the Income Funds and $73,339 for the Equity Funds against custodian charges based on the uninvested cash balances of these Funds. The Funds also reduced expenses through brokerage service arrangements. For the year ended September 30, 2008, expenses were reduced by $7,109 for the Income Funds and by $16,906 for the Equity Funds under these arrangements.

2. Security Transactions—For the year ended September 30, 2008, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, repurchase agreements, short-term securities and foreign currencies) were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Government	$ —	$ —	$101,789,098	$81,619,649
Investment Grade	311,889,639	253,706,122	106,832,834	122,835,680
Fund For Income	97,673,256	90,570,506	—	—
Total Return	144,357,623	135,452,702	58,585,571	72,817,052
Value	63,226,360	69,582,129	—	—
Blue Chip	41,374,628	72,068,963	—	—
Growth & Income	184,844,538	214,344,638	—	—
Global	411,827,915	404,774,055	—	—
Select Growth	267,711,320	245,125,167	—	—
Opportunity	188,786,562	213,600,332	—	—
Special Situations	144,084,916	165,009,277	—	—
International	186,211,241	139,649,773	—	—

135

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

At September 30, 2008, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Government	$242,704,891	$ 1,281,347	$ 1,894,866	$ (613,519)
Investment Grade	309,061,894	253,720	23,890,370	(23,636,650)
Fund For Income	570,885,611	572,458	109,087,080	(108,514,622)
Total Return	318,557,339	37,222,165	30,710,332	6,511,833
Value	321,584,009	63,172,080	34,245,590	28,926,490
Blue Chip	341,590,195	109,348,519	28,835,685	80,512,834
Growth & Income	610,912,702	139,668,567	91,911,284	47,757,283
Global	281,147,016	10,416,467	35,915,196	(25,498,729)
Select Growth	234,343,447	9,874,032	17,740,406	(7,866,374)
Opportunity	383,171,089	67,836,813	45,009,675	22,827,138
Special Situations	269,662,751	28,516,512	25,996,513	2,519,999
International*	117,551,949	1,228,939	12,804,928	(11,575,989)

*Aggregate cost includes PFIC income of $586,401.

Certain of the Funds may invest in First Investors Cash Reserve Fund, LLC (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by First Investors Management Company, Inc. During the year ended September 30, 2008, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchase	Sales	Value at	Dividend
Fund	9/30/07	Shares/Cost	Shares/Costs	9/30/08	Income
Government	—	$36,650,000	$ 29,865,000	$ 6,785,000	$ 32,363
Investment Grade	—	105,370,000	99,620,000	5,750,000	85,269
Fund For Income	—	68,080,000	52,075,000	16,005,000	158,570
Total Return	—	67,785,000	64,385,000	3,400,000	169,817
Value	—	36,720,000	18,240,000	18,480,000	216,060
Blue Chip	—	23,470,000	22,245,000	1,225,000	38,305
Growth & Income	—	55,270,000	49,380,000	5,890,000	46,199
Global	—	66,095,000	52,785,000	13,310,000	128,590
Select Growth	—	81,365,000	76,215,000	5,150,000	58,266
Opportunity	—	53,665,000	40,765,000	12,900,000	47,587
Special Situations	—	68,415,000	34,405,000	34,010,000	197,699
International	—	44,815,000	42,365,000	2,450,000	41,384

136

3. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trusts are officers and directors of the Trusts’ investment adviser, First Investors Management Company, Inc. (“FIMCO”), their underwriter, First Investors Corporation (“FIC”), their transfer agent, Administrative Data Management Corp. (“ADM”) and/or First Investors Federal Savings Bank (“FIFSB”), custodian of the Funds’ retirement accounts. Trustees of the Trusts who are not “interested persons” of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2008, total trustees fees accrued by the Income Funds and Equity Funds amounted to $68,319 and $180,389, respectively.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Cash Management Fund— .50% of the Fund’s average daily net assets. For the year ended September 30, 2008, FIMCO has voluntarily waived $288,617 in advisory fees to limit the Fund’s overall expense ratio to .80% on Class A shares and 1.55% on Class B shares.

Government Fund—.66% on the first $500 million of the Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2008, FIMCO has voluntarily waived $309,538 in advisory fees to limit the Fund’s overall expense ratio to 1.10% on Class A shares and 1.80% on Class B shares.

Investment Grade Fund— .66% on the first $500 million of the Fund’s average daily net assets, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $1.5 billion. For the year ended September 30, 2008, FIMCO has voluntarily waived $384,732 in advisory fees to limit the Fund’s overall expense ratio to 1.10% on Class A shares and 1.80% on Class B shares.

Fund For Income— .75% on the first $250 million of the Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. During the period July 1, 2008 to September 30, 2008, FIMCO has voluntarily waived 6.7% of the .75% annual fee to limit the advisory fee to .70% of the Fund’s average daily net assets.

Total Return, Value, Blue Chip, Growth & Income, Select Growth, and Opportunity Funds— .75% on the first $300 million of each Fund’s average daily net assets, .72% on the next $200 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

137

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

Special Situations Fund— 1% on the first $200 million of the Fund’s average daily net assets, .75% on the next $300 million, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, and .64% on average daily net assets over $1.5 billion. For the year ended September 30, 2008, FIMCO has voluntarily waived 20% of the 1% annual fee to limit the advisory fee to ..80% of the Fund’s average daily net assets.

Global and International Funds— .98% on the first $300 million of the Fund’s average daily net assets, .95% on the next $300 million, .92% on the next $400 million, .90% on the next $500 million and .88% on average daily net assets over $1.5 billion. For the year ended September 30, 2008, FIMCO has voluntarily waived 3.1% of the .98% annual fee on Global Fund to limit the advisory fee to .95% of the Fund’s average daily net assets.

For the year ended September 30, 2008, total advisory fees accrued to FIMCO by the Income Funds and Equity Funds were $8,694,568 and $27,492,992, respectively, of which $1,026,488 and $443,763, respectively, was voluntarily waived by FIMCO as noted above.

FIMCO, pursuant to an expense limitation agreement, assumed for the International Fund organizational expenses and expenses incurred during the fiscal year ended September 30, 2006, to limit the International Fund’s total expenses to 2.50% of the average daily net assets on the Class A shares and 3.20% of the average daily net assets on the Class B shares. FIMCO and the International Fund have agreed that any expenses of the International Fund assumed by FIMCO pursuant to this agreement shall be repaid to FIMCO by the International Fund in the first, second, or third fiscal years following the year ended September 30, 2006, if the total expenses of the International Fund for such year or years do not exceed 2.50% of the average daily net assets on Class A shares and 3.20% on the average daily net assets of Class B shares or lower expense limitations to which FIMCO may otherwise agree. The total organizational expenses and expenses incurred in excess of the above stated limitations was $101,265. During the year ended September 30, 2007, the International Fund has repaid FIMCO $81,989 pursuant to the terms of the agreement. During the period October 1, 2007 to September 30, 2008, the International Fund has repaid FIMCO the remaining amount of $19,276.

For the year ended September 30, 2008, FIC, as underwriter, received from the Income Funds and the Equity Funds $4,806,720 and $18,843,047, respectively, in commissions in connection with the sale of shares of the Funds, after allowing $10,313 and $5,648, respectively, to other dealers. For the year ended September 30, 2008, shareholder servicing costs for the Income Funds and the Equity Funds included $2,261,442 and

138

$7,508,571, respectively, in transfer agent fees accrued to ADM and $376,502 and $1,967,304, respectively, in retirement accounts custodian fees accrued to FIFSB.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund, other than the Cash Management Fund, is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The Cash Management Fund is authorized to pay FIC a fee of 1% of the average daily net assets of the Class B shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2008, total distribution plan fees accrued to FIC by the Income Funds and the Equity Funds amounted to $3,615,740 and $12,220,688, respectively.

Wellington Management Company, LLP (“Wellington”) serves as investment sub-adviser to Global Fund, Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund, Paradigm Capital Management, Inc. serves as investment subadviser to Special Situations Fund and Vontobel Asset Management, Inc. serves as investment subadviser to International Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, these 144A securities are deemed to be liquid. At September 30, 2008, Cash Management Fund held one 144A security with a value of $7,025,709 representing 3.0% of the Fund’s net assets, Investment Grade Fund held eleven 144A securities with an aggregate value of $41,403,589 representing 14.5% of the Fund’s net assets, Fund For Income held twenty-two 144A securities with an aggregate value of $47,615,457 representing 10.0% of the Fund’s net assets, Total Return Fund held five 144A securities with an aggregate value of $6,387,495 representing 1.9% of the Fund’s net assets, Global Fund held one 144A security with a value of $247,500, representing .1% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these section 4(2) securities are deemed to be liquid. At September 30, 2008, Cash Management Fund held fourteen Section 4(2) securities with an aggregate value of $75,344,487 representing 31.7% of the Fund’s net assets and Fund For Income held two Section 4(2) securities with an aggregate value of $2,793,481 representing .6% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk—The investments of Fund For Income in high yield securities whether rated or unrated may be considered speculative and subject to

139

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Forward Currency Contracts and Foreign Exchange Contracts—Forward currency contracts and foreign exchange contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When a Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts and foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

The Global Fund has the following forward currency contracts outstanding at September 30, 2008:

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain
1,745,262	Norwegian Krone	US $ 308,203	10/1/08	US $13,011
147,863	Euro	216,243	10/1/08	8,546
559,928	Canadian Dollar	535,048	10/2/08	8,404
37,948	Euro	54,833	10/2/08	1,529
658,602	Euro	927,575	10/2/08	2,468
38,056,726	Japanese Yen	361,783	10/3/08	3,316
		$2,403,685		$ 37,274

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
95,721	Euro	US $ 138,317	10/1/08	US $ (3,862)
37,197	British Pound	67,497	10/2/08	(1,196)
59,253,564	Japanese Yen	557,906	10/2/08	221
89,184,998	Japanese Yen	847,831	10/3/08	(7,771)
		$1,611,551		$(12,608)

Net Unrealized Gain on Forward Currency Contracts				$ 24,666

140

The International Fund had the following forward currency contracts outstanding at September 30, 2008:

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
242,665	Euro	US $ 344,397	9/23/08	US $ (3,434)
180,753	Euro	265,138	9/30/08	745
105,944	Swiss Franc	97,559	9/30/08	496
64,394	Australian Dollar	53,821	9/30/08	(290)
159,860	Euro	233,498	10/1/08	(360)
105,303	British Pound	194,088	10/1/08	(45)
19,015,166	Japanese Yen	179,020	10/1/08	(453)
121,662	Swiss Franc	111,827	10/1/08	1,225
129,355	Australian Dollar	107,319	10/1/08	(770)
6,262,369	Hong Kong Dollar	806,165	10/2/08	(582)
240,819	British Pound	370,598	10/2/08	5,522
12,290,027	Japanese Yen	117,210	10/2/08	(286)
3,584,064	Japanese Yen	33,759	10/3/08	—
		$ 2,914,399		$ 1,768

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
146,881	Euro	US $ 214,983	9/25/08	US $ (8,667)
399,915	Euro	588,933	9/26/08	(27,192)
12,967,433	Japanese Yen	122,305	9/29/08	29
17,623	Swiss Franc	16,191	9/29/08	(170)
311,030	British Pound	574,503	9/30/08	(20,112)
358,229	Euro	523,244	10/1/08	(20,057)
12,718,810	Indian Rupee	273,258	10/1/08	(2,444)
270,992	Canadian Dollar	261,777	10/1/08	(6,894)
427,032	British Pound	772,670	10/2/08	(11,514)
1,005,352	Norwegian Krone	174,236	10/2/08	(4,192)
97,390	Canadian Dollar	94,042	10/2/08	(2,441)
2,609	Euro	3,767	10/2/08	(101)
344,686	Australian Dollar	271,888	10/3/08	—
27,558	Euro	38,710	10/3/08	—
		$ 3,930,507		$ (103,755)

Net Unrealized Loss on Forward Currency Contracts				$ (101,987)

The Global Fund had no foreign exchange contracts outstanding at September 30, 2008.

141

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

The International Fund had the following foreign exchange contracts outstanding at September 30, 2008.

Contracts to Buy				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
16,743,000	British Pound	US $30,085,718	2/11/09	US ($242,394)
9,560,000	Euro	13,523,591	2/11/09	(95,116)
7,745,000	Canadian Dollar	7,267,647	2/12/09	16,966
6,350,000	Australian Dollar	5,141,872	2/13/09	(132,998)
5,613,000	Swiss Franc	5,032,147	2/13/09	(26,127)
2,714,000	Australian Dollar	2,151,646	3/4/09	(10,845)
		$63,202,621		($490,514)

Contracts to Sell				Unrealized
Foreign Currency		In Exchange for	Settlement Date	Gain (Loss)
9,560,000	Euro	US $13,960,366	2/11/09	US $531,891
16,743,000	British Pound	30,261,183	2/11/09	417,859
7,745,000	Canadian Dollar	7,238,809	2/12/09	(45,804)
6,350,000	Australian Dollar	5,510,975	2/13/09	502,101
5,613,000	Swiss Franc	5,199,918	2/13/09	193,898
2,714,000	Australian Dollar	2,258,849	3/4/09	118,048
86,060,000	Indian Rupee	1,824,444	3/16/09	(7,984)
		$66,254,544		$1,710,009

Net Unrealized Gain on Foreign Exchange Contracts				$1,219,495

7. Capital— The Trusts are authorized to issue an unlimited number of shares of beneficial interest without par value. The Trusts consist of the Funds listed on the cover page, each of which is a separate and distinct series of the Trusts. Each Fund has designated two classes of shares, Class A shares and Class B shares (each, a “Class”). Each share of each Class has an equal beneficial interest in the assets, has identical voting, dividend, liquidation and other rights and is subject to the same terms and conditions except that expenses allocated to a Class may be borne solely by that Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. Cash Management Fund’s Class A and Class B shares are sold without an initial sales charge; however, its Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible Fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is

142

payable to FIC as underwriter of the Trusts. The Class A and Class B shares sold by the other Funds have a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class.

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended September 30, 2008 and September 30, 2007 were as follows:

	Year Ended September 30, 2008			Year Ended September 30, 2007

	Distributions			Distributions
	Declared from			Declared from

	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total

Cash Management	$ 6,356,325	$ —	$ 6,356,325	$ 9,601,006	$ —	$ 9,601,006
Government	9,942,189	—	9,942,189	9,442,942	—	9,442,942
Investment Grade	15,368,301	—	15,368,301	13,206,406	—	13,206,406
Fund For Income	40,732,558	—	40,732,558	41,007,580	—	41,007,580
Total Return	12,765,632	3,653,912	16,419,544	6,934,189	2,437,390	9,371,579
Value	6,281,771	—	6,281,771	5,043,416	—	5,043,416
Blue Chip	3,911,115	—	3,911,115	2,538,723	—	2,538,723
Growth & Income	16,175,556	974,898	17,150,454	3,341,467	11,989,017	15,330,484
Global	21,687,345	21,913,513	43,600,858	1,799,574	27,418,792	29,218,366
Select Growth	6,649,469	31,600,230	38,249,699	—	17,984,118	17,984,118
Opportunity	8,679,957	38,812,604	47,492,561	—	23,106,905	23,106,905
Special Situations	8,020,760	7,718,950	15,739,710	—	23,106,905	23,106,905
International	2,770,292	—	2,770,292	202,381	—	202,381

143

Notes to Financial Statements (continued)
FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
September 30, 2008

As of September 30, 2008, the components of distributable earnings (deficit) on a tax basis were as follows:

		Undistributed			Total
	Undistributed	Capital Gains	Other	Unrealized	Distributable
	Ordinary	or (Loss)	Accumulated	Appreciation	Earnings
Fund	Income	Carryover	Losses	(Depreciation)	(Deficit)*

Government	$ 100,547	$ (9,634,584)	$ —	$ (613,519)	$ (10,147,556)
Investment Grade	927,215	(8,943,990)	(22,473,192)	(23,636,653)	(54,126,620)
Fund For Income	3,786,222	(157,563,760)	(23,864,360)	(108,514,622)	(286,156,520)
Total Return	1,568,641	—	(2,807,729)	6,511,833	5,272,745
Value	917,502	(21,180,006)	(10,594,449)	28,992,466	(1,864,487)
Blue Chip	1,263,414	(85,248,208)	(9,128,943)	80,512,834	(12,600,903)
Growth & Income	3,234,635	451,328	(676,562)	47,757,284	50,766,685
Global	—	—	(1,113,339)	(25,512,206)	(26,625,545)
Select Growth	—	(2,098,139)	(31,235,737)	(7,866,374)	(41,200,250)
Opportunity	2,000,977	9,215,790	—	22,890,228	34,106,995
Special Situations	317,458	7,042,111	—	2,520,002	9,879,571
International	779,182	(1,635,239)	(15,164,204)	(11,575,989)	(27,596,250)

*Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, passive foreign investment companies and amortization of bond premium and discounts.

Other accumulated losses consist primarily of post-October loss deferrals.

For the year ended September 30, 2008, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate trusts and passive foreign investment companies, foreign currency transactions and expiration of capital loss carryovers.

	Capital	Undistributed	Accumulated Capital
Fund	Paid In	Ordinary Income	Gains (Losses)
Government	$(1,017,364)	$ 464,623	$ 552,741
Investment Grade	—	2,628,154	(2,628,154)
Fund For Income	(1,832,458)	244,398	1,588,060
Total Return	—	368,238	(368,238)
Value	—	(225,180)	225,180
Blue Chip	(765,897)	1	765,896
Growth & Income	—	(87,169)	87,169
Global	203,296	(810,988)	607,692
Select Growth	(1,423,813)	1,423,106	707
Opportunity	—	335,753	(335,753)
International	—	898,276	(898,276)

144

9. Reorganizations—On August 10, 2007, First Investors Blue Chip Fund (“Blue Chip Fund”) acquired all of the net assets of the First Investors Focused Equity Fund (“Focused Equity Fund”) in connection with a tax-free reorganization that was approved by the Equity Fund’s Board of Trustees. The Blue Chip Fund issued 1,728,265 Class A shares and 230,867 Class B shares to the Focused Equity Fund in connection with the reorganization. In return, it received net assets of $47,523,380 from the Focused Equity Fund (which included $1,253,787 of unrealized appreciation and $11,500,588 of accumulated net realized losses). The Blue Chip Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Blue Chip Fund and Focused Equity Fund immediately before the acquisition were $549,166,656 consisting of Blue Chip Fund $501,643,276 ($462,090,636 Class A and $39,552,640 Class B) and Focused Equity Fund $47,523,380 ($42,266,488 Class A and $5,256,892 Class B), respectively.

10. New Accounting Pronouncements—In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles for the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, FIMCO does not believe the adoption of SFAS No. 157 will impact the financial statement amounts of the Funds, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

145

Financial Highlights
FIRST INVESTORS INCOME FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset				Assets**		Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income	Expenses	Income (Loss)	Rate

CASH MANAGEMENT FUND

Class A
2004	$1.00	$.005	—	$.005	$.005	—	$.005	$1.00	.50%	$171.70%		.70%	.50%	1.05%	.15%	—
2005	1.00	.019	—	.019	.019	—	.019	1.00	1.94	162.70		.71	1.90	1.04	1.56	—
2006	1.00	.038	—	.038	.038	—	.038	1.00	3.89	200.78		.79	3.85	1.01	3.62	—
2007	1.00	.045	—	.045	.045	—	.045	1.00	4.59	218.80		.81	4.51	.93	4.38	—
2008	1.00	.027	—	.027	.027	—	.027	1.00	2.69	234.80		.80	2.63	.92	2.51	—

Class B
2004	1.00	—	—	—	—	—	—	1.00	—	5	1.20	1.20	—	1.55	(.35)	—
2005	1.00	.012	—	.012	.012	—	.012	1.00	1.18	3	1.45	1.46	1.15	1.79	.81	—
2006	1.00	.031	—	.031	.031	—	.031	1.00	3.11	3	1.53	1.54	3.10	1.76	2.87	—
2007	1.00	.037	—	.037	.037	—	.037	1.00	3.81	2	1.55	1.56	3.76	1.68	3.63	—
2008	1.00	.019	—	.019	.019	—	.019	1.00	1.92	4	1.55	1.55	1.88	1.67	1.76	—

GOVERNMENT FUND

Class A
2004	$11.31	$ .51	$ (.18)	$ .33	$ .51	—	$ .51	$11.13	3.01%	$179	1.10%	1.10%	4.59%	1.56%	4.13%	60%
2005	11.13	.50	(.25)	.25	.50	—	.50	10.88	2.25	182	1.10	1.11	4.49	1.57	4.02	48
2006	10.88	.45	(.13)	.32	.49	—	.49	10.71	3.02	186	1.10	1.11	4.14	1.35	3.89	43
2007	10.71	.49	(.06)	.43	.50	—	.50	10.64	4.07	199	1.10	1.11	4.62	1.24	4.48	23
2008	10.64	.49	.11	.60	.48	—	.48	10.76	5.73	228	1.10	1.10	4.29	1.24	4.15	37

Class B
2004	11.30	.43	(.18)	.25	.43	—	.43	11.12	2.25	17	1.85	1.85	3.84	2.31	3.38	60
2005	11.12	.41	(.25)	.16	.41	—	.41	10.87	1.48	15	1.85	1.86	3.74	2.32	3.27	48
2006	10.87	.36	(.12)	.24	.40	—	.40	10.71	2.32	13	1.85	1.86	3.39	2.10	3.14	43
2007	10.71	.41	(.06)	.35	.42	—	.42	10.64	3.33	12	1.82	1.83	3.90	1.96	3.76	23
2008	10.64	.41	.12	.53	.41	—	.41	10.76	4.99	12	1.80	1.80	3.59	1.94	3.45	37

146	147

Financial Highlights (continued)
FIRST INVESTORS INCOME FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset				Assets**		Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income	Expenses	Income	Rate

INVESTMENT GRADE FUND

Class A
2004	$10.28	$.47	$ (.11)	$.36	$.53	—	$ .53	$10.11	3.57%	$170	1.10%	1.10%	4.49%	1.32%	4.27%	9%
2005	10.11	.45	(.28)	.17	.52	—	.52	9.76	1.70	203	1.10	1.11	4.21	1.31	4.00	11
2006	9.76	.44	(.19)	.25	.49	—	.49	9.52	2.69	231	1.10	1.11	4.35	1.27	4.18	74
2007	9.52	.45	(.09)	.36	.46	—	.46	9.42	3.91	271	1.10	1.11	4.58	1.22	4.46	50
2008	9.42	.48	(1.20)	(.72)	.47	—	.47	8.23	(8.12)	268	1.10	1.10	4.80	1.23	4.67	127

Class B
2004	10.28	.38	(.11)	.27	.45	—	.45	10.10	2.74	30	1.85	1.85	3.74	2.07	3.52	9
2005	10.10	.34	(.24)	.10	.45	—	.45	9.75	.97	28	1.85	1.86	3.46	2.06	3.25	11
2006	9.75	.30	(.12)	.18	.42	—	.42	9.51	1.92	24	1.85	1.86	3.60	2.02	3.43	74
2007	9.51	.35	(.05)	.30	.40	—	.40	9.41	3.17	22	1.82	1.83	3.86	1.94	3.74	50
2008	9.41	.42	(1.21)	(.79)	.40	—	.40	8.22	(8.78)	17	1.80	1.80	4.10	1.93	3.97	127

INCOME FUND

Class A
2004	$3.05	$.23	$ .13	$.36	$.23	—	$ .23	$ 3.18	12.06%	$561	1.29%	1.29%	7.35%	N/A	N/A	37%
2005	3.18	.23	(.11)	.12	.23	—	.23	3.07	3.79	571	1.30	1.30	7.33	N/A	N/A	39
2006	3.07	.22	(.06)	.16	.22	—	.22	3.01	5.40	555	1.30	1.31	7.28	N/A	N/A	28
2007	3.01	.21	(.02)	.19	.21	—	.21	2.99	6.38	563	1.28	1.29	7.00	N/A	N/A	34
2008	2.99	.21	(.54)	(.33)	.21	—	.21	2.45	(11.58)	460	1.29	1.29	7.40	1.30	7.39	17

Class B
2004	3.05	.21	.12	.33	.20	—	.20	3.18	11.22	40	1.99	1.99	6.65	N/A	N/A	37
2005	3.18	.21	(.13)	.08	.20	—	.20	3.06	2.68	37	2.00	2.00	6.63	N/A	N/A	39
2006	3.06	.20	(.06)	.14	.20	—	.20	3.00	4.64	31	2.00	2.01	6.58	N/A	N/A	28
2007	3.00	.19	(.01)	.18	.19	—	.19	2.99	5.99	25	1.98	1.99	6.30	N/A	N/A	34
2008	2.99	.19	(.54)	(.35)	.19	—	.19	2.45	(12.25)	15	1.99	1.99	6.70	2.00	6.69	17

*	Calculated without sales charges.

**	Net of expenses waived or assumed (Note 3).

(a)	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note 1E).

148	See notes to financial statements	149

Financial Highlights
FIRST INVESTORS EQUITY FUNDS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each fiscal year ended September 30, except as otherwise indicated.

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset				Assets**		Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gain	Distributions	Year	Return*	(in millions)	Credits	Credits(a)	Income	Expenses	Income	Rate

TOTAL RETURN FUND

Class A
2004	$12.02	$.20	$ .96	$ 1.16	$.20	$ —	$.20	$12.98	9.65%	$231	1.44%	1.44%	1.60%	1.65%	1.39%	41%
2005	12.98	.23	.97	1.20	.25	—	.25	13.93	9.25	281	1.39	1.40	1.69	1.57	1.52	52
2006	13.93	.23	.64	.87	.23	—	.23	14.57	6.24	312	1.37	1.38	1.63	1.44	1.57	57
2007	14.57	.29	1.40	1.69	.30	.10	.40	15.86	11.68	355	1.32	1.33	2.05	N/A	N/A	40
2008	15.86	.36	(2.31)	(1.95)	.37	.30	.67	13.24	(12.66)	304	1.34	1.34	2.32	N/A	N/A	59

Class B
2004	11.86	.12	.94	1.06	.12	—	.12	12.80	8.92	36	2.14	2.14	.90	2.35	.69	41
2005	12.80	.13	.95	1.08	.15	—	.15	13.73	8.49	38	2.09	2.10	.99	2.27	.82	52
2006	13.73	.13	.63	.76	.13	—	.13	14.36	5.53	36	2.07	2.08	.93	2.14	.87	57
2007	14.36	.14	1.42	1.56	.19	.10	.29	15.63	10.93	34	2.02	2.03	1.35	N/A	N/A	40
2008	15.63	.26	(2.29)	(2.03)	.27	.30	.57	13.03	(13.35)	25	2.04	2.04	1.62	N/A	N/A	59

VALUE FUND

Class A
2004	$4.99	$.07	$ .96	$ 1.03	$.07	—	$.07	$5.95	20.57%	$185	1.48%	1.48%	1.21%	N/A	N/A	11%
2005	5.95	.08	.65	.73	.07	—	.07	6.61	12.31	267	1.42	1.43	1.31	N/A	N/A	17
2006	6.61	.09	.78	.87	.08	—	.08	7.40	13.22	337	1.39	1.40	1.29	N/A	N/A	15
2007	7.40	.10	.74	.84	.10	—	.10	8.14	11.36	414	1.32	1.33	1.34	N/A	N/A	8
2008	8.14	.12	(1.49)	(1.37)	.12	—	.12	6.65	(16.91)	334	1.35	1.35	1.62	N/A	N/A	17

Class B
2004	4.92	.03	.95	.98	.03	—	.03	5.87	19.91	23	2.18	2.18	.51	N/A	N/A	11
2005	5.87	.04	.63	.67	.03	—	.03	6.51	11.43	27	2.12	2.13	.61	N/A	N/A	17
2006	6.51	.04	.76	.80	.03	—	.03	7.28	12.34	28	2.09	2.10	.59	N/A	N/A	15
2007	7.28	.05	.72	.77	.04	—	.04	8.01	10.64	27	2.02	2.03	.64	N/A	N/A	8
2008	8.01	.07	(1.46)	(1.39)	.07	—	.07	6.55	(17.42)	17	2.05	2.05	.92	N/A	N/A	17

150	151

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset				Assets**		Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income (Loss)	Rate
BLUE CHIP FUND

Class A
2004	$17.14	$ .01	$ 1.54	$ 1.55	$ —	—	$ —	$18.69	9.04%	$414	1.47%	1.47%	.03%	1.58%	(.08)%	94%
2005	18.69	.10	1.91	2.01	.10	—	.10	20.60	10.76	421	1.45	1.45	.54	1.56	.43	55
2006	20.60	.10	1.82	1.92	.07	—	.07	22.45	9.31	438	1.46	1.46	.47	1.50	.43	6
2007	22.45	.15	3.17	3.32	.13	—	.13	25.64	14.81	526	1.39	1.39	.65	N/A	N/A	3
2008	25.64	.21	(5.18)	(4.97)	.19	—	.19	20.48	(19.43)	396	1.40	1.41	.86	N/A	N/A	8

Class B
2004	16.26	(.13)	1.48	1.35	—	—	—	17.61	8.30	61	2.17	2.17	(.67)	2.28	(.78)	94
2005	17.61	.09	1.67	1.76	.07	—	.07	19.30	9.98	52	2.15	2.15	(.16)	2.26	(.27)	55
2006	19.30	(.08)	1.72	1.64	—	—	—	20.94	8.50	44	2.16	2.16	(.23)	2.20	(.27)	6
2007	20.94	(.06)	3.00	2.94	—	—	—	23.88	14.04	46	2.09	2.09	(.05)	N/A	N/A	3
2008	23.88	.03	(4.80)	(4.77)	.04	—	.04	19.07	(20.00)	27	2.10	2.11	.16	N/A	N/A	8

GROWTH & INCOME FUND

Class A
2004	$10.68	$ .06	$ 1.43	$ 1.49	$.03	$ —	$.03	$12.14	13.95%	$499	1.42%	1.42%	.53%	N/A	N/A	32%
2005	12.14	.09	1.54	1.63	.10	—	.10	13.67	13.43	597	1.38	1.38	.72	N/A	N/A	42
2006	13.67	.05	1.05	1.10	.05	—	.05	14.72	8.06	671	1.37	1.37	.35	N/A	N/A	34
2007	14.72	.08	2.37	2.45	.07	.24	.31	16.86	16.78	808	1.32	1.32	.54	N/A	N/A	23
2008	16.86	.14	(3.66)	(3.52)	.11	.23	.34	13.00	(21.23)	623	1.35	1.35	.94	N/A	N/A	24

Class B
2004	10.26	(.03)	1.39	1.36	—	—	—	11.62	13.26	83	2.12	2.12	(.17)	N/A	N/A	32
2005	11.62	(.04)	1.51	1.47	.03	—	.03	13.06	12.65	82	2.08	2.08	.02	N/A	N/A	42
2006	13.06	(.12)	1.07	.95	—	—	—	14.01	7.28	72	2.07	2.07	(.35)	N/A	N/A	34
2007	14.01	(.13)	2.35	2.22	—	.24	.24	15.99	15.98	67	2.02	2.02	(.16)	N/A	N/A	23
2008	15.99	.03	(3.47)	(3.44)	.02	.23	.25	12.30	(21.82)	41	2.05	2.05	.24	N/A	N/A	24

152	153

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset				Assets**		Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	Income (Loss)	Rate

GLOBAL FUND

Class A
2004	$5.16	$ (.01)	$ .78	$ .77	$ —	$ —	$ —	$5.93	14.92%	$209	1.86%	1.86%	(.13)%	N/A	N/A	105%
2005	5.93	—	1.13	1.13	—	—	—	7.06	19.06	239	1.78	1.78	.05	N/A	N/A	104
2006	7.06	.01	.71	.72	.02	—	.02	7.76	10.15	260	1.77	1.77	.14	N/A	N/A	105
2007	7.76	—	1.87	1.87	.05	.76	.81	8.82	26.43	323	1.70	1.70	(.07)	1.70%	(.07)%	134
2008	8.82	.03	(1.97)	(1.94)	.01	1.12	1.13	5.75	(25.44)	249	1.70	1.70	.39	1.73	.36	133

Class B
2004	4.84	(.05)	.73	.68	—	—	—	5.52	14.05	15	2.56	2.56	(.83)	N/A	N/A	105
2005	5.52	(.04)	1.04	1.00	—	—	—	6.52	18.12	14	2.48	2.48	(.65)	N/A	N/A	104
2006	6.52	(.05)	.67	.62	—	—	—	7.14	9.51	14	2.47	2.47	(.56)	N/A	N/A	105
2007	7.14	(.16)	1.81	1.65	.05	.76	.81	7.98	25.57	14	2.40	2.40	(.77)	2.40	(.77)	134
2008	7.98	(.02)	(1.75)	(1.77)	—	1.12	1.12	5.09	(25.91)	9	2.40	2.40	(.31)	2.43	(.34)	133

SELECT GROWTH FUND††

Class A
2004	$6.75	$ (.07)	$ 1.12	$ 1.05	—	$ —	$ —	$7.80	15.56%	$130	1.68%	1.68%	(1.12)%	N/A	N/A	75%
2005	7.80	(.05)	1.07	1.02	—	—	—	8.82	13.08	169	1.58	1.58	(.66)	N/A	N/A	91
2006	8.82	(.06)	.50	.44	—	—	—	9.26	4.99	195	1.53	1.53	(.65)	N/A	N/A	107
2007	9.26	(.04)	1.75	1.71	—	.76	.76	10.21	19.81	243	1.47	1.47	(.46)	N/A	N/A	169
2008	10.21	(.04)	(2.06)	(2.10)	—	1.42	1.42	6.69	(23.84)	207	1.46	1.47	(.52)	N/A	N/A	99
Class B
2004	6.61	(.12)	1.10	.98	—	—	—	7.59	14.83	20	2.38	2.38	(1.82)	N/A	N/A	75
2005	7.59	(.11)	1.04	.93	—	—	—	8.52	12.25	23	2.28	2.28	(1.36)	N/A	N/A	91
2006	8.52	(.12)	.49	.37	—	—	—	8.89	4.34	23	2.23	2.23	(1.35)	N/A	N/A	107
2007	8.89	(.11)	1.68	1.57	—	.76	.76	9.70	19.00	25	2.17	2.17	(1.16)	N/A	N/A	169
2008	9.70	(.09)	(1.94)	(2.03)	—	1.42	1.42	6.25	(24.43)	18	2.16	2.17	(1.22)	N/A	N/A	99

154	155

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset				Assets**		Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Net Expenses	Net Expenses	Net		Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	After Fee	Before Fee	Investment		Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return *	(in millions)	Credits	Credits (a)	Income (Loss)	Expenses	(Loss)	Rate

OPPORTUNITY FUND†††

Class A
2004	$19.18	$(.09)	$ 3.62	$ 3.53	$ —	$ —	$ —	$22.71	18.41%	$277	1.56%	1.56%	(.46)%	1.73%	(.63)%	40%
2005	22.71	(.09)	5.62	5.53	—	—	—	28.24	24.35	410	1.48	1.48	(.39)	1.61	(.52)	43
2006	28.24	(.09)	.77	.68	—	.78	.78	28.14	2.58	435	1.44	1.44	(.33)	1.47	(.36)	55
2007	28.14	.16	4.35	4.51	—	1.33	1.33	31.32	16.57	481	1.38	1.38	.52	N/A	N/A	50
2008	31.32	—	(5.53)	(5.53)	.14	2.66	2.80	22.99	(19.40)	377	1.39	1.40	(.01)	N/A	N/A	40

Class B
2004	17.95	(.23)	3.38	3.15	—	—	—	21.10	17.55	46	2.26	2.26	(1.16)	2.43	(1.33)	40
2005	21.10	(.26)	5.22	4.96	—	—	—	26.06	23.51	57	2.18	2.18	(1.09)	2.31	(1.22)	43
2006	26.06	(.29)	.73	.44	—	.78	.78	25.72	1.85	51	2.14	2.14	(1.03)	2.17	(1.06)	55
2007	25.72	(.05)	3.97	3.92	—	1.33	1.33	28.31	15.80	50	2.08	2.08	(.18)	N/A	N/A	50
2008	28.31	(.21)	(4.89)	(5.10)	.14	2.66	2.80	20.41	(19.99)	32	2.09	2.10	(.71)	N/A	N/A	40

SPECIAL SITUATIONS FUND

Class A
2004	$15.63	$(.18)	$ 1.39	$ 1.21	—	$ —	$ —	$16.84	7.74%	$190	1.63%	1.63%	(1.08)%	1.86%	(1.31)%	119%
2005	16.84	(.12)	3.72	3.60	—	—	—	20.44	21.38	224	1.59	1.60	(.64)	1.82	(.86)	112
2006	20.44	(.11)	2.07	2.18	—	—	—	22.62	10.67	249	1.53	1.53	(.49)	1.73	(.69)	48
2007	22.62	(.06)	3.59	3.53	—	1.88	1.88	24.27	16.30	295	1.46	1.46	(.27)	1.61	(.42)	64
2008	24.27	.03	(2.93)	(2.90)	—	1.22	1.22	20.15	(12.67)	258	1.49	1.50	.14	1.61	.02	52

Class B
2004	14.52	(.30)	1.32	1.02	—	—	—	15.54	7.03	21	2.33	2.33	(1.78)	2.56	(2.01)	119
2005	15.54	(.26)	3.44	3.18	—	—	—	18.72	20.46	21	2.29	2.30	(1.34)	2.52	(1.56)	112
2006	18.72	(.26)	2.11	1.85	—	—	—	20.57	9.88	18	2.23	2.23	(1.19)	2.43	(1.39)	48
2007	20.57	(.22)	3.26	3.04	—	1.88	1.88	21.73	15.48	18	2.16	2.16	(.97)	2.31	(1.12)	64
2008	21.73	(.13)	(2.57)	(2.70)	—	1.22	1.22	17.81	(13.26)	12	2.19	2.20	(.56)	2.31	(.68)	52

156	157

Financial Highlights (continued)
FIRST INVESTORS EQUITY FUNDS

			P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions													Ratio to Average Net
		Investment Operations			from							Ratio to Average Net						Assets Before Expenses
	Net Asset	Net	Net Realized					Net Asset						Assets**				Waived or Assumed
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,			Net Assets	Net Expenses		Net Expenses		Net				Net		Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total		End of Year	After Fee		Before Fee		Investment				Investment		Turnover
	of Year	(Loss)	Investments	Operations	Income	Gain	Distributions	Year	Return	*	(in millions)	Credits		Credits	(a)	Income (Loss)		Expenses		Income (Loss)		Rate

INTERNATIONAL FUND

Class A
2006(b)	$10.00	$ —	$ .71	$ .71	—	$ —	$ —	$10.71	7.10%		$ 19	2.35	%†	2.35	%†	.15	%†	5.65	%†	(3.15)	%†	9%
2007	10.71	.08	2.46	2.54	—	.07	.07	13.18	23.84		96	2.50		2.50		(.05)		2.35		.10		67
2008	13.18	.07	(3.45)	(3.38)	—	.32	.32	9.48	(26.37)		105	1.95		1.95		.20		1.94		.20		122

Class B
2006(b)	10.00	(.01)	.71	.70	—	—	—	10.70	7.00		1	3.05	†	3.05	†	(.55)	†	6.35	†	(3.85)	†	9
2007	10.70	—	2.44	2.44	—	.07	.07	13.07	22.93		4	3.20		3.20		(.75)		3.05		(.60)		67
2008	13.07	(.02)	(3.40)	(3.42)	—	.32	.32	9.33	(26.91)		4	2.65		2.65		(.50)		2.64		(.50)		122

*	Calculated without sales charges.

**	Net of expenses waived or assumed by the investment adviser (Note 3).

†	Annualized.

††	Prior to May 7, 2007, known as All-Cap Growth Fund.

†††	Prior to January 31, 2008, known as Mid-Cap Opportunity Fund.

(a)	The ratios do not include a reduction of expenses from cash balances maintained with the custodian or from brokerage service arrangements (Note1E).

(b)	For the period June 27, 2006 (commencement of operations) to September 30, 2006.

158	See notes to financial statements	159

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Income Funds and First Investors Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Cash Management Fund, Government Fund, Investment Grade Fund and Fund For Income, (each a series of First Investors Income Funds), and the Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund, and International Fund (each a series of First Investors Equity Funds), as of September 30, 2008, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

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In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Fund, Government Fund, Investment Grade Fund, Fund For Income, Total Return Fund, Value Fund, Blue Chip Fund, Growth & Income Fund, Global Fund, Select Growth Fund, Opportunity Fund, Special Situations Fund and International Fund, as of September 30, 2008, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
November 26, 2008

161

Board Considerations of Advisory Contracts and Fees
(Unaudited)
FIRST INVESTORS INCOME FUNDS

At a meeting held on May 15, 2008 (“May Meeting”), the Board of Trustees (“Board”), including a majority of the non-interested or independent Trustees (hereinafter, “Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Investors Management Company, Inc. (“FIMCO”) and each of the following funds (each a “Fund” and collectively the “Funds”): Government Fund, Investment Grade Fund, Fund For Income and Cash Management Fund. In reaching its decisions, the Board considered information furnished and discussed throughout the year at regularly scheduled Board meetings and Investment Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement for the May Meeting.

Information furnished at Board meetings and/or Investment Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by the portfolio managers of the Funds and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the May Meeting, the independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, on: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. FIMCO also provided, at the Board’s request, a special performance report on the Fund For Income. Additionally, in response to specific requests from the independent Trustees in connection with the May Meeting, FIMCO furnished, and the Board considered, information concerning aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO at the May Meeting.

162

In considering the information and materials described above, the independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds was considered at the same Board meeting, the Trustees addressed each Fund separately during the May Meeting.

Based on all of the information presented, the Board, including a majority of its independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement are reasonable in relation to the services that are provided under the Agreement. In view of the broad scope and variety of factors and information, the Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Advisory Agreement for each Fund. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decisions to approve the continuance of the Advisory Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Trustees considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide a high level of personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry averages. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex attempts to deliver to its shareholders.

163

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS INCOME FUNDS

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; and (6) the implementation of Board directives as they relate to the Funds. The Trustees noted that under the Advisory Agreement with FIMCO, FIMCO provides not only advisory services but certain administrative services, such as fund accounting services, that many other advisers do not provide under their advisory agreements. The Board also noted the steps that FIMCO has taken to encourage strong performance, including making changes to portfolio managers of Funds to address performance issues and providing significant incentives to portfolio managers and analysts based on Fund performance.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s services as well as the services of its affiliates supported approval of the Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Investment Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Trustees reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2008 (the “year-to-date period”). The Board also reviewed the annual yield of each Fund for each of the past three calendar years. With regard to the performance and yield information, the Board considered the performance and

164

yield of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance or yield, as applicable, and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance or yield.

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the Investment Grade Fund and Cash Management Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper and that the Investment Grade Fund fell within one of the top three quintiles for the year-to-date period. Also, the Board considered that the performance for the Government Fund, Investment Grade Fund and Fund For Income had improved during the year-to-date period. The Board noted that the yield for each Fund, except for the Government Fund, for each of the past three calendar years fell within one of the top three quintiles and the yield for the Government Fund fell within one of the top three quintiles for two of the past three calendar years. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative style than many of their peers. The Board also considered FIMCO’s special performance report on the Fund For Income and noted the actions FIMCO is taking to improve performance. Finally, the Board considered that FIMCO assigned a new portfolio manager to the Investment Grade Fund in November 2007 in an effort to improve performance.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement. The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets — these fee rates include advisory and administrative service fees — to other funds in its Peer Group. In this regard, the Board considered the management fees of each Fund on a quintile basis as compared to its Peer Group. For purposes of the management fee data provided by Lipper, the first quintile is defined as 20% of the funds in the applicable Peer Group with the lowest management fee and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the highest management fee.

Based on the data provided on management fee rates, on a Fund-by-Fund basis, the Board noted that the contractual management fee rate and actual management fee rate (after taking into account any applicable fee waivers) for each Fund, except the actual management fee rate for the Cash Management Fund, did not fall within one of the

165

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS INCOME FUNDS

first three quintiles of its respective Peer Group. The Board considered that FIMCO agreed to: (i) continue the current total expense cap agreements for the Government Fund, Investment Grade Fund and Cash Management Fund through the 2009 fiscal year; and (ii) cap the management fees of the Fund For Income beginning July 1, 2008 through the 2009 fiscal year, which would result in a management fee reduction of approximately three basis points.

The Board also reviewed the information compiled by Lipper comparing each Fund’s total expense ratio (Class A Shares), taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) there are significant costs involved in providing the level of personal service that the First Investors fund complex attempts to deliver to its shareholders; (ii) overall Fund expenses cover (a) check-writing and wiring privileges for Cash Management Fund shareholders at no additional cost and (b) custodial fees for shareholders who invest in the Funds through retirement accounts, and a majority of shares of each Fund, other than the Cash Management Fund, are held in retirement accounts; and (iii) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in most cases the First Investors funds are compared to funds in complexes that are much larger than First Investors.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2007, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain other publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Trustees also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are discussed below. The Trustees acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

166

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund, except the Cash Management Fund, includes breakpoints to account for management economies of scale. The Board noted that Fund For Income has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in its fee schedule. With regard to Government Fund and Investment Grade Fund, the Board recognized that, although these Funds have not reached a size at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds grow, economies of scale may be shared for the benefit of shareholders. With respect to Cash Management Fund, the Board concluded that the fee structure is appropriate at current asset levels.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO as a result of its relationship with the Funds. In that regard, the Board considered ADM’s fees and profitability and the income received by FIC and FIMCO’s affiliated bank as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FIMCO, the Board concluded that the level of fees paid to FIMCO with respect to each Fund is reasonable. As a result, the Board, including a majority of the independent Trustees, approved the Advisory Agreement with each Fund.

167

Board Considerations of Advisory Contracts and Fees
(Unaudited)
FIRST INVESTORS EQUITY FUNDS

Annual Consideration of the Investment Advisory Agreements and the Sub-Advisory Agreements with Wellington Management Company, LLP, Paradigm Capital Management, Inc., Smith Group Asset Management, LP and Vontobel Asset Management, Inc.

At a meeting held on May 15, 2008 (“May Meeting”), the Board of Trustees (“Board”), including a majority of the non-interested or independent Trustees (hereinafter, “Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between First Investors Management Company, Inc. (“FIMCO”) and each of the following funds (each a “Fund” and collectively the “Funds”): Growth & Income Fund, Total Return Fund, Blue Chip Fund, Value Fund, Opportunity Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund. In addition, at the May Meeting, the Board, including a majority of the independent Trustees, approved the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with: (1) Wellington Management Company, LLP (“WMC”) with respect to the Global Fund; (2) Paradigm Capital Management, Inc. (“Paradigm”) with respect to the Special Situations Fund; (3) Smith Group Asset Management, LP (“Smith Group”) with respect to the Select Growth Fund; and (4) Vontobel Asset Management, Inc. (“Vontobel”) with respect to the International Fund. The Global Fund, Special Situations Fund, Select Growth Fund and International Fund are collectively referred to as the “Sub-Advised Funds.”

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund and the Sub-Advisory Agreements for the Sub-Advised Funds, the Board considered information furnished and discussed throughout the year at regularly scheduled Board meetings and Investment Committee meetings as well as information provided specifically in relation to the renewal of the Advisory Agreement and Sub-Advisory Agreements for the May Meeting. Information furnished at Board meetings and/or Investment Committee meetings throughout the year included FIMCO’s analysis of each Fund’s investment performance, presentations given by representatives of FIMCO, WMC, Paradigm, Smith Group and Vontobel and various reports on compliance and other services provided by FIMCO and its affiliates. In preparation for the May Meeting, the independent Trustees requested and received information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data, on: (1) the investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined by Lipper (“Peer Group”); and (2) comparative information on each Fund’s volatility versus total return. Additionally, in response to specific requests from the independent Trustees in connection with the May Meeting, FIMCO

168

furnished, and the Board considered, information concerning aspects of its operations, including: (1) the nature, extent and quality of services provided by FIMCO and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (2) the actual management fees paid by each Fund to FIMCO; (3) the costs of providing services to each Fund and the profitability of FIMCO and its affiliate, Administrative Data Management Corp. (“ADM”), the Funds’ affiliated transfer agent, from the relationship with each Fund; and (4) any “fall out” or ancillary benefits accruing to FIMCO or its affiliates as a result of the relationship with each Fund. FIMCO also provided, and the Board considered, an analysis of the overall profitability of the First Investors mutual fund business that included various entities affiliated with FIMCO as well as comparative profitability information based on analysis performed by FIMCO of the financial statements of certain publicly-traded mutual fund asset managers. In addition to evaluating, among other things, the written information provided by FIMCO, the Board also evaluated the answers to questions posed by the Board to representatives of FIMCO at the May Meeting.

In addition, in response to specific requests from the independent Trustees in connection with the May Meeting, WMC, Paradigm, Smith Group and Vontobel furnished, and the Board reviewed, information concerning aspects of their respective operations, including: (1) the nature, extent and quality of services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds; (2) the sub-advisory fee rates charged by WMC, Paradigm, Smith Group and Vontobel and a comparison of those fee rates to the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other investment companies or accounts, as applicable, with an investment mandate similar to the applicable Sub-Advised Funds; (3) profitability information provided by WMC, Paradigm, Smith Group and Vontobel; and (4) any “fall out” or ancillary benefits accruing to WMC, Paradigm, Smith Group and Vontobel as a result of the relationship with each applicable Sub-Advised Fund.

In considering the information and materials described above, the independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds and the Sub-Advisory Agreements for the Sub-Advised Funds were considered at the same Board meeting, the Trustees addressed each Fund separately during the May Meeting.

Based on all of the information presented, the Board, including a majority of its independent Trustees, determined on a Fund-by-Fund basis that the fees charged

169

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS EQUITY FUNDS

under the Advisory Agreement and each Sub-Advisory Agreement are reasonable in relation to the services that are provided under each Agreement. In view of the broad scope and variety of factors and information, the Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decisions to approve the continuance of the Advisory Agreement for each Fund and Sub-Advisory Agreements with Paradigm, Smith Group, Vontobel and WMC.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by FIMCO, the Board recognized that FIMCO is dedicated to providing investment management services exclusively to the Funds and the other funds in the First Investors fund complex and that, unlike many other mutual fund managers, FIMCO is not in the business of providing management services to hedge funds, pension funds or separately managed accounts. As a result, the Trustees considered that FIMCO’s personnel devote substantially all of their time to serving the funds in the First Investors fund complex.

The Board also recognized that it is the philosophy of FIMCO and its affiliates to provide a high level of personal service to the shareholders of the Funds, that FIMCO and its affiliates strive to service the needs of a shareholder base that includes many investors who are less affluent and that the average account size of many of the First Investors funds is small by comparison to the industry averages. The Board also considered management’s explanation regarding the significant costs involved in providing the level of personal service that the First Investors fund complex attempts to deliver to its shareholders.

The Board noted that FIMCO has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds, including fund accounting; (6) the implementation of Board directives as they relate to the Funds; and (7) evaluating and monitoring sub-advisers. The Trustees noted that under the Advisory Agreement with FIMCO, FIMCO provides not only advisory services but certain administrative

170

services, such as fund accounting services, that many other advisers do not provide under their advisory agreements. The Board also noted the steps that FIMCO has taken to encourage strong performance, including making changes to portfolio managers and/or sub-advisers of Funds to address performance issues and providing significant incentives to portfolio managers and analysts based on Fund performance.

The Board also considered the nature, extent and quality of the services provided to the Funds by FIMCO’s affiliates, including transfer agency and distribution services. The Board took into account the fact that ADM is dedicated to providing transfer agency services exclusively to the Funds and the other funds in the First Investors fund complex. As a result, ADM can tailor its processes and services to satisfy the needs of the Funds’ shareholder base. The Board noted that the Funds’ shares are distributed primarily through First Investors Corporation (“FIC”), which is an affiliate of FIMCO.

Furthermore, the Board considered the nature, extent and quality of the investment management services provided by WMC, Paradigm, Smith Group and Vontobel to the applicable Sub-Advised Funds. The Trustees considered WMC’s, Paradigm’s, Smith Group’s and Vontobel’s investment management process in managing the applicable Sub-Advised Funds and the experience and capability of their respective personnel responsible for the portfolio management of the applicable Sub-Advised Funds.

Based on the information considered, the Board concluded that the nature, extent and quality of FIMCO’s, WMC’s, Paradigm’s, Smith Group’s and Vontobel’s services, as applicable, as well as the services of FIMCO’s affiliates supported approval of the Advisory Agreement and each Sub-Advisory Agreement.

Investment Performance

The Board placed significant emphasis on the investment performance of each of the Funds. While consideration was given to performance reports and discussions held at prior Board or Investment Committee meetings, as applicable, particular attention was given to the performance information compiled by Lipper. In particular, the Trustees reviewed the performance of the Funds over the most recent calendar year (“1-year period”) and, to the extent provided by Lipper, the annualized performance over the most recent three calendar year period (“3-year period”) and five calendar year period (“5-year period”). In addition, the Board considered the performance information provided by FIMCO for each Fund through April 30, 2008 (the “year-to-date period”). With regard to the performance information, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

171

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS EQUITY FUNDS

On a Fund-by-Fund basis, the performance reports indicated, and the Board noted, that the Total Return Fund, Value Fund, Opportunity Fund, Special Situations Fund, Select Growth Fund, Global Fund and International Fund fell within one of the top three quintiles for at least one of the performance periods provided by Lipper. With regard to the Growth & Income Fund and Blue Chip Fund, the Board considered that the performance of each such Fund for the year-to-date period had improved and fell within one of the top three quintiles. Moreover, the Board considered the volatility versus total return data provided by Lipper as well as FIMCO’s representation that it believes that the Funds use a more conservative style than many of their peers.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board also gave substantial consideration to the fees payable under each Fund’s Advisory Agreement as well as under the Sub-Advisory Agreements for the Sub-Advised Funds. The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (which included the effect of any fee waivers) as a percentage of average net assets — these fee rates include advisory and administrative service fees — to other funds in its Peer Group. In this regard, the Board considered the management fees of each Fund on a quintile basis as compared to its Peer Group. For purposes of the management fee data provided by Lipper, the first quintile is defined as 20% of the funds in the applicable Peer Group with the lowest management fee and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the highest management fee.

Based on the data provided on management fee rates, on a Fund-by-Fund basis, the Board noted that: (1) the contractual management fee rate for each Fund, except the Global Fund, was in one of the top three quintiles of its respective Peer Group; and (2) the actual management fee rate (after taking into account any applicable fee waivers) for each Fund, except the Growth & Income Fund, Value Fund, Global Fund and International Fund, was in one of the top three quintiles of its respective Peer Group. The Board also considered that, through the 2009 fiscal year, FIMCO agreed to: (i) continue its current management fee waiver agreement for the Special Situations Fund and Global Fund; and (ii) eliminate the current total expense cap agreement for the International Fund (which would have no economic impact on FIMCO or the Fund since the Fund is operating below the expense cap).

In considering the sub-advisory fee rates charged by and costs and profitability of WMC, Paradigm, Smith Group and Vontobel with regard to the respective Sub-Advised Funds, the Board noted that FIMCO pays WMC, Paradigm, Smith Group or Vontobel, as the case may be, a sub-advisory fee from its own advisory fee rather

172

than each Fund paying WMC, Paradigm, Smith Group or Vontobel a fee directly. WMC, Paradigm, Smith Group and Vontobel provided, and the Board reviewed, information comparing the fees charged by WMC, Paradigm, Smith Group and Vontobel for services to the respective Sub-Advised Funds versus the fee rates of WMC, Paradigm, Smith Group and Vontobel for providing advisory services to other comparable investment companies or accounts or compared to their standard fee schedule, as applicable. Based on a review of this information, the Board noted that the fees charged by WMC, Paradigm, Smith Group and Vontobel, as the case may be, for services to each applicable Sub-Advised Fund appeared competitive to the fees WMC, Paradigm, Smith Group and Vontobel charge to such other comparable investment companies or accounts or compared to their standard fee schedule, as applicable.

The Board also reviewed the information compiled by Lipper comparing each Fund’s total expense ratio (Class A Shares), taking into account FIMCO’s expense waivers (as applicable), and the ratio of the sum of actual management and other non-management fees (i.e., fees other than management, transfer agency and 12b-1/non-12b-1 fees) to other funds in its Peer Group, including on a quintile basis. In considering the level of the total expense ratio and the ratio of the sum of actual management and other non-management fees, the Board took into account management’s explanation that: (i) there are significant costs involved in providing the level of personal service that the First Investors fund complex attempts to deliver to its shareholders; (ii) overall Fund expenses cover custodial fees for shareholders who invest in the Fund through retirement accounts and a significant majority of the shares of the Funds are held in retirement accounts; and (iii) Lipper expense comparisons do not take into account the size of a fund complex, and as a result, in certain cases the First Investors funds are compared to funds in complexes that are much larger than First Investors.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability. The Board reviewed the materials it received from FIMCO regarding its revenues and costs in providing investment management and certain administrative services to the Funds. In particular, the Board considered the analysis of FIMCO’s profitability with respect to each Fund, calculated for the year ended December 31, 2007, as well as overall profitability information relating to the past five calendar years. The Board also considered the information provided by FIMCO comparing the profitability of certain other publicly-traded mutual fund asset managers as analyzed by FIMCO based on publicly available financial statements. In reviewing the profitability information, the Trustees also considered the “fall-out” or ancillary benefits that may accrue to FIMCO and its affiliates as a result of their relationship with the Funds, which are

173

Board Considerations of Advisory Contracts and Fees (continued)
(Unaudited)
FIRST INVESTORS EQUITY FUNDS

discussed below. The Trustees acknowledged that, as a business matter, FIMCO was entitled to earn reasonable profits for its services to the Funds.

Economies of Scale. With respect to whether economies of scale are realized by FIMCO as a Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fee rates charged, the Board considered that the Advisory Agreement fee schedule for each Fund includes breakpoints to account for management economies of scale. The Board noted that the Growth & Income Fund, Total Return Fund, Blue Chip Fund, Value Fund, Opportunity Fund, Special Situations Fund and Global Fund have each reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in their respective fee schedules. With regard to the Select Growth Fund and International Fund, the Board recognized that, although these Funds have not reached a size at which they can take advantage of the breakpoints contained in their fee schedule, each schedule is structured so that when the assets of these Funds grow, economies of scale may be shared for the benefit of shareholders.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FIMCO, WMC, Paradigm, Smith Group and Vontobel as a result of their relationship with the Funds. In that regard, the Board considered the fact that FIMCO, WMC, Paradigm, Smith Group and Vontobel receive research from broker-dealers that execute brokerage transactions for the funds in the First Investors fund complex. However, the Board noted that FIMCO and the sub-advisers must select brokers based on each Fund’s requirements for seeking best execution. The Board also considered that Paradigm executes brokerage transactions for the Special Situations Fund through the use of an affiliated broker-dealer and that this also provides a source of fall-out benefits to Paradigm. The Board considered ADM’s fees and profitability and the income received by FIC and FIMCO’s affiliated bank as a result of FIMCO’s management of the First Investors funds.

* * *

In summary, after evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FIMCO, WMC, Paradigm, Smith Group and Vontobel, the Board concluded that the level of fees paid to FIMCO with respect to each Fund, and WMC, Paradigm, Smith Group and Vontobel with respect to each applicable Sub-Advised Fund, is reasonable. As a result, the Board, including a majority of the independent Trustees, approved the Advisory Agreement and each Sub-Advisory Agreement.

174

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers*

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

DISINTERESTED TRUSTEES

Charles R. Barton, III 1965	Trustee since	Chief Operating	41	None
c/o First Investors	1/1/06	Officer (since
Management Company, Inc.		2007) and Direc-
110 Wall Street		tor and Trustee of
New York, NY 10005		the Barton Group,
LLC; President
of Noe Pierson
Corporation

Stefan L. Geiringer 1934	Trustee since	Co-founder and	41	None
c/o First Investors	1/1/06	Senior Vice
Management Company, Inc.		President of Real
110 Wall Street		Time Energy
New York, NY 10005		Solutions, Inc.
since 2005;
Founder/Owner
of SLG, Inc.
since 2005;
Senior Vice
President of
Pepco Energy
Services (North-
east Region)
from 2003-2006;
Founder/Owner
and President of
North Atlantic
Utilities, Inc.
from 1987-2003

Robert M. Grohol 1932	Trustee since	None/Retired	41	None
c/o First Investors	8/15/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
6/30/00

175

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

Arthur M. Scutro, Jr. 1941	Trustee since	None/Retired	41	None
c/o First Investors	1/1/06
Management Company, Inc.
110 Wall Street
New York, NY 10005

James M. Srygley 1932	Trustee since	Retired;	41	None
c/o First Investors	8/15/05;	Owner
Management Company, Inc.	Director/Trustee	Hampton
110 Wall Street	of predecessor	Properties, Inc.
New York, NY 10005	funds since
1/19/95

Robert F. Wentworth 1929	Trustee since	None/Retired	41	None
c/o First Investors	8/15/05;
Management Company, Inc.	Director/Trustee
110 Wall Street	of predecessor
New York, NY 10005	funds since
10/15/92

176

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

INTERESTED TRUSTEES**

Kathryn S. Head 1955	Trustee and	Chairman,	41	None
c/o First Investors	President since	Officer and
Management Company, Inc.	8/15/05;	Director of
Raritan Plaza I	Director/Trustee	First Investors
Edison, NJ 08837	of predecessor	Corporation;
	funds since	First Investors
	3/17/94;	Consolidated
	President of	Corporation;
	Predecessor	First Investors
	funds since	Management
	2001	Company, Inc.;
Administrative
Data Manage-
ment Corp.; First
Investors Federal
Savings Bank;
First Investors
Name Saver,
Inc.; and other
affiliated
companies***

*	Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

**	Ms. Head is an interested trustee because (a) she indirectly owns more than 5% of the voting stock of the adviser and principal underwriter of the Funds, (b) she is an officer, director and employee of the adviser and principal underwriter of the Funds, and (c) she is an officer of the Funds.

***	Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life
Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First
Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development
Corporation, First Investors Credit Corporation and First Investors Resources, Inc.

177

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS
Trustees and Officers* (continued)

Position(s)
	Held with	Principal	Number of	Other
	Funds and	Occupation(s)	Portfolios in	Trusteeships
Name, Year of Birth	Length of	During Past	Fund Complex	Directorships
and Address	Service	5 Years	Overseen	Held

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek 1957	Treasurer	Treasurer of	41	None
c/o First Investors	since 8/18/05;	First Investors
Management Company, Inc.	Treasurer of	Management
Raritan Plaza I	predecessor fund	Company, Inc.
Edison, NJ 08837	since 1988

Larry R. Lavoie 1947	Chief	General Counsel	41	None
c/o First Investors	Compliance	of First Investors
Management Company, Inc.	Officer since	Corporation and
110 Wall Street	8/18/05;	its affiliates;
New York, NY 10005	Chief	Director of
	Compliance	First Investors
	Officer of	Corporation
	predecessor funds	and various
	since 2004	affiliates

178

FIRST INVESTORS INCOME FUNDS
FIRST INVESTORS EQUITY FUNDS

Shareholder Information
————————————————————
Investment Adviser	Custodian
First Investors Management Company, Inc.	The Bank of New York Mellon
110 Wall Street	One Wall Street
New York, NY 10005	New York, NY 10286

Subadviser (Global Fund)	Custodian
Wellington Management Company, LLP	(Global and International Funds)
75 State Street	Brown Brothers Harriman & Co.
Boston, MA 02109	40 Water Street
Boston, MA 02109
Subadviser (Select Growth Fund)
Smith Asset Management Group, L.P.	Transfer Agent
100 Crescent Court	Administrative Data Management Corp.
Dallas, TX 75201	Raritan Plaza I – 8th Floor
Edison, NJ 08837-3620
Subadviser (Special Situations Fund)
Paradigm Capital Management, Inc.	Independent Registered Public
Nine Elk Street	Accounting Firm
Albany, NY 12207	Tait, Weller & Baker LLP
1818 Market Street
Subadviser (International Fund)	Philadelphia, PA 19103
Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor	Legal Counsel
New York, NY 10036	K&L Gates LLP
1601 K Street, N.W.
Underwriter	Washington, DC 20006
First Investors Corporation
110 Wall Street
New York, NY 10005

179

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q, for the first and third quarters of each fiscal year. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 800-423-4026.

180

NOTES

181

First Investors
110 Wall Street
New York, NY 10005

IEAR908

Item 2. Code of Ethics

As of September 30, 2008, the Registrant has adopted a code of ethics that applies to the Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer.

For the year ended September 30, 2008, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Registrant's Board has determined that it has at least two "audit committee financial experts" serving on its audit committee. Robert F. Wentworth and Arthur M. Scutro, Jr. are the "audit committee financial experts" and are considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	September 30,
	-----------------
	2008	2007
	----	----
(a) Audit Fees
First Investors Equity Funds	$237,000	$242,300

(b) Audit-Related Fees
First Investors Equity Funds	$0	$0

(c) Tax Fees
First Investors Equity Funds	$36,000	$39,000

Nature of fees: tax returns preparation and tax compliance

(d) All Other Fees
First Investors Equity Funds	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee:

(a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Funds and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors' specific representations as to their independence;

(b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor;

(c) to pre-approve all non-audit services to be provided by the Funds' independent auditor to the Funds' investment adviser or to any entity that controls, is controlled by or is under common control with the Funds investment adviser ("adviser affiliate") and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

(d) to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member and members of the Audit Committee, subject to subsequent Committee review and oversight;

(e) to consider whether the non-audit services provided by the Funds' independent auditors to the Funds' investment adviser or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditors' independence;

(f) to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service;

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the audit committee pursuant to paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended September 30, 2008 and 2007 were $83,750 and $61,500 respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Equity Funds
(Registrant)

By	/S/ KATHRYN S. HEAD
Kathryn S. Head
President and Principal Executive Officer

Date:	December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

First Investors Equity Funds
(Registrant)

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	December 8, 2008